UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22698

KraneShares Trust

(Exact name of registrant as specified in charter)

280 Park Avenue, 32nd Floor

New York, New York 10017

(Address of principal executive offices) (Zip code)

Jonathan Krane

KraneShares Trust

280 Park Avenue, 32nd Floor

New York, New York 10017

(Name and address of agent for service)

Copy to:

Stacy L. Fuller

K&L Gates LLP

1601 K Street NW

Washington, DC 20006-1600

Registrant’s telephone number, including area code: (212) 933-0393

Date of fiscal year end: March 31, 2023

Date of reporting period: March 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act, as amended (the “Act”) [17 CFR § 270.30e-1], is attached hereto.

(b)	Not applicable to the Registrant.

Annual Report

KraneShares CICC China Leaders 100 Index ETF

KraneShares CSI China Internet ETF

KraneShares Bosera MSCI China A 50 Connect Index ETF

KraneShares Bloomberg China Bond Inclusion Index ETF

KraneShares MSCI All China Index ETF

KraneShares MSCI One Belt One Road Index ETF

KraneShares Emerging Markets Consumer Technology Index ETF

KraneShares MSCI China Clean Technology Index ETF

KraneShares Electric Vehicles and Future Mobility Index ETF

KraneShares MSCI All China Health Care Index ETF

KraneShares Asia Pacific High Income Bond ETF

KraneShares Emerging Markets Healthcare Index ETF

KraneShares MSCI Emerging Markets ex China Index ETF

KraneShares MSCI China ESG Leaders Index ETF

KraneShares CICC China 5G & Semiconductor Index ETF

KraneShares CICC China Consumer Leaders Index ETF

KraneShares SSE STAR Market 50 Index ETF

KraneShares Hang Seng TECH Index ETF

KraneShares China Innovation ETF

KraneShares S&P Pan Asia Dividend Aristocrats Index ETF

KraneShares China Internet and Covered Call Strategy ETF

March 31, 2023

The Funds file their complete schedules of Fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that KraneShares Trust uses to determine how to vote proxies relating to Fund securities, as well as information relating to how the Funds voted proxies relating to Fund securities during the most recent 12-month year ended June 30, are available (i) without charge, upon request, by calling 855-857-2638; and (ii) on the Commission’s website at http://www.sec.gov.

Fund shares may only be purchased or redeemed from a Fund in Creation Unit aggregations. Investors who cannot transact in Creation Units of a Fund’s shares must buy or sell Fund shares in the secondary market at their market price, which may be at a premium or discount to a Fund’s net asset value, with the assistance of a broker. In doing so, the investor may incur brokerage commissions and may pay more than net asset value when buying Fund shares and receive less than net asset value when selling Fund shares.

Shareholder Letter (Unaudited)

Dear Shareholders:

We are pleased to send you the Annual Report for the KraneShares Trust exchange-traded funds (ETFs) for the 12-month period ended March 31, 2023 (the Period). For the Period, the ETFs delivered the following returns:

Fund	Fund Return*	Underlying Index Return**		Morningstar Peer Group Median Return
KraneShares CICC China Leaders 100 Index ETF (KFYP)	-13.15%	-12.51	%(a)	-8.11	%(1)
KraneShares CSI China Internet ETF (KWEB)	5.86%	6.36	%(b)	-8.11	%(1)
KraneShares Bosera MSCI China A 50 Connect ETF (KBA)	-12.63%	-11.57	%(c)	-8.11	%(1)
KraneShares Bloomberg China Bond Inclusion Index ETF (KBND)	-3.98%	-4.82	%(d)	-1.42	%(2)
KraneShares MSCI All China Index ETF (KALL)	-6.44%	-6.44	%(e)	-8.11	%(1)
KraneShares MSCI One Belt One Road Index ETF (OBOR)	-14.98%	-14.69	%(f)	-6.71	%(3)
KraneShares Emerging Markets Consumer Technology Index ETF (KEMQ)	-15.30%	-14.47	%(g)	-9.39	%(4)
KraneShares MSCI China Clean Technology Index ETF (KGRN)	-20.71%	-21.68	%(h)	-8.11	%(1)
KraneShares Electric Vehicles and Future Mobility Index ETF (KARS)	-21.78%	-21.56	%(i)	-5.11	%(5)
KraneShares MSCI All China Health Care Index ETF (KURE)	-12.65%	-12.43	%(j)	-8.11	%(1)
KraneShares Asia Pacific High Income Bond ETF (KHYB)	-0.44%	N/A		-6.55	%(6)
KraneShares Emerging Markets Healthcare Index ETF (KMED)	-14.97%	-14.90	%(k)	-9.39	%(4)
KraneShares MSCI Emerging Markets ex China Index ETF (KEMX)	-12.12%	-13.32	%(l)	-9.39	%(4)
KraneShares MSCI China ESG Leaders Index ETF (KESG)	-10.38%	-9.62	%(m)	-8.11	%(1)
KraneShares CICC China 5G & Semiconductor Index ETF (KFVG)	-9.62%	-9.32	%(n)	-8.11	%(1)
KraneShares CICC China Consumer Leaders Index ETF (KBUY)	1.64%	2.32	%(o)	-8.11	%(1)
KraneShares SSE STAR Market 50 Index ETF (KSTR)	-9.97%	-8.05	%(p)	-8.11	%(1)
KraneShares Hang Seng TECH Index ETF (KTEC)	-4.37%	-5.15	%(q)	-8.11	%(1)
KraneShares China Innovation ETF (KGRO)	-6.60%	N/A		-8.11	%(1)
KraneShares S&P Pan Asia Dividend Aristocrats Index ETF (KDIV)	6.08%^	6.36	%^(r)	-5.14	%(7)
KraneShares China Internet and Covered Call Strategy ETF (KLIP)	-3.56%^	N/A		-8.11	%(1)

*	Return based on net asset value as of March 31, 2023.
**	Return as of March 31, 2023.
^	Return period since Fund inception (less than one-year period).

Shareholder Letter (Unaudited) (continued)

(a)	The CSI CICC Select 100 Index.
(b)	The CSI Overseas China Internet Index.
(c)	The MSCI China A 50 Connect Index.
(d)	The Bloomberg China Inclusion Focused Bond Index.
(e)	The MSCI China All Shares Index.
(f)	The MSCI Global China Infrastructure Exposure Index.
(g)	The Solactive Emerging Markets Consumer Technology Index.
(h)	The MSCI China IMI Environment 10/40 Index.
(i)	The Bloomberg Electric Vehicles Index.
(j)	The MSCI All Shares Health Care 10/40 Index.
(k)	The Solactive Emerging Markets Healthcare Index.
(l)	The MSCI Emerging Markets ex China Index.
(m)	The MSCI China ESG Leaders 10/40 Index.
(n)	The CICC China 5G and Semiconductor Leaders Index.
(o)	The CICC China Consumer Leaders Index.
(p)	The Shanghai Stock Exchange Science and Technology Innovation Board 50 Index.
(q)	The Hang Seng TECH Index.
(r)	The S&P Pan Asia Dividend Aristocrats Index.

Morningstar Peer Group Information

	Morningstar Peer Group Median	Morningstar Peer Group Name	Morningstar Peer Group Description
(1)	-8.11%	U.S. ETF China Region	The Morningstar Fund China Region Category portfolios invest almost exclusively in stocks from China, Taiwan, and Hong Kong. These portfolios invest at least 70% of total assets in equities and invest at least 75% of stock assets in one specific region or a combination of China and/or Taiwan.

(2)	-1.42%	U.S. ETF Emerging Markets Local Currency Bond	The Morningstar Fund Emerging Markets Local Currency Bond Category portfolios invest more than 65% of their assets in foreign bonds from developing countries in the local currency. Funds in this category have a mandate to maintain exposure to currencies of emerging markets. The largest portion of the emerging markets bond market comes from Latin America, followed by Eastern Europe, Africa, the Middle East, and Asia.

(3)	-6.71%	U.S. ETF Infrastructure	The Morningstar Fund Infrastructure Category portfolios invest more than 60% of their assets in stocks of companies engaged in infrastructure activities. Industries considered to be part of the infrastructure sector include oil & gas midstream; waste management; airports; integrated shipping; railroads; shipping & ports; trucking; engineering & construction; infrastructure operations; and the utilities sector.

Shareholder Letter (Unaudited) (continued)

	Morningstar Peer Group Median	Morningstar Peer Group Name	Morningstar Peer Group Description
(4)	-9.39%	U.S. ETF Diversified Emerging Markets	The Morningstar Fund Diversified Emerging Markets Category portfolios tend to divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than those of the Middle East, Africa, or Europe. These portfolios invest predominantly in emerging market equities, but some funds also invest in both equities and fixed income instruments among emerging markets.

(5)	-5.11%	U.S. ETF Industrials	The Morningstar Fund Industrials Category portfolios seek capital appreciation by investing inequity securities of U.S. or non-U.S. companies that are engaged in services related to cyclical industries. This includes and is not limited to companies in aerospace and defense, automotive, chemicals, construction, environmental services, machinery, paper, and transportation.

(6)	-6.55%	U.S. ETF Emerging Markets Bond	The Morningstar Fund Emerging Markets Bond portfolios invest more than 65% of their assets in foreign bonds from developing countries. The largest portion of the emerging-markets bond market comes from Latin America, followed by Eastern Europe. Africa, the Middle East, and Asia make up the rest.

(7)	-5.14%	U.S. ETF Diversified Pacific/Asia	The Morningstar Fund Diversified Pacific/Asia Category portfolios have a wider investment range than other Asia-oriented portfolios. These portfolios can invest throughout the Pacific Rim, including Australia and New Zealand. As a results, country weightings for these portfolios vary tremendously, though most retain some exposure to Japan and Hong Kong. These portfolios invest at least 70% of their total assets in equities and invest at least 75% of assets in Pacific countries, including at least 10% in Japan.

We are encouraged by recent developments in China’s capital markets. The challenging macroeconomic environment and resulting volatility in global equity markets that ensued over the past year led many U.S. and global investors to seek diversified sources of return, including China equities.

●	We believe that China’s capital markets will continue to grow and become an essential element of a well-designed investment portfolio.

●	We believe that investors should have low-cost, transparent tools to obtain exposure to China’s equity and fixed income markets.

●	China’s National Party Congress (NPC), held last year, resulted in positive policy changes including the removal of COVID restrictions and the provision of support for the real estate industry.

●	We believe the further development of China’s capital markets offers a long-term value proposition.

Shareholder Letter (Unaudited) (concluded)

●	We are dedicated to helping investors obtain more complete passive and active market exposures and more balanced investment portfolios that include exposure to China.

Thank you for investing with us.

Jonathan Krane, CEO

March 31, 2023

Management Discussion of Fund Performance (Unaudited)

KraneShares CICC China Leaders 100 Index ETF

The KraneShares CICC China Leaders 100 Index ETF (the Fund) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the CSI CICC Select 100 Index (the Underlying Index).

The Underlying Index takes a smart-beta approach to systematically investing in companies listed in Mainland China. This quantitative approach reflects CICC’s top down and bottom-up research process, seeking to deliver the 100 leading companies in Mainland China.

China A Share Leaders Review

During the 12-month period ended March 31, 2023 (the Period), the Fund’s holdings were somewhat skewed towards growth and consumer industries. As a result, they were negatively impacted by China’s pandemic lockdowns at the beginning of the Period. Furthermore, declines in the prices of equities of real estate developers in connection with the government’s campaign to deleverage real estate developers also negatively impacted the Fund’s performance for the Period.

Still, during the Period the Fund outperformed the broader China equity market, as represented by the MSCI China Index. Further, we remain confident in the smart-beta approach to investing in China’s onshore (A Share/Mainland) equity market and CICC’s research process as represented in the Underlying Index, including because the Underlying Index generated a return profile that was significantly less volatile than the MSCI China Index during the Period.

The best performing sector within the Fund was Communication Services. Meanwhile, companies in the Real Estate sector detracted the most of any single sector from the Fund’s performance.

For the Period, the NAV of the Fund decreased by -13.15% while the Underlying Index decreased by -12.51%. The deviation between the Fund’s performance and that of the Underlying Index can be mainly attributed to management fees.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CICC China Leaders 100 Index ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2023*

	One Year Return			Three Year Return				Five Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares CICC China Leaders 100 Index ETF	-13.15%	-12.86	%‡	4.78	%‡	5.20	%‡	0.47	%‡	0.67	%‡	7.13	%‡	7.08	%‡
Hybrid KFYP Index (Net)**	N/A	-12.51	%‡	N/A		6.54	%‡	N/A		1.66	%‡	N/A		7.47	%‡
S&P 500 Index	N/A	-7.73	%‡	N/A		18.60	%‡	N/A		11.19	%‡	N/A		11.68	%‡

*	The Fund commenced operations on July 22, 2013.
**	The Hybrid KFYP Index (Net) consists of the CSI China Overseas Five Year Plan Index from the inception of the Fund through May 31, 2016, the Zacks New China Index from June 1, 2016 through November 1, 2018, and the CSI CICC Select 100 Index going forward. From June 1, 2016 to November 1, 2018, the Fund sought to provide investment results that, before fees and expenses, corresponded generally to the price and yield performance of the Zacks New China Index. Prior to June 1, 2016, the Fund was known as the KraneShares CSI New China ETF and sought to provide investment results that, before fees and expenses, corresponded generally to the price and yield performance of the CSI Overseas China Five Year Plan Index. Hybrid KFYP Index (Net) reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses, or other taxes.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CICC China Leaders 100 Index ETF (concluded)

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.68%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CSI China Internet ETF

The KraneShares CSI China Internet ETF (the Fund) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the CSI Overseas China Internet Index (the Underlying Index).

The Underlying Index is designed to measure the performance of the investable universe of publicly traded, China-based companies whose primary business or businesses are in the Internet and Internet-related sectors (China Internet Companies), as defined by the index sponsor, China Securities Index Co., Ltd. (CSI).

China Internet Review

Although global markets saw declines due to rising global interest rates, U.S. and Hong Kong-listed stocks of Chinese internet issuers saw positive catalysts during the 12-month period ended March 31, 2023 (the Period) as many of the geopolitical and policy-related issues that had been weighing on the sector in prior periods were resolved. We believe that the two most important developments for the sector during the Period were the China government’s removal of pandemic restrictions and the achievement of full access to the audit books of U.S.-listed, China-based firms by the U.S. Public Company Accounting Oversight Board (PCAOB).

Following the National Party Congress, held in October of 2022, China’s government removed all domestic, pandemic-related restrictions. This development improved the outlook for China’s consumer market and led to a rebound in the stock price of certain China Internet Companies.

On December 15th, 2022, the PCAOB announced that the agency had secured complete access to inspect and investigate China-based firms and their auditors for the first time in history. This announcement was significant for China Internet Companies, many of which are listed publicly in the U.S., because the U.S. Congress in 2022, required U.S.-listed foreign companies to allow the PCAOB to inspect their audit books to remain listed publicly on U.S. exchanges. This development significantly reduced the risk of the American depositary receipts (ADRs) of China Internet Companies being delisted from U.S. exchanges.

We see three potential positive catalysts for China Internet Companies in the year to come:

●	We believe that The People’s Bank of China (PBOC) is likely to maintain a dovish monetary policy stance, to the benefit of growth equities.

●	China retail sales increased +10.6% year-over-year (YoY) in March, setting the stage for a potential rebound in consumer spending this year, which we would expect to benefit China Internet Companies.

●	Alibaba’s recent restructuring into six separate business groups, each individually able to raise capital, indicates the company’s focus on generating shareholder value; and a resulting IPO would likely result in at least one new issuer, which would be included in the Fund in the future.

China capital market overview (April 1, 2022 to March 31, 2023)

●	China’s equity market, as measured by the MSCI China All Shares Index, was down for the Period, returning -6.44%, while China’s currency, the Renminbi (RMB) depreciated -8.4% against the U.S. dollar.

●	The best-performing sectors across China’s equity markets included Energy (+23.08%), Communication Services (+8.93%), and Utilities (+0.18%).

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CSI China Internet ETF (continued)

●	The worst-performing sectors across China’s equity markets included Real Estate (-29.55%), Materials (-18.28%), and Information Technology (-10.98%).

For the Period, the NAV of the Fund increased by 5.86%, while the Underlying Index increased by 6.36%. The deviation between the Fund’s performance and that of the Underlying Index can be mainly attributed to management fees.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CSI China Internet ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2023*

	One Year Return			Three Year Return				Five Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares CSI China Internet ETF	5.86%	9.40	%‡	-9.30	%‡	-9.38	%‡	-10.61	%‡	-10.67	%‡	3.83	%‡	3.81	%‡
CSI Overseas China Internet	N/A	6.36	%‡	N/A		-8.78	%‡	N/A		-10.18	%‡	N/A		4.04	%‡
S&P 500 Index	N/A	-7.73	%‡	N/A		18.60	%‡	N/A		11.19	%‡	N/A		11.77	%‡

*	The Fund commenced operations on July 31, 2013.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.69%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CSI China Internet ETF (concluded)

Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Bosera MSCI China A 50 Connect Index ETF

The KraneShares Bosera MSCI China A 50 Connect Index ETF (the Fund) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the MSCI China A 50 Connect Index (the Underlying Index).

The Underlying Index is constructed from the MSCI China A Index (the Parent Index), a broad-based benchmark index, which captures large and mid-cap China A shares listed on the Shanghai and Shenzhen exchanges and accessible through the Northbound Stock Connect channel. The Underlying Index aims to reflect the performance of the 50 largest securities representing each Global Industry Classification Standard (GICS®) sector and reflecting the sector weight allocation of the Parent Index.

China A Share Review

Several macroeconomic headwinds impacted the Fund’s performance during the 12-month period ended March 31, 2023 (the Period), including a slump in consumer demand stemming from pandemic restrictions in China and the strengthening of the U.S. dollar due to the most aggressive interest rate hiking cycle in history from the U.S. Federal Reserve, which weighed on the value of assets denominated in currencies other than the U.S. Dollar, including China’s Renminbi. Although pandemic restrictions were removed during the period, benefiting consumer-oriented holdings, the Fund’s holdings in other sectors, such as Information Technology and Financials, nonetheless detracted from its overall performance for the period.

We see three potential positive catalysts for China’s A share equity market in the year to come:

●	We believe that there will be continued government support for key industries that are captured by the Fund’s holdings.

●	The potential relative attractiveness of China A shares due to the dovish monetary policy stance we expect from the People’s Bank of China (PBOC) as compared to other global central banks.

●	China’s retail sales increased +10.6% year-over-year in March, setting the stage for a rebound in consumer spending during the coming year, which should, in turn, lead to increased revenue for some of the companies held by the Fund, which would contribute to Fund performance.

China capital market overview (April 1, 2022 to March 31, 2023)

●	China’s equity market, as measured by the MSCI China All Shares Index, was down for the period returning -6.44%, while China’s currency, the renminbi (RMB) depreciated -8.4% against the U.S. dollar.

●	The best-performing sectors across China’s equity markets included Energy (+23.08%), Communication Services (+8.93%), and Utilities (+0.18%).

●	The worst-performing sectors across China’s equity markets included Real Estate (-29.55%), Materials (-18.28%), and Information Technology (-10.98%).

The Fund had exposure to Communication Services and Consumer Discretionary, which contributed positively to its performance, and to Real Estate and Information Technology, which detracted from its performance. The Fund’s performance was also negatively impacted by the decline in the value of China’s currency, the Renminbi, compared to the U.S. dollar.

For the Period, the NAV of the Fund decreased by -12.63% while the Underlying Index decreased by -11.57%. The deviation between the Fund’s performance and that of the Underlying Index can be mainly attributed to management fees and currency translations.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Bosera MSCI China A 50 Connect Index ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2023*

	One Year Return			Three Year Return				Five Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares Bosera MSCI China A 50 Connect Index ETF	-12.63%	-12.10	%‡	6.45	%‡	6.33	%‡	1.71	%‡	1.34	%‡	6.03	%‡	6.00	%‡
Hybrid KBA Index (Net)**	N/A	-11.57	%‡	N/A		7.24	%‡	N/A		1.96	%‡	N/A		7.04	%‡
S&P 500 Index	N/A	-7.73	%‡	N/A		18.60	%‡	N/A		11.19	%‡	N/A		11.13	%‡

*	The Fund commenced operations on March 4, 2014.
**	The Hybrid KBA Index consists of the MSCI China A Index from the inception of the Fund through October 23, 2014, the MSCI China A International Index from October 23, 2014 through December 26, 2017, the MSCI China A Inclusion Index from December 27, 2017 to May 29, 2019, the MSCI China A Index from May 29, 2019 to January 5, 2022, and the MSCI China A 50 Connect Index going forward. From October 23, 2014 through December 26, 2017, the Fund sought investment results that, before fees and expenses, corresponded to the price and yield performance of the MSCI China A International Index. Prior to October 23, 2014, the Fund sought investment results that, before fees and expenses, corresponded to the price and yield performance of the MSCI China A Index.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Bosera MSCI China A 50 Connect Index ETF (concluded)

representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, as supplemented, the Fund’s gross operating expense ratio is 0.79% and its net expense ratio is 0.56% due to a Fee Waiver whereby the Fund’s investment manager, Krane Funds Advisors, LLC, has contractually agreed to reduce its management fee by 0.23% of the Fund’s average daily net assets until August 1, 2023. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Bloomberg China Bond Inclusion Index ETF

The KraneShares Bloomberg China Bond Inclusion Index ETF (the Fund) seeks to provide investment results that, before expenses and fees, correspond generally to the price and yield performance of the Bloomberg China Inclusion Focused Bond Index (the Underlying Index).

The underlying index is designed to track the performance of China’s onshore, renminbi-denominated bond market.

China Investment Grade & Government Bond Market Review

China’s high-quality bonds moved lower during the 12-month period ended March 31, 2023 (the Period) primarily due to global central banks hiking interest rates while China kept rates steady, making China’s risk-free rate less attractive to investors. Nonetheless, as the People’s Bank of China’s target rates remain relatively unchanged since the end of 2021, high quality bonds were remarkably stable during the period, especially compared to high quality bonds in the U.S., realized losses on which resulted in the collapse or near-collapse of multiple banks.

We see three potential positive catalysts for China’s investment grade and government bond market going forward:

●	Increased demand for China’s currency, the Renminbi, stemming from the recent commitments from multiple countries, especially oil-exporters, to transact in the currency as opposed to the U.S. dollar.

●	The Renminbi may also appreciate as the U.S. dollar comes down from its recent highs and as the U.S. Federal Reserve could pivot on rate hikes in the event of a recession or other market signals.

●	China’s government is currently urging businesses to increase borrowing, which may lead to an increase in issuance in the high-quality corporate bond segment, which is the focus of the Fund.

For the Period, the NAV of the Fund decreased by -3.98% while the Underlying Index decreased by -4.82%. The deviation between the Fund’s performance and that of the Underlying Index can be mainly attributed to management fees and the Fund sampling the Underlying Index rather than replicating it.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Bloomberg China Bond Inclusion Index ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2023*

	One Year Return			Three Year Return				Five Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares Bloomberg China Bond Inclusion Index ETF	-3.98%	-4.04	%‡	3.44	%‡	3.44	%‡	0.97	%‡	0.90	%‡	1.50	%‡	1.42	%‡
Bloomberg China Inclusion Focused Bond Index	N/A	-4.82	%‡	N/A		4.37	%‡	N/A		1.60	%‡	N/A		2.29	%‡
S&P U.S. Treasury Bill 3-6 Month Index**	N/A	2.57	%‡	N/A		0.90	%‡	N/A		1.49	%‡	N/A		1.12	%‡
S&P 500 Index	N/A	-7.73	%‡	N/A		18.60	%‡	N/A		11.19	%‡	N/A		10.67	%‡
Bloomberg Global Aggregate Index	N/A	-8.07	%‡	N/A		-3.43	%‡	N/A		-1.34	%‡	N/A		0.05	%‡

*	The Fund commenced operations on December 2, 2014.
**	Index added to provide a fixed income benchmark for fixed income funds.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Bloomberg China Bond Inclusion Index ETF (concluded)

assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s gross operating expense ratio is 0.68% and its net expense ratio is 0.48% due to a Fee Waiver Agreement whereby the Fund’s investment manager, Krane Funds Advisors, LLC, has contractually agreed to reduce its management fee by 0.20% of the Fund’s average daily net assets until August 1, 2023. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI All China Index ETF

The KraneShares MSCI All China Index ETF (the Fund) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the MSCI China All Shares Index (the Underlying Index).

The Underlying Index seeks to track the equity market performance of companies based in China and listed in Mainland China, Hong Kong, and the United States. Companies available for inclusion must be headquartered in China and meet the market capitalization minimums required by the MSCI Global Investable Market Indexes Methodology.

Broad China Equity Market Review

Offshore China equities outpaced onshore China (Mainland/A Shares) during the 12-month period ended March 31, 2023 (the Period) due to a strong rebound from 2022 lows. Meanwhile, onshore China (Mainland/A Shares) exhibited significantly less volatility, though underperformed. We believe the past 12 months’ performance disparity between onshore China (Mainland/A Shares) and offshore China demonstrates why a balanced allocation to both is important to achieve a well-rounded China allocation.

We see three potential positive catalysts for broad China equities in the year to come:

●	Ample liquidity in Mainland China, driven by what we expect to be dovish central bank policy in China, in contrast to the hawkish policy in the U.S. and Europe.

●	The recent resolution of multiple macroeconomic headwinds that had weighed on China’s offshore equity markets in past periods. These headwinds included China’s restrictive COVID policy and the achievement of full access to the audit books of U.S.-listed China-based firms by the Public Company Accounting Oversight Board, significantly lowering the risk that certain ADRs in the Fund’s portfolio may be delisted from U.S. exchanges.

●	China retail sales increased +10.6% year-over-year in March, setting the stage for a rebound in consumer spending this year, which may benefit both onshore China (Mainland/A Shares) and offshore China equities.

China capital market overview (April 1, 2022 to March 31, 2023)

●	China’s equity market, as measured by the MSCI China All Shares Index, was down for the period returning -6.44%, while China’s currency, the renminbi (RMB) depreciated -8.4% against the U.S. dollar.

●	The best performing sectors across China’s equity markets included Energy (+23.08%), Communication Services (+8.93%), and Utilities (+0.18%).

●	The worst performing sectors across China’s equity markets included Real Estate (-29.55%), Materials (-18.28%), and Information Technology (-10.98%).

Within the Fund, as a result, the best-performing sectors for the Period were Energy and Communication Services. Meanwhile, the worst-performing sectors were Real Estate and Materials.

For the Period, the NAV of the Fund decreased by -6.44% while the Underlying Index decreased by -6.44%.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI All China Index ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2023*

	One Year Return			Three Year Return				Five Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares MSCI All China Index ETF	-6.44%	-5.01	%‡	1.55	%‡	1.72	%‡	-1.09	%‡	-1.33	%‡	1.44	%‡	1.48	%‡
Hybrid KALL Index (Net)**	N/A	-6.44	%‡	N/A		1.13	%‡	N/A		-1.21	%‡	N/A		1.75	%‡
S&P 500 Index	N/A	-7.73	%‡	N/A		18.60	%‡	N/A		11.19	%‡	N/A		10.74	%‡

*	The Fund commenced operations on February 12, 2015.
**	The Hybrid KALL Index (Net) consists of the FTSE Emerging incl. China Overseas non-R/QFII GDP Weighted Index from the inception of the Fund through July 31, 2018, and the MSCI China All Shares Index going forward. Prior to July 31, 2018, the Fund was known as the KraneShares FTSE Emerging Markets Plus ETF and sought to provide investment results that, before fees and expenses, corresponded generally to the price and yield performance of the FTSE Emerging incl. China Overseas non-R/QFII GDP Weighted Index.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI All China Index ETF (concluded)

expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s gross operating expense ratio is 0.68% and its net expense ratio is 0.48% due to an a Fee Waiver whereby the Fund’s investment manager, Krane Funds Advisors, LLC, has contractually agreed to reduce its management fee by 0.20% of the Fund’s average daily net assets until August 1, 2023. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI One Belt One Road Index ETF

The KraneShares MSCI One Belt One Road Index ETF (the Fund) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the MSCI Global China Infrastructure Exposure Index (the Underlying Index).

The Underlying Index aims to identify potential beneficiaries of the “Belt & Road” or “One Belt One Road” (OBOR) initiative based on how their geography, revenue, and sector attributes align with the broad theme. OBOR seeks to capture the economic growth and monetize the potential upside for the companies involved in China’s One Belt One Road initiative.

Emerging Markets/Belt & Road Review

China launched the “Belt & Road Initiative” or “One Belt One Road” (OBOR) in 2013. The Belt & Road Initiative is an infrastructure development strategy that was designed by the government to allow China to export any excess infrastructure construction capacity to other regions of the world.

The emerging markets (EM) economies included in China’s Belt & Road Initiative were adversely impacted by a steady increase in the value of the U.S. dollar during the 12-month period ended March 31, 2023 (the Period). In this regard, their U.S. dollar-denominated debts became more of a burden across the board, although certain commodity-exporting EM countries in the Belt & Road Initiative contemporaneously benefitted from rising oil prices.

The challenges faced by Belt & Road Initiative countries and issuers during the Period have included economic crises in Pakistan and Sri Lanka. These crises have threatened ongoing projects in both countries. In response, China’s Export-Import Bank has extended the deadline for repayment of principal and interest on loans to Sri Lanka by two years, and the China Development Bank has extended another $700 million in loans to Pakistan to help the country whether further challenges. Compounding the challenges for Belt & Road Initiative countries, however, has been the unclear status of Italy as a signatory within the Initiative.

Nonetheless, OBOR-related projects are likely to continue as various EM economies emerge from economic crises, and Italy’s new center-right ruling coalition may clarify the status of the partnership. Moreover, OBOR-funded energy projects in the Middle East may continue to benefit from China’s reopening and heightened prices for oil and gas.

We see three potential positive catalysts for OBOR-related equities in the year to come:

●	The International Monetary Fund has predicted that the growth gap between developed and emerging markets will reverse in favor of EM for the first time in nearly a decade, forecasting growth of 4% for EM in 2023 compared to 1.2% for developed markets.

●	Recent events suggest to us that key state-backed lenders are ready and willing to extend additional credit and restructure debt agreements when necessary to ensure that projects are completed, which could benefit OBOR-related companies.

●	The significant rise in the value of the U.S. dollar over the past year makes borrowing in Renminbi more attractive to developing countries, which may lead to continued demand for China-originated financing for infrastructure projects across the developing world, a key component of the OBOR initiative.

Emerging Markets Overview (April 1, 2022 to March 31, 2023)

Emerging Market equities, as measured by the MSCI Emerging Markets Index, were down for the period, returning -10.39%.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI One Belt One Road Index ETF (continued)

The best performing sectors across the Emerging Market equity market included Energy (+4.22%), Consumer Staples (-0.08%), and Consumer Discretionary (-3.86%).

The worst performing sectors across the Emerging Market equity market included Health Care (-15.02%), Materials (-15.21%), and Real Estate (-16.16%).

Within the Fund, the best-performing sectors for the period were Energy and Industrials. Meanwhile, the worst-performing sectors were Consumer Staples and Materials. At the end of the Period, the top country weights within the Fund were China, Singapore, and Kuwait.

For the Period, the NAV of the Fund decreased by -14.98% while the Underlying Index decreased by -14.69%. The deviation between the Fund’s performance and that of the Underlying Index can be mainly attributed to management fees.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI One Belt One Road Index ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2023*

	One Year Return			Three Year Return				Five Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares MSCI One Belt Road Index ETF	-14.98%	-15.53	%‡	11.71	%‡	12.05	%‡	0.72	%‡	0.32	%‡	1.13	%‡	1.05	%‡
MSCI Global China Infrastructure Exposure Index (Net)	N/A	-14.69	%‡	N/A		12.25	%‡	N/A		1.81	%‡	N/A		2.18	%‡
S&P 500 Index	N/A	-7.73	%‡	N/A		18.60	%‡	N/A		11.19	%‡	N/A		11.58	%‡

*	The Fund commenced operations on September 7, 2017.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.78%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI One Belt One Road Index ETF (concluded)

not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Emerging Markets Consumer Technology Index ETF

The KraneShares Emerging Markets Consumer Technology Index ETF (the Fund) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Solactive Emerging Markets Consumer Technology Index (the Underlying Index).

The Underlying Index selects companies from 26 eligible countries within emerging markets whose primary business or businesses are internet retail, internet software/services, purchase, payment processing, or software for internet and E-Commerce transactions.

Emerging Markets Consumer Technology Review

Many emerging markets (EM) countries were adversely impacted by a steady increase in the value of the U.S. dollar during the 12-month period ended March 31, 2023 (the Period), which meant that their U.S. dollar-denominated debts became more of a burden. However, certain commodity-exporting EM countries benefitted from rising oil prices, and e-commerce companies held by the Fund, especially those which derive significant revenues from China, experienced a recovery during the Period when China removed pandemic restrictions.

The International Monetary Fund has predicted that the growth gap between developed and emerging markets will favor the latter for the first time in nearly a decade. Developed economies are anticipated to experience a slowdown in growth from 2.7% in 2022 to 1.2% and 1.4% in 2023 and 2024, respectively. On the other hand, EM economies are expected to experience growth, increasing from 3.9% in 2022 to 4.0% in 2023 and 4.3% in 2024.

We see three potential positive catalysts for EM consumer technology companies in the year to come:

●	The U.S. dollar may see declines in the year ahead given its current high level versus EM currencies, which may improve the economic outlook for many EM countries.

●	China retail sales increased +10.6% year-over-year (YoY) in March, setting the stage for a rebound in consumer spending this year, which we expect to benefit consumer technology companies, among others.

●	Alibaba’s recent restructuring into six separate business groups, each individually able to raise capital, indicates the company’s focus on generating shareholder value; and a resulting IPO would likely result in a new issuer, which would be included in the Underlying Index and Fund in the future.

Emerging Markets Overview (April 1, 2022 to March 31, 2023)

●	Emerging Market equities, as measured by the MSCI Emerging Markets Index, were down for the period, returning -10.39%.

●	The best performing sectors across EM equity markets included Energy (+4.22%), Consumer Staples (-0.08%), and Consumer Discretionary (-3.86%).

●	The worst performing sectors across EM equity markets included Health Care (-15.02%), Materials (-15.21%), and Real Estate (-16.16%).

Within the Fund, exposure to the Consumer Discretionary and Consumer Staples sectors contributed positively to performance, while its exposure to the Communication Services and Financials sectors detracted from performance.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Emerging Markets Consumer Technology Index ETF (continued)

For the Period, the NAV of the Fund decreased by -15.30% while the Underlying Index decreased by -14.47%. The deviation between the Fund’s performance and that of the Underlying Index can be mainly attributed to management fees and currency translations.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Emerging Markets Consumer Technology Index ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2023*

	One Year Return			Three Year Return				Five Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares Emerging Markets Consumer Technology Index ETF	-15.30%	-14.60	%‡	-7.08	%‡	-7.32	%‡	-9.63	%‡	-9.89	%‡	-7.88	%‡	-7.96	%‡
Solactive Emerging Markets Consumer Technology Index	N/A	-14.47	%‡	N/A		-6.00	%‡	N/A		-8.76	%‡	N/A		-6.73	%‡
S&P 500 Index	N/A	-7.73	%‡	N/A		18.60	%‡	N/A		11.19	%‡	N/A		11.02	%‡

*	The Fund commenced operations on October 11, 2017.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s gross operating expense ratio is 0.79% and its net expense ratio

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Emerging Markets Consumer Technology Index ETF (concluded)

is 0.59% due to a Fee Waiver whereby the Fund’s investment manager, Krane Funds Advisors, LLC, has contractually agreed to reduce its management fee by 0.20% of the Fund’s average daily net assets until August 1, 2023.

Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI China Clean Technology Index ETF

The KraneShares MSCI China Clean Technology Index ETF (the Fund) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the MSCI China IMI Environment 10/40 Index (the Underlying Index).

The Underlying Index is comprised of securities that derive at least 50% of their revenues from environmentally beneficial products and services. The Underlying Index is based on five key Clean Technology environmental themes: Alternative Energy, Sustainable Water, Green Building, Pollution Prevention, and Energy Efficiency. The Underlying Index aims to serve as a benchmark for investors seeking exposure to Chinese companies that focus on contributing to a more environmentally sustainable economy by making efficient use of scarce natural resources or by mitigating the impact of environmental degradation. Constituent selection is based on data from MSCI Environment, Social, and Governance (ESG).

China Clean Technology Review:

Several macroeconomic headwinds impacted the Fund’s performance during the 12-month period ending March 31, 2023 (the Period), including the most aggressive interest rate hiking cycle in history from the U.S. Federal Reserve. On the other hand, the passage of the Inflation Reduction Act (IRA) in the U.S. favors U.S. suppliers of clean energy technologies, such as solar panels, and the clean technology companies generally held by the Fund.

The best-performing sector within the Fund was Information Technology, while the worst-performing sectors were Real Estate and Utilities. Information technology company Kingsoft Cloud was one of the best-performing companies in the Fund. Meanwhile, real estate developers YueXiu and Soho saw declines following a slump in China’s real estate sector.

We see three potential positive catalysts for China’s clean technology equities in the year to come:

●	Increasing domestic demand for solar panels as China ramps up its efforts to achieve peak carbon emissions by 2030 and net zero emissions by 2060. Solar currently makes up less than 5% of China’s total energy mix, but we believe that sales have the potential to increase.

●	A rebound in China’s real estate development industry, which may uplift sustainable developers as well.

●	China’s continued leadership in the transition to electric vehicles (EVs) as 6 million EVs were sold in the country in 2022 compared to only 2.6 million in Europe and 800,000 in the U.S.

For the Period, the NAV of the Fund decreased by -20.71% while the Underlying Index decreased by -21.68%. The deviation between the Fund’s performance and that of the Underlying Index can be mainly attributed to management fees and currency translations.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI China Clean Technology Index ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2023*

	One Year Return			Three Year Return				Five Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares MSCI China Clean Technology Index ETF	-20.71%	-20.31	%‡	20.76	%‡	20.82	%‡	5.81	%‡	5.53	%‡	4.40	%‡	4.45	%‡
MSCI China IMI Environment 10/40 Index (Net)	N/A	-21.68	%‡	N/A		17.38	%‡	N/A		4.21	%‡	N/A		3.01	%‡
S&P 500 Index	N/A	-7.73	%‡	N/A		18.60	%‡	N/A		11.19	%‡	N/A		11.06	%‡

*	The Fund commenced operations on October 12, 2017.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s gross operating expense ratio is 0.78%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI China Clean Technology Index ETF (concluded)

not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Electric Vehicles and Future Mobility Index ETF

The KraneShares Electric Vehicle and Future Mobility Index ETF (the Fund) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Bloomberg Electric Vehicles Index (the Underlying Index).

The Underlying Index seeks to measure the performance of companies that are engaged in the production of electric vehicles, their components, or other initiatives that may change the future of mobility. This includes issuers engaged in electric vehicles, autonomous driving, lithium and/ or copper production, lithium-ion/lead acid battery production, hydrogen fuel cell manufacturing, and/or electric infrastructure businesses.

Global Electric Vehicle Market Review:

Global electric vehicles equities were mostly flat during the 12-month period ended March 31, 2023 (the Period) as higher U.S. interest rates made growth equities appear less attractive. Nonetheless, sales of electric vehicles (EVs) continued to rise. EV sales increased +60% to reach 10.3 million vehicles in 2022, up from 6.5 million vehicles in 2021. China continued to lead in sales as 6 million EVs were sold in China during 2022. Meanwhile, Europe and the U.S. tracked behind, logging sales of 2.6 million and 800,000 EVs, respectively.

We see three potential positive catalysts for EV equities in the year to come:

●	The passage of the Inflation Reduction Act (IRA) in the United States, which includes over $300 billion in investment in the transition from fossil fuels to renewable energy, including incentives for manufacturers and buyers of EVs.

●	At least six provinces in China have launched their own EV subsidy programs following the expiration at the end of 2022 of national subsidies for purchases of new EVs.

●	The potential for a pivot from the U.S. Federal Reserve on interest rate hikes and for new metals supply to come online, both of which would provide support to EV manufacturers on both a fundamental and sentimental level.

For the Period, the NAV of the Fund decreased by -21.78% while the Underlying Index decreased by -21.56%. The deviation between the Fund’s performance and that of the Underlying Index can be mainly attributed to management fees.

Companies involved in battery production were among the best performing of the Fund’s holdings during the Period. Meanwhile, companies involved in hydrogen and fuel cell technologies, charging technologies, and vehicle production detracted the most from the Fund’s performance for the period.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Electric Vehicles and Future Mobility Index ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2023*

	One Year Return			Three Year Return				Five Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares Electric Vehicles and Future Mobility Index ETF	-21.78%	-21.35	%‡	20.30	%‡	20.81	%‡	7.97	%‡	7.77	%‡	6.20	%‡	6.26	%‡
Hybrid KARS Index (Net)**	N/A	-21.56	%‡	N/A		21.70	%‡	N/A		8.68	%‡	N/A		6.80	%‡
S&P 500 Index	N/A	-7.73	%‡	N/A		18.60	%‡	N/A		11.19	%‡	N/A		9.59	%‡

*	The Fund commenced operations on January 18, 2018.
**	The Hybrid KARS Index consists of the Solactive Electric Vehicles and Future Mobility Index from the inception of the Fund through June 15, 2021 and the Bloomberg Electric Vehicles Total Return Index going forward.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.70%. Please note that

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Electric Vehicles and Future Mobility Index ETF (concluded)

one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI All China Health Care Index ETF

The KraneShares MSCI All China Health Care Index ETF (the Fund) seeks to provide investment results that, before fees and expenses, track the price and yield performance of the MSCI China All Shares Health Care 10/40 Index (the Underlying Index).

The Underlying Index is a free float-adjusted market capitalization weighted index designed to track the equity market performance of Chinese companies engaged in the health care sector. The securities in the Index include all types of publicly issued shares of Chinese issuers, which are listed in Mainland China, Hong Kong, and the United States. Issuers eligible for inclusion must be classified under the Global Industry Classification Standard (GICS®) as engaged in the healthcare sector. The issuers included in the Underlying Index may include small-cap, mid-cap, and large-cap companies.

China Health Care Review:

Several macroeconomic headwinds impacted the Fund’s performance during the 12-month period ended March 31, 2023 (the Period), including an aggressive rate hiking cycle pursued by global central banks, which made growth equities appear less attractive due to the resulting increase in the risk-free rates in many countries, the placement of some China-based pharmaceutical companies on the U.S. “unverified list,” indicating that the end-use of imported materials could not be verified by U.S. inspectors due to COVID restrictions, and regulatory changes to China’s central procurement program, especially the inclusion of medical devices in the program.

We see three potential positive catalysts for China’s healthcare equities in the year to come:

●	Wuxi Biologics has been removed from the U.S. “unverified list,” which is a list of companies that import sensitive materials from the U.S. and are unable to submit to inspections. Wuxi Biologics was removed from the unverified list following the end of China’s pandemic restrictions, which enabled U.S. inspectors to gain access to Wuxi’s facilities. We believe that this means that being added to the unverified list is no longer a material risk to China’s pharmaceutical companies as COVID restrictions were the only reason for the companies’ inclusion on the list.

●	On December 15th, 2022, the Public Company Accounting Oversight Board (PCAOB) announced that the agency had secured complete access to inspect and investigate China-based firms and their auditors for the first time in history. This announcement was significant for China healthcare companies, many of which are listed publicly in the U.S., because the U.S. Congress in 2022 required U.S.-listed foreign companies to allow the PCAOB to inspect their audit books to remain listed publicly on U.S. exchanges. Thus, the achievement of full access to the audit books of U.S.-listed China-based firms by the PCAOB significantly lowers the risk that certain ADRs in the Fund’s portfolio may be delisted from U.S. exchanges.

●	According to a paper published by Lancet Public Health this year, life expectancy in China is likely to increase to over 80 by 2035 and to potentially as high as 90 for women in certain areas. This could create long-term, steadily growing demand for healthcare in China for the foreseeable future.

The best-performing industries within the Fund were medical/nursing services and medical distributors. Meanwhile, pharmaceuticals and biotechnology were the worst-performing industries within the Fund.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI All China Health Care Index ETF (continued)

For the Period, the NAV of the Fund decreased by -12.65% while the Underlying Index decreased by -12.43%. The deviation between the Fund’s performance and that of the Underlying Index can be mainly attributed to management fees.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI All China Health Care Index ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2023*

	One Year Return			Three Year Return				Five Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares MSCI All China Health Care Index ETF	-12.65%	-11.85	%‡	0.02	%‡	-0.35	%‡	-2.11	%‡	-2.69	%‡	-0.82	%‡	-1.04	%‡
MSCI China All Shares Health Care 10/40 Index	N/A	-12.43	%‡	N/A		1.00	%‡	N/A		-1.54	%‡	N/A		-0.11	%‡
S&P 500 Index	N/A	-7.73	%‡	N/A		18.60	%‡	N/A		11.19	%‡	N/A		9.46	%‡

*	The Fund commenced operations on January 31, 2018.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s gross operating expense ratio is 0.79% and its net expense ratio is 0.65% due to a Fee Waiver whereby the Fund’s investment manager, Krane Funds Advisors, LLC, has contractually agreed to reduce its management fee by 0.14% of the Fund’s average daily

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI All China Health Care Index ETF (concluded)

net assets until August 1, 2023. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Asia Pacific High Income Bond ETF

The KraneShares Asia Pacific High Income Bond ETF (the Fund) seeks to provide a total return that, before fees and expenses, exceeds that of the JP Morgan Asia Credit Index (JACI) Non-Investment Grade Corporate Index (the Benchmark Index) over a complete market cycle.

The Benchmark Index is comprised of liquid U.S. dollar denominated debt instruments issued out of Asia ex-Japan. It is based on the composition and established methodology of the J.P. Morgan Asia Credit Index (JACI), which is market capitalization weighted. The Benchmark Index is limited to issuers classified as non-investment grade based on the middle rating among Moody’s, Fitch, and S&P.

Asia High Yield Bond Market Review:

Asia’s high yield bond market was relatively unchanged from the prior year during the 12-month period ended March 31, 2023 (the Period) as the slump in China’s real estate market, stemming from tightening government policies that were introduced in 2021 and included the “three red lines” policy limiting developer leverage, continued to weigh on the performance of Asia’s high yield bond market. However, positive signs of a recovery emerged in the first quarter of 2023, including the stabilization of home prices in January following 16 consecutive months of price declines.

Portfolio manager Wai Hoong Leong and his Singapore-based team reversed from their high cash position of 18% in the second quarter of 2022 to under 10% by the end of the Period due to improving credit conditions. The team also reversed its underweights versus the benchmark to the Real Estate and Consumer Discretionary sectors from the beginning of the Period, while keeping duration lower than the Benchmark Index.

We see three potential positive catalysts for the Asia high yield bond market going forward:

●	The potential for a recession in the U.S. or other market changes that cause the U.S. Federal Reserve to end its rate hike cycle, the most aggressive in history, making high yield securities more attractive. This may also cause emerging Asian economies to appear relatively more attractive sources of growth compared to the U.S. and developed economies. Both of these developments should benefit the Fund.

●	The potential for a sustained recovery in China’s real estate sector as the government has become more supportive of the sector in recent months.

●	Issuance may increase in Asia’s high yield bond market following a slump over the past 12 months as market participants gain confidence in the outlooks for their businesses, especially in the Consumer [Staples] [Discretionary] sector following China’s removal of pandemic restrictions, which dampened Chinese consumer activity.

For the Period, the NAV of the Fund decreased by -0.44% while the Benchmark Index decreased by -0.62%.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Asia Pacific High Income Bond ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2023*,†

	One Year Return			Three Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares Asia Pacific High Income Bond ETF	-0.44%	-0.66	%‡	-3.54	%‡	-3.99	%‡	-1.88	%‡	-1.85	%‡
J.P. Morgan Asia Credit (JACI) Non-Investment Grade Corporates Index	N/A	-0.62	%‡	N/A		-4.26	%‡	N/A		-1.65	%‡
Lipper China Region Funds Classification	N/A	-8.18	%‡	N/A		3.39	%‡	N/A		N/A
Bloomberg Global Aggregate Index	N/A	-8.06	%‡	N/A		-3.43	%‡	N/A		-0.79	%‡

*	The Fund commenced operations on June 26, 2018.
†	Prior to August 1, 2021, the Fund previously sought to track the performance of the Solactive USD China Corporate High Yield Bond Index, before fees and expenses. Its performance prior to that date would have been different if the current goal and principal investment strategies had been in effect.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Asia Pacific High Income Bond ETF (concluded)

As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.69%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Emerging Markets Healthcare Index ETF

The KraneShares Emerging Markets Healthcare Index ETF (the Fund) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Solactive Emerging Markets Healthcare Index (the Underlying Index).

The Underlying Index seeks to track the equity market performance of companies engaged in the health care sector in various emerging markets. The issuers include small-cap, mid-cap, and large-cap companies involved in hospital management, healthcare management, pharmaceutical manufacturing, and biotechnology, among other sub-industries.

Emerging Markets Healthcare Review:

During the 12-month period ended March 31, 2023 (the Period), emerging market (EM) healthcare companies continued to build on the progress made in response to the pandemic. They continued to rapidly expand their virtual health services for patients and establish partnerships with developed market companies to produce and/or acquire vaccines, treatments, and equipment. Within the Fund, the best-performing holdings were mainly involved in the healthcare technology and medical devices industries. Meanwhile, the worst-performing holdings were mainly those involved in healthcare facilities management and biotechnology industries.

The Fund was down for the Period as a strong U.S. dollar and rising U.S. interest rates continued to weigh on EM and growth equities. Meanwhile, waning demand for COVID vaccines and concerns over future funding both had a negative impact on the global biotechnology industry. Brazil’s private healthcare industry was particularly hard-hit as provider Hapvida has had to grapple with tightening credit conditions and newly elected President Lula da Silva’s plans to make public healthcare more competitive with private alternatives.

We see three potential positive catalysts for EM healthcare equities in the year to come:

●	The International Monetary Fund has predicted that the growth gap between developed and emerging markets will reverse in favor of EM for the first time in nearly a decade, forecasting growth of 4% for EM in 2023 compared to 1.2% for developed markets.

●	Wuxi Biologics has been removed from the U.S. “unverified list,” which is a list of companies that import sensitive materials from the U.S. and are unable to submit to inspections. Wuxi Biologics was removed from the unverified list following the end of China’s pandemic restrictions, which enabled U.S. inspectors to gain access to Wuxi’s facilities. We believe that this means that being added to the unverified list is no longer a material risk to China’s pharmaceutical companies as COVID restrictions were the only reason for the companies’ inclusion on the list.

●	The achievement of full access to the audit books of U.S.-listed China-based firms by the U.S. Public Company Accounting Oversight Board (PCAOB) significantly lowers the risk of the ADRs issued by companies in the Fund from being removed from U.S. exchanges.

Emerging Markets Overview (March 31, 2022 to March 31, 2023)

●	Emerging Market equities, as measured by the MSCI Emerging Markets Index, were down for the period, returning -10.39%.

●	The best performing sectors across the Emerging Market equity market included Consumer Staples (+0.08%), Consumer Discretionary (-3.86%), and Energy (+4.22%).

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Emerging Markets Healthcare Index ETF (continued)

●	The worst performing sectors across the Emerging Market equity market included Health Care (-15.02%), Materials (-15.21%), and Real Estate (-16.16%).

For the Period, the NAV of the Fund decreased by -14.97% while the Underlying Index decreased by -14.90%. The deviation between the Fund’s performance and that of the Underlying Index can be mainly attributed to management fees.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Emerging Markets Healthcare Index ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2023*

	One Year Return			Three Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares Emerging Markets Healthcare Index ETF	-14.97%	-14.19	%‡	0.37	%‡	0.42	%‡	-3.29	%‡	-3.26	%‡
Solactive Emerging Markets Healthcare Index	N/A	-14.90	%‡	N/A		0.88	%‡	N/A		-2.76	%‡
S&P 500 Index	N/A	-7.73	%‡	N/A		18.60	%‡	N/A		9.68	%‡

*	The Fund commenced operations on August 29, 2018.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.79%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Emerging Markets Healthcare Index ETF (concluded)

Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI Emerging Markets ex China Index ETF

The KraneShares MSCI Emerging Markets ex China Index ETF (the Fund) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the MSCI Emerging Markets ex China Index (the Underlying Index).

The Underlying Index is a free float-adjusted market capitalization weighted index designed to track the equity market performance of mid- and large-cap companies of emerging market countries, excluding China. The Underlying Index is based on the MSCI Emerging Markets Index (universe) but excludes the securities of Chinese issuers.

Emerging Markets ex China Review:

Emerging markets (EM) excluding China (EM ex China) were adversely impacted by a steady increase in the value of the U.S. Dollar during the 12-month period ended March 31, 2023 (the Period), which meant that their U.S. Dollar-denominated debts became more of a burden. However, many commodity-exporting EM countries benefitted from heightened oil prices; and consumer-oriented stocks recovered somewhat. Meanwhile, South Korea and Taiwan lagged due to slowing global demand for their semiconductor exports. Due to the latter’s higher weight in the Fund’s Underlying Index, these opposing forces negatively impacted the Fund’s performance.

We see three potential positive catalysts for EM ex China equities in the year to come:

●	The International Monetary Fund has predicted that the growth gap between developed and emerging markets will reverse to favor the latter for the first time in nearly a decade, forecasting growth of 4% for EM in 2023 compared to 1.2% for developed markets.

●	Although China’s equity valuations saw a significant increase compared to other EM equity valuations in the fourth quarter of 2022, we believe the latter may close this gap over the next 12 months as EM ex China economies rebound and benefit from the Chinese population’s increased spending on energy, travel, and raw materials.

●	The U.S. dollar may see declines in the year ahead given its current high level versus EM currencies, which may improve the economic outlook for many EM countries to the extent that it mitigates the drag of their U.S. dollar denominated debt burden.

Emerging Markets Overview (April 1, 2022 to March 31, 2023)

●	Emerging Market equities, as measured by the MSCI Emerging Markets Index, were down for the period, returning -10.39%.

●	The best performing sectors across the EM equity market included Energy (+4.22%), Consumer Staples (-0.08%), and Consumer Discretionary (-3.86%).

●	The worst performing sectors across the EM equity market included Health Care (-15.02%), Materials (-15.21%), and Real Estate (-16.16%).

Within the Fund, exposure for the Period to the Consumer Discretionary and Consumer Staples sectors benefitted the Fund, while exposure to the Communication Services and Financials sectors detracted from Fund performance. The best-performing country exposure for the Fund was Turkey, and the worst-performing country exposure was Colombia.

For the Period, the NAV of the Fund decreased by -12.12% while the Underlying Index decreased by -13.32%. The deviation between the Fund’s performance and that of the Underlying Index can be mainly attributed to management fees and the Fund’s usage of representative sampling to seek to track the Underlying Index’s performance.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2023*

	One Year Return			Three Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares MSCI Emerging Markets ex China Index ETF	-12.12%	-11.40	%‡	14.80	%‡	14.88	%‡	3.47	%‡	3.72	%‡
MSCI Emerging Markets Ex China Index	N/A	-13.32	%‡	N/A		14.30	%‡	N/A		2.44	%‡
S&P 500 Index	N/A	-7.73	%‡	N/A		18.60	%‡	N/A		11.15	%‡

*	The Fund commenced operations on April 12, 2019.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, as supplemented, the Fund’s gross operating expense ratio is 0.59% and its net expense ratio is 0.23% due to a Fee Waiver whereby the Fund’s investment manager, Krane Funds Advisors, LLC, has contractually agreed to reduce its management fee by 0.35% of the Fund’s average daily net assets until August 1, 2022. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI Emerging Markets ex China Index ETF (concluded)

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI China ESG Leaders Index ETF

The KraneShares MSCI China ESG Leaders Index ETF (the Fund) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the MSCI China ESG Leaders 10/40 Index (the Underlying Index).

The Underlying Index is designed to measure the performance of Chinese companies with high Environmental, Social and Governance (ESG) ratings relative to their sector peers. The Underlying Index consists of small-cap, mid-cap and large-cap companies in China. In order to ensure diversification, the Underlying Index limits individual constituent weights to 10% and the cumulative weight of all constituents with a weight of over 5% to 40% of its composition.

China ESG Review:

Chinese companies with the highest MSCI ESG rankings tend to be highly concentrated in growth sectors and, as such, were caught up in the global growth selloff during the 12-month period ended March 31, 2023 (the Period). Nonetheless, we continue to see strong client interest in strategies that consider ESG factors. Furthermore, we are encouraged by the Fund’s performance since inception, which has outpaced the broader China equity market, as represented by the MSCI China Index. These performance results reinforce our thesis that ESG considerations may lead to outperformance in China.

President Xi’s pledge last year to promote “common prosperity” in the government’s oversight of private businesses led to investor enthusiasm for Chinese companies with high ESG rankings. With Xi installed for a third term, we believe this emphasis may continue.

We see three potential positive catalysts for China ESG equities in the year to come:

●	We believe that The People’s Bank of China (PBOC) is likely to maintain a dovish monetary policy stance, to the benefit of growth equities.

●	China retail sales increased +3.5% year-over-year in the first two months of 2023, setting the stage for a rebound in consumer spending this year, which could benefit consumer-oriented ESG equities.

●	New regulations globally surrounding ESG disclosure and adherence to sustainability standards in investment processes may cause more investors to seek ESG characteristics in their China investments. Meanwhile, China’s government continues to support industries with a high concentration of companies with high ESG ratings, such as manufacturers of electric vehicles and solar panels.

Communication Services was the best-performing sector within the Fund. Meanwhile, Real Estate was the worst-performing sector.

For the Period, the NAV of the Fund decreased by -10.38% while the Underlying Index decreased by -9.62%. The deviation between the Fund’s performance and that of the Underlying Index can be mainly attributed to management fees.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI China ESG Leaders Index ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2023*

	One Year Return			Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^
KraneShares MSCI China ESG Leaders Index ETF	-10.38%	-8.64	%‡	-6.44	%‡	-6.53	%‡
MSCI China ESG Leaders 10/40 Index	N/A	-9.62	%‡	N/A		-5.77	%‡

*	The Fund commenced operations on July 28, 2020.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.59%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CICC China 5G & Semiconductor Index ETF

The KraneShares CICC China 5G & Semiconductor Index ETF (the Fund) seeks to provide investment results that, before expenses and fees, correspond generally to the price and yield performance of the CICC China 5G and Semiconductor Leaders Index (the Underlying Index).

The Underlying Index is designed to track the performance of companies engaged in 5G and semiconductor related businesses, including 5G equipment, semiconductors, electronic components, and data centers.

China 5G & Semiconductor Market Review:

China’s 5G and semiconductor-related equities were down for the 12-month period ending March 31, 2023 (the Period) due to a global risk-off environment and geopolitical concerns that led to negative sentiment towards the semiconductor industry.

Regarding the semiconductor component of the strategy, in late 2022, the U.S. government implemented a series of restrictions on the export of certain varieties of high-end semiconductors to Mainland China. China’s share of U.S. semiconductor exports declined from $7 billion in 2021 to $5 billion in 2022. These restrictions were initially viewed as negative for China’s industry, but they have likely accelerated the timeline in which China could become self-sufficient in producing semiconductors. A self-sufficient China semiconductor industry would lead to a significant increase in the revenues of China’s leading semiconductor manufacturers and catalyze the Fund’s performance.

Regarding the 5G component of the strategy, the Fund’s performance benefited from holding stocks of companies mainly involved in the production of telecommunications equipment. We believe that the relative outperformance of these names was tied partially to the Chinese government’s reiteration of its goal to increase the nation’s 5G penetration rate as part of the 14th Five Year Plan.

We see three potential positive catalysts for China’s 5G & semiconductor companies in the year to come.

●	China’s imports of U.S.-made and/or designed semiconductors are likely to continue to fall given new export restrictions, representing a significant opportunity for local semiconductor manufacturers to grow their business.

●	We expect ample liquidity in China’s equity markets driven by dovish central bank policy in China, in contrast to the hawkish policy in the U.S. and Europe. We believe that such dovish policies are likely to benefit growth-oriented technology stocks, such as those of 5G and semiconductor issuers, listed in Mainland China.

●	According to a report from UBS, China is projected to have over 400 million 5G users by 2025, accounting for 40% of total global use and driving China’s 5G industry forward.

For the Period, the NAV of the Fund decreased by -9.62% while the Underlying Index decreased by -9.32%. The deviation between the Fund’s performance and that of the Underlying Index can be mainly attributed to management fees.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CICC China 5G & Semiconductor Index ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2023*

	One Year			Annualized
	Return			Inception to Date
	Net			Net
	Asset	Market		Asset		Market
	Value	Price^		Value		Price^
KraneShares CICC China 5G & Semiconductor Index ETF	-9.62%	-8.72	%‡	-13.41	%‡	-13.51	%‡
CICC China 5G And Semiconductor Leaders Index	N/A	-9.32	%‡	N/A		-12.21	%‡
S&P 500 Index	N/A	-7.73	%‡	N/A		N/A

*	The Fund commenced operations on November 23, 2020.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s gross operating expense ratio is 0.79% and its net expense ratio is 0.64% due to a Fee Waiver whereby the Fund’s investment manager, Krane Funds Advisors, LLC, has contractually agreed to reduce its management fee by 0.14% of the Fund’s average daily net assets until August 1, 2022. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CICC China 5G & Semiconductor Index ETF (concluded)

individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CICC China Consumer Leaders Index ETF

The KraneShares CICC China Consumer Leaders Index ETF (the Fund) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the CICC China Consumer Leaders Index (the Underlying Index).

The Underlying Index consists of the investable universe of publicly traded China-based companies whose primary business or businesses are in the consumption-related industries such as home appliance, food & beverage, apparel & clothing, hotels, restaurants, and duty-free goods.

China Consumer Leaders Review:

The stocks of China’s local consumer brands moved higher during the 12-month period ended March 31, 2023 (the Period), mostly due to the lifting of pandemic restrictions following China’s National Party Congress in October 2022, which led to an increase in consumer spending compared to one year earlier. The first evidence of this increase in consumer spending was reported by China’s Tourism Ministry in data from the Chinese Lunar New Year holiday in late January 2023, which signaled a rebound in consumer activities following the lifting of the pandemic restrictions. The data indicated a +23% rise in domestic trips taken during the seven-day holiday in 2022 as compared to the same holiday in 2021.

We believe that with the lifting of pandemic restrictions, China can return to normal and that consumption-related companies will be direct beneficiaries of the country’s reopening. We also believe that a recovery in the service sector (e.g., travel as evidenced by the activity around the Chinese Lunar New Year) will likely lead to a resurgence of demand for consumer products. As China’s inflation remains low and its high target for GDP growth remains intact, there appears to be significant policy support for China’s consumer market. In time, we expect China to strive to rebalance its economy through consumption rather than investments and exports, which will create a long-term opportunity for the leading consumer brands in China.

We see three potential positive catalysts for China’s consumer brands in the year to come:

●	China retail sales increased +10.6% year-over-year in March, setting the stage for a rebound in consumer spending this year, which may benefit both onshore and offshore China equities.

●	According to sources on the ground in China, consumers are beginning to perceive many local brands on equal footing with foreign brands, which, in the past, had been perceived as higher quality and more fashionable.

●	Many global banks have upgraded their 2023 GDP growth estimates for China to above 6% year-over-year, mostly owing to the heightened level of consumption, which may benefit the leading local China brands.

Within the Fund, the best-performing sectors during the Period were Consumer Discretionary and Consumer Staples. Meanwhile, the worst-performing sectors were Materials and Information Technology.

For the Period, the NAV of the Fund increased by 1.64% while the Underlying Index increased by 2.32%. The deviation between the Fund’s performance and that of the Underlying Index can be mainly attributed to management fees.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CICC China Consumer Leaders Index ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2023*

	One Year			Annualized
	Return			Inception to Date
	Net			Net
	Asset	Market		Asset		Market
	Value	Price^		Value		Price^
KraneShares CICC China Consumer Leaders Index ETF	1.64%	2.85	%‡	-8.78	%‡	-8.82	%‡
CICC China Consumer Leaders Index	N/A	2.32	%‡	N/A		-7.77	%‡
S&P 500 Index	N/A	-7.73	%‡	N/A		N/A

*	The Fund commenced operations on December 8, 2020.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.69%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares SSE STAR Market 50 Index ETF

The KraneShares SSE STAR Market 50 Index ETF (the Fund) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Shanghai Stock Exchange (SSE) Science and Technology Innovation Board 50 Index (the Underlying Index).

The Underlying Index is comprised of the 50 largest companies listed on the SSE Science and Technology Innovation Board (STAR Market) as determined by market capitalization and liquidity.

STAR Market Review:

China’s STAR Market was not spared the global selloff in growth equities during the 12-month period ended March 31, 2023 (the Period). Nonetheless, the STAR market continues to attract new listings, accounting for 41% of the total capital raised through new listings in Mainland China in 2022. Since its launch in 2019, the STAR market has allowed 486 companies, mostly in the technology industry, to raise a total of 102 billion USD in capital.

We see three potential positive catalysts for the STAR Market in the years to come:

●	Ample liquidity driven by what we expect to be a dovish central bank policy in China, in contrast to the hawkish policy in the U.S. and Europe, which is likely to create the conditions for a vibrant IPO market in China over the next few years and lead to new listings on the STAR market.

●	China’s increasing support for high technology companies, such as semiconductor manufacturing, which represent a majority of companies in the Underlying Index and Fund portfolio, after restrictions on the export of high-end chips to China implemented by the U.S. last year.

●	The potential revival of financial technology company Ant Group’s IPO on the STAR Market.

The best-performing holdings for the period were mainly in the software industry. Beijing Kingsoft Office Software was the top-performing holding in the Fund. Meanwhile, pharmaceuticals, including Shanghai Junshi Biosciences Co., were the primary detractors from the Fund’s performance.

For the Period, the NAV of the Fund decreased by -9.97% while the Underlying Index decreased by -8.05%. The deviation between the Fund’s performance and that of the Underlying Index can be mainly attributed to management fees and the Underlying Index’s inclusion of an issuer that cannot be held by the Fund due to restrictions imposed by the U.S. Department of Treasury.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares SSE STAR Market 50 Index ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2023*

	One Year			Annualized
	Return			Inception to Date
	Net			Net
	Asset	Market		Asset		Market
	Value	Price^		Value		Price^
KraneShares SSE Star Market 50 Index ETF	-9.97%	-8.81	%‡	-16.50	%‡	-16.29	%‡
SSE Science & Technology Innovation Board 50 Index	N/A	-8.05	%‡	N/A		-15.42	%‡

*	The Fund commenced operations on January 26, 2021.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.88%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Hang Seng TECH Index ETF

The KraneShares Hang Seng TECH Index ETF (the Fund) seeks to provide investment results that, before expenses and fees, correspond generally to the price and yield performance of the Hang Seng TECH Index (the Underlying Index).

The Underlying Index is designed to track the performance of the 30 largest technology companies listed in Hong Kong that have high business exposure to technology themes and pass the Underlying Index’s screening criteria.

Hong Kong-listed Technology Market Review:

During the 12-month period ended March 31, 2023 (Period), global markets saw declines due to rising global interest rates; and Hong Kong-listed technology stocks were not spared the downdraft in growth equities. Following China’s National Party Congress, held in October 2022, China’s government removed all domestic pandemic-related restrictions. This development improved the outlook for China’s consumer market and led to a rebound in many of China’s Hong Kong-listed, consumer and internet-related equities. As a result, stocks of internet and consumer companies were the best performing among the Fund’s holdings, while electric vehicle companies and data center operators detracted from the Fund’s performance.

We see three potential positive catalysts for Hong Kong-listed technology equities in the year to come:

●	We believe that The People’s Bank of China (PBOC) is likely to maintain a dovish monetary policy stance, to the benefit of growth equities.

●	China retail sales increased +3.5% year-over-year in the first two months of 2023, setting the stage for a rebound in consumer spending this year.

●	Alibaba’s recent restructuring into six separate business groups, each individually able to raise capital, indicates the company’s focus on generating shareholder value; and a resulting IPO would likely result in a new issuer, which would be included in the Underlying Index and Fund portfolio in the future.

For the Period, the NAV of the Fund decreased by -4.37% while the Underlying Index decreased by -5.15%. The deviation between the Fund’s performance and that of the Underlying Index can be mainly attributed to management fees.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Hang Seng TECH Index ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2023*

	One Year			Annualized
	Return			Inception to Date
	Net			Net
	Asset	Market		Asset		Market
	Value	Price^		Value		Price^
KraneShares Hang Seng TECH Index ETF	-4.37%	-1.85	%‡	-29.36	%‡	-29.74	%‡
Hang Seng TECH Index	N/A	-5.15	%‡	N/A		-28.98	%‡

*	The Fund commenced operations on June 8, 2021.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.69%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares China Innovation ETF

The KraneShares China Innovation ETF (KGRO) is an active ETF which provides investors with core exposure to the brightest high-growth areas within China’s economy by combining “New China” growth sectors. KGRO primarily invests in the following ETFs:

●	KraneShares CSI China Internet ETF (KWEB)

●	KraneShares MSCI All China Health Care Index ETF (KURE)

●	KraneShares MSCI China Clean Technology Index ETF (KGRN)

●	KraneShares CICC China 5G & Semiconductor Index ETF (KFVG)

●	KraneShares SSE STAR Market 50 Index ETF (KSTR)

In addition to investments in these ETFs, KGRO may invest up to 15% of its net assets in the securities of private companies that align with the themes represented by the ETFs or appear to be attractive opportunities, including those that may be preparing for an initial public offering.

China Innovation Review:

China’s growth equities were down for the 12-month period ended March 31, 2023 (Period) as global central banks engaged in the most aggressive interest rate hiking cycle in decades. This is reflected in the Fund’s performance for the Period. Nonetheless, internet and e-commerce outperformed during the Period as several of the macroeconomic and geopolitical headwinds that had weighed on such issuers in previous periods were resolved, including as a result of China removing pandemic restrictions following the National Party Congress. Technology companies also saw a significant rebound in the first quarter of 2023 on significant policy support for key industries, such as semiconductors, although the sector was still down for the overall Period.

The best performing ETF in the portfolio was the KraneShares CSI China Internet ETF, reflecting the rebound in internet and e-commerce stocks during the Period thanks to the removal of pandemic restrictions. Meanwhile, the worst-performing ETF was the KraneShares MSCI China Clean Technology Index ETF, reflecting the underperformance of the Information Technology sector for the Period.

We see three potential positive catalysts for China growth equities in the year to come:

●	We believe that The People’s Bank of China (PBOC) is likely to maintain a dovish monetary policy stance, to the benefit of growth equities.

●	China retail sales increased +3.5% year-over-year in the first two months of 2023, setting the stage for a rebound in consumer spending this year.

●	Alibaba’s recent restructuring into six separate business groups, each individually able to raise capital, indicates the company’s focus on generating shareholder value; and a resulting IPO would likely result in a new issuer, which would be included in the Underlying Index and Fund portfolio in the future.

For the Period, the NAV of the Fund decreased by -6.60% while the Underlying Index decreased by -6.44%. The deviation between the Fund’s performance and that of the Underlying Index can be mainly attributed to management fees.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares China Innovation ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2023*

	One Year			Annualized
	Return			Inception to Date
	Net			Net
	Asset	Market		Asset		Market
	Value	Price^		Value		Price^
KraneShares China Innovation ETF	-6.60%	-6.91	%‡	-20.74	%‡	-20.70	%‡
China All Shares Index	N/A	-6.44	%‡	N/A		-14.49	%‡

*	The Fund commenced operations on October 5, 2021.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.64%, which includes fees and expenses incurred indirectly as a result of investments in underlying Funds. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares S&P Pan Asia Dividend Aristocrats Index ETF

The KraneShares S&P Pan Asia Dividend Aristocrats Index ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the S&P Pan Asia Dividend Aristocrats Index (the Underlying Index).

The Underlying Index is designed to measure the performance of constituents in the S&P Pan Asia BMI Index that have followed a policy of consistently increasing dividends every year for the last seven years (Asia dividend growers). The S&P Pan Asia BMI Index is a comprehensive benchmark index that includes securities of companies from the Asia-Pacific region, including developed and emerging market countries.

Asia Dividend Growers Review:

Asia dividend growers outpaced by a wide margin global equities, as measured by the MSCI All Country World Index (ACWI), from the Fund’s inception on September 15, 2022 to the Fund’s fiscal year end on March 31, 2023 (the Period). This significant outperformance was likely due to the relative attractiveness of the companies’ dividend payments amid rising U.S. interest rates and the global risk-off environment, which broadly favored value-oriented companies with strong cash flows and balance sheets.

We see three potential positive catalysts for Asia dividend growers in the year to come:

●	China’s reopening is likely to contribute to strong economic growth in the Asia Pacific region this year compared to other regions globally.

●	Dividend yields in Japan, which made up approximately 31% of the portfolio as of the end of the period, are expected to remain elevated over the next year compared to other developed markets, with Nikko forecasting a 2.6% dividend yield for 2023 compared to 2.1% for the MSCI World Index.

●	We believe that investors may continue to search for yield and diversification over the year to come, which may continue to benefit Asia dividend growers.

For the Period, the NAV of the Fund increased by 6.08% while the Underlying Index increased by 6.36%. The deviation between the Fund’s performance and that of the Underlying Index can be mainly attributed to management fees.

Within the Fund, the best-performing sectors during the Period were Healthcare and Consumer Staples. Meanwhile, the worst-performing sectors were Financials and Utilities.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares S&P Pan Asia Dividend Aristocrats Index ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2023*

	Cumulative
	Inception to Date
	Net Asset	Market
	Value	Price^
KraneShares S&P Pan Asia Dividend Aristocrats Index ETF	6.08%	-6.33	%‡
S&P Pan Asia Dividend Aristocrats Index	N/A	6.36	%‡

*	The Fund commenced operations on September 14, 2022.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.68%, which includes fees and expenses incurred indirectly as a result of investments in underlying Funds. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares China Internet and Covered Call Strategy ETF

The KraneShares China Internet and Covered Call Strategy ETF (the Fund) seeks to provide current income by following a “covered call” or “buy-write” strategy. The Fund buys shares of the KraneShares CSI China Internet ETF and “writes” or “sells” corresponding call options on the KraneShares CSI China Internet ETF, which seeks to provide investment results that, before expenses and fees, correspond generally to the price and yield performance of the CSI Overseas China Internet Index (the Underlying Index).

The Underlying Index is designed to measure the performance of the investable universe of publicly traded China-based companies whose primary business or businesses are in the Internet and Internet-related sectors (China Internet Companies), as defined by the index sponsor, China Securities Index Co., Ltd. (CSI).

China Internet Review

Although global markets saw declines due to rising global interest rates, U.S. and Hong Kong-listed stocks of Chinese internet issuers saw positive catalysts during the 12-month period ended March 31, 2023 (the Period) as many of the geopolitical and policy-related issues that had been weighing on the sector in prior periods were resolved. We believe that the two most important developments for the sector during the Period were the China government’s removal of pandemic restrictions and the achievement of full access to the audit books of U.S.-listed, China-based firms by the U.S. Public Company Accounting Oversight Board (PCAOB).

Following the National Party Congress, held in October of 2022, China’s government removed all domestic, pandemic-related restrictions. This development improved the outlook for China’s consumer market and led to a rebound in the stock price of certain China Internet Companies.

On December 15th, 2022, the PCAOB announced that the agency had secured complete access to inspect and investigate China-based firms and their auditors for the first time in history. This announcement was significant for China Internet Companies, many of which are listed publicly in the U.S., because the U.S. Congress in 2022, required U.S.-listed foreign companies to allow the PCAOB to inspect their audit books to remain listed publicly on U.S. exchanges. This development significantly reduced the risk of the American depositary receipts (ADRs) of China Internet Companies being delisted from U.S. exchanges.

Despite the rebound in the prices of China Internet Companies during the Period, U.S. and Hong Kong-listed shares of such companies continued to exhibit a high level of volatility. As a result, from the Fund’s inception on January 12, 2023, the Fund was able to generate a significant premium income, which tends to be directly correlated to the volatility of the reference asset, which in this case us the KraneShares CSI China Internet ETF (KWEB). In March, the Fund paid out a distribution of approximately $1.10 per share, reflecting the premium income received.

We see four potential positive catalysts for the Fund in the year to come:

●	We believe that The People’s Bank of China (PBOC) is likely to maintain a dovish monetary policy stance, to the benefit of growth equities.

●	China retail sales increased +10.6% year-over-year (YoY) in March, setting the stage for a potential rebound in consumer spending this year, which we would expect to benefit China Internet Companies.

●	Alibaba’s recent restructuring into six separate business groups, each individually able to raise capital, indicates the company’s focus on generating shareholder value; and a resulting IPO

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares China Internet and Covered Call Strategy ETF (continued)

would likely result in a new issuers, which would be included in the Underlying Index and Fund portfolio in the future.

●	The potential for a continuation of the heightened level of volatility of KWEB seen during the Period due to continued U.S.-China tensions, which may allow the Fund to continue to earn significant option premiums.

From the Fund’s inception on January 12, 2023 to the Fund’s fiscal year end on March 31, 2023, the NAV of the Fund decreased by 3.56%.

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2023*

	Cumulative
	Inception to Date
	Net Asset	Market
	Value	Price^
KraneShares China Internet and Covered Call Strategy ETF	-3.56%	-3.48	%‡
CSI Overseas China Internet Index	N/A	-9.48	%‡

*	The Fund commenced operations on January 12, 2023.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, shares may be worth less than their original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares China Internet and Covered Call Strategy ETF (concluded)

in the Fund’s prospectus, the Fund’s operating expense ratio is 0.26%, which includes fees and expenses incurred indirectly as a result of investments in underlying Funds. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Schedule of Investments March 31, 2023

KraneShares CICC China Leaders 100 Index ETF

	Shares	Value
COMMON STOCK — 100.0%‡
CHINA — 100.0%
Communication Services — 0.8%
China South Publishing & Media Group, Cl A	9,100	$15,425
G-bits Network Technology Xiamen, Cl A	500	34,712
		50,137
Consumer Discretionary — 17.6%
Changchun Faway Automobile Components, Cl A	7,500	9,534
Chongqing Department Store, Cl A	2,600	10,268
Chongqing Zongshen Power Machinery, Cl A	8,500	9,122
FAWER Automotive Parts, Cl A	9,000	6,304
Fuyao Glass Industry Group, Cl A	19,900	100,727
Gree Electric Appliances of Zhuhai, Cl A	55,800	298,611
Guangdong Vanward New Electric, Cl A	3,600	4,707
Guangdong Xinbao Electrical Appliances Holdings, Cl A	4,200	10,421
Guangzhou Automobile Group, Cl A	27,400	44,448
Hisense Home Appliances Group, Cl A	5,600	17,084
HLA Group, Cl A	21,600	19,627
Huayu Automotive Systems, Cl A	19,600	47,778
IKD, Cl A	4,500	15,845
Jiangsu Changshu Automotive Trim Group, Cl A	3,200	9,063
KingClean Electric, Cl A	1,500	6,391
Loncin Motor, Cl A	12,700	9,543
Midea Group, Cl A	43,000	336,934
Ningbo Huaxiang Electronic, Cl A	6,200	13,371
Wuchan Zhongda Group, Cl A	38,600	27,261
Zhejiang Hangmin, Cl A	7,800	9,507
Zhejiang Supor, Cl A	2,100	16,559
Zhejiang Wanfeng Auto Wheel, Cl A*	19,400	17,571
Zhejiang Weixing Industrial Development, Cl A	7,900	10,791
		1,051,467

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares CICC China Leaders 100 Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Consumer Staples — 4.9%
Heilongjiang Agriculture, Cl A	9,100	$17,783
Henan Shuanghui Investment & Development, Cl A	13,000	49,105
Jiangsu Yanghe Brewery JSC, Cl A	7,500	180,704
Meihua Holdings Group, Cl A	26,500	37,740
Shanghai Flyco Electrical Appliance, Cl A	600	7,224
		292,556
Energy — 4.6%
China Shenhua Energy, Cl A	41,000	168,184
Shanxi Lu’an Environmental Energy Development, Cl A	14,800	47,284
Yankuang Energy Group, Cl A	11,400	59,047
		274,515
Financials — 33.6%
Agricultural Bank of China, Cl A	396,600	179,609
Bank of China, Cl A	261,900	128,904
Bank of Communications, Cl A	340,400	253,294
China Construction Bank, Cl A	83,300	72,052
China Merchants Bank, Cl A	63,900	318,881
Industrial & Commercial Bank of China, Cl A	436,800	283,682
Industrial Bank, Cl A	119,100	292,924
Jiangsu Financial Leasing, Cl A	14,800	12,694
Ping An Bank, Cl A	119,500	218,038
Postal Savings Bank of China, Cl A	134,800	91,276
Shanghai Pudong Development Bank, Cl A	145,700	152,546
		2,003,900
Health Care — 4.0%
Anhui Anke Biotechnology Group, Cl A	14,600	23,492
China Animal Healthcare*(A)	4,000	—
Hubei Jumpcan Pharmaceutical, Cl A	4,700	19,492
Jointown Pharmaceutical Group, Cl A	11,700	25,454
Shandong Buchang Pharmaceuticals, Cl A	7,000	20,223
Sichuan Kelun Pharmaceutical, Cl A	14,300	59,180
Sunflower Pharmaceutical Group, Cl A	3,700	11,859
Wuhan Easydiagnosis Biomedicine, Cl A	1,200	9,675
Yunnan Baiyao Group, Cl A	9,000	71,688
		241,063
Industrials — 18.4%
Anhui Construction Engineering Group, Cl A	15,000	13,193
Anhui Heli, Cl A	6,300	16,476
China Railway Group, Cl A	129,100	129,339
China State Construction Engineering, Cl A	260,900	220,352
CNPC Capital, Cl A	31,900	32,424
CRRC, Cl A	150,600	134,212
Daqin Railway, Cl A	74,200	77,687
Hangcha Group, Cl A	4,400	12,609

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares CICC China Leaders 100 Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Industrials (continued)
Hefei Meiya Optoelectronic Technology, Cl A	4,400	$20,695
Jiangsu Guotai International Group, Cl A	12,400	14,824
Jingjin Equipment, Cl A	3,600	14,678
Long Yuan Construction Group, Cl A	13,300	9,567
Shanghai International Port Group, Cl A	37,500	30,252
Shanghai Mechanical and Electrical Industry, Cl A	3,900	7,377
Shanghai Pudong Construction, Cl A	8,500	8,677
Shanghai Tunnel Engineering, Cl A	27,900	23,158
Shenzhen Tagen Group, Cl A	16,300	12,722
Sichuan Road & Bridge, Cl A	23,200	46,621
Sinotrans, Cl A	19,600	11,873
Sumec, Cl A	6,400	6,011
Tian Di Science & Technology, Cl A	21,000	15,535
XCMG Construction Machinery, Cl A	73,700	74,373
Xiamen C & D, Cl A	18,600	32,691
Xiamen ITG Group, Cl A	19,200	24,100
Xiamen Xiangyu, Cl A	14,300	22,385
Zhejiang Chint Electrics, Cl A	13,300	54,170
Zhejiang Weixing New Building Materials, Cl A	8,100	28,674
		1,094,675
Information Technology — 7.1%
Avary Holding Shenzhen, Cl A	8,600	38,847
China Railway Signal & Communication, Cl A	32,114	25,346
Foxconn Industrial Internet, Cl A	46,900	117,603
Hanergy Thin Film Power Group*(A)	65,064	—
Olympic Circuit Technology	2,700	7,222
Tongwei, Cl A	33,400	189,244
Universal Scientific Industrial Shanghai, Cl A	8,400	21,638
Yangling Metron New Material, Cl A	2,400	15,699
Zhejiang Jiecang Linear Motion Technology, Cl A	2,500	8,963
		424,562
Materials — 1.5%
Anhui Jinhe Industrial, Cl A	4,200	18,397
China Lumena New Materials*(A)	718	—
Gansu Qilianshan Cement Group, Cl A*	7,900	12,183
Huaibei Mining Holdings, Cl A	12,300	24,287
Jiangsu Asia-Pacific Light Alloy Technology, Cl A	7,700	6,660
Nantong Jiangshan Agrochemical & Chemical, Cl A	2,200	12,773
Shanghai Zijiang Enterprise Group, Cl A	15,100	12,467
Tianhe Chemicals Group*(A)	40,000	—
		86,767
Real Estate — 4.4%
China Vanke, Cl A	84,300	187,079
Gemdale, Cl A	39,100	47,827

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares CICC China Leaders 100 Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Real Estate (continued)
Hangzhou Binjiang Real Estate Group, Cl A	15,800	$21,052
Rongan Property, Cl A	11,800	4,914
		260,872
Utilities — 3.1%
China National Nuclear Power, Cl A	117,000	108,868
Fujian Funeng, Cl A	9,500	16,960
SDIC Power Holdings, Cl A	37,200	58,558
		184,386
TOTAL CHINA		5,964,900

TOTAL COMMON STOCK (Cost $5,950,237)		5,964,900

TOTAL INVESTMENTS — 100.0% (Cost $5,950,237)		5,964,900
OTHER ASSETS LESS LIABILITIES – 0.0%		(325)
NET ASSETS - 100%		$5,964,575

‡	Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.
*	Non-income producing security.
(A)	Level 3 security in accordance with fair value hierarchy.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares CICC China Leaders 100 Index ETF (concluded)

The following summarizes the market value of the Fund’s investments used as of March 31, 2023, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3^		Total
Common Stock
China
Communication Services	$50,137	$—	$—		$50,137
Consumer Discretionary	1,051,467	—	—		1,051,467
Consumer Staples	292,556	—	—		292,556
Energy	274,515	—	—		274,515
Financials	2,003,900	—	—		2,003,900
Health Care	241,063	—	—	‡‡	241,063
Industrials	1,094,675	—	—		1,094,675
Information Technology	424,562	—	—	‡‡	424,562
Materials	86,767	—	—	‡‡	86,767
Real Estate	260,872	—	—		260,872
Utilities	184,386	—	—		184,386
Total Common Stock	5,964,900	—	—		5,964,900
Total Investments in Securities	$5,964,900	$—	$—		$5,964,900

^	A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the end of the period in relation to net assets.
‡‡	Security or securities with a market value of $0.

Amounts designated as “—” are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares CSI China Internet ETF

	Shares	Value
COMMON STOCK — 100.0%‡
CHINA — 100.0%
Communication Services — 45.0%
Autohome ADR	2,352,891	$78,751,262
Baidu, Cl A*	15,677,034	296,966,854
Bilibili, Cl Z*	8,943,144	216,003,937
China Literature*	15,298,000	78,926,490
iQIYI ADR*	12,407,979	90,330,087
JOYY ADR	1,541,752	48,071,827
Kanzhun ADR*	10,760,196	204,766,530
Kingsoft	32,814,200	161,563,937
Kuaishou Technology, Cl B*	29,490,300	227,095,540
NetEase	16,600,805	291,837,667
Tencent Holdings	14,748,675	724,850,326
Tencent Music Entertainment Group ADR*	32,313,996	267,559,887
Weibo ADR*	3,019,704	60,575,262
		2,747,299,606
Consumer Discretionary — 36.7%
Alibaba Group Holding*	44,419,464	568,120,075
JD.com, Cl A	13,290,990	291,218,456
Meituan, Cl B*	23,025,848	420,921,040
PDD Holdings ADR*	4,068,795	308,821,540
TAL Education Group ADR*	15,923,703	102,070,936
Tongcheng Travel Holdings*	42,280,600	91,994,554
Trip.com Group*	6,913,400	258,747,753
Vipshop Holdings ADR*	13,215,343	200,608,907
		2,242,503,261
Consumer Staples — 6.0%
Alibaba Health Information Technology*	173,194,000	125,318,240
Dada Nexus ADR*	3,153,018	26,706,062
JD Health International*	23,151,850	172,239,064

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares CSI China Internet ETF (concluded)

	Shares	Value
COMMON STOCK (continued)
Consumer Staples (continued)
Ping An Healthcare and Technology*(A)	17,991,400	$45,517,386
		369,780,752
Financials — 3.3%
360 DigiTech ADR	3,833,709	74,373,955
Lufax Holding ADR	28,333,266	57,799,863
ZhongAn Online P&C Insurance, Cl H*(A)	22,309,900	70,340,578
		202,514,396
Industrials — 3.5%
Full Truck Alliance ADR*	28,012,923	213,178,344

Information Technology — 1.0%
Chindata Group Holdings ADR*	5,666,237	39,606,996
Ming Yuan Cloud Group Holdings(A)	35,823,000	22,954,247
		62,561,243
Real Estate — 4.5%
KE Holdings ADR*	14,472,227	272,656,757
TOTAL CHINA		6,110,494,359

TOTAL COMMON STOCK (Cost $7,130,394,689)		6,110,494,359

SHORT-TERM INVESTMENT — 0.5%
Invesco Government & Agency Portfolio, Cl Institutional, 4.430%(B)(C)	31,393,462	31,393,462
TOTAL SHORT-TERM INVESTMENT (Cost $31,393,462)		31,393,462

TOTAL INVESTMENTS — 100.5% (Cost $7,161,788,151)		6,141,887,821
OTHER ASSETS LESS LIABILITIES – (0.5)%		(30,218,433)
NET ASSETS - 100%		$6,111,669,388

‡	Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.
*	Non-income producing security.
(A)	This security or a partial position of this security is on loan at March 31, 2023. The total market value of securities on loan at March 31, 2023 was $29,815,441.
(B)	The rate shown is the 7-day effective yield as of March 31, 2023.
(C)	This security was purchased with cash collateral held from securities on loan. The total value of such security as of March 31, 2023 was $31,393,462.

As of March 31, 2023, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares Bosera MSCI China A 50 Connect Index ETF

	Shares	Value
COMMON STOCK — 99.9%‡
CHINA — 99.9%
Communication Services — 1.4%
China United Network Communications, Cl A	5,352,800	$4,224,684
Focus Media Information Technology, Cl A	2,430,602	2,431,558
		6,656,242
Consumer Discretionary — 6.1%
BYD, Cl A	436,989	16,291,399
China Tourism Group Duty Free, Cl A	470,632	12,557,862
		28,849,261
Consumer Staples — 16.4%
Foshan Haitian Flavouring & Food, Cl A	430,720	4,800,619
Inner Mongolia Yili Industrial Group, Cl A	713,612	3,025,990
Jiangsu Yanghe Brewery JSC, Cl A	168,122	4,050,713
Kweichow Moutai, Cl A	140,189	37,153,464
Luzhou Laojiao, Cl A	164,146	6,090,132
Muyuan Foods, Cl A	593,545	4,235,100
Shanxi Xinghuacun Fen Wine Factory, Cl A	136,016	5,395,244
Wuliangye Yibin, Cl A	432,879	12,417,859
		77,169,121
Energy — 3.2%
China Shenhua Energy, Cl A	1,783,047	7,314,146
Shaanxi Coal Industry, Cl A	2,620,716	7,762,201
		15,076,347
Financials — 17.5%
Agricultural Bank of China, Cl A	13,291,307	6,019,246
Bank of Communications, Cl A	6,127,999	4,559,881
Bank of Ningbo, Cl A	1,031,818	4,103,352
China Merchants Bank, Cl A	3,220,758	16,072,602
China Pacific Insurance Group, Cl A	1,068,714	4,033,764
CITIC Securities, Cl A	1,911,922	5,701,828

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares Bosera MSCI China A 50 Connect Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Financials (continued)
East Money Information, Cl A	2,062,994	$6,017,177
Industrial & Commercial Bank of China, Cl A	9,821,826	6,378,831
Industrial Bank, Cl A	3,243,522	7,977,383
Ping An Bank, Cl A	3,029,771	5,528,087
Ping An Insurance Group of China, Cl A	1,691,298	11,230,496
Shanghai Pudong Development Bank, Cl A	4,582,646	4,797,989
		82,420,636
Health Care — 9.2%
Aier Eye Hospital Group, Cl A	1,548,467	7,005,789
Chongqing Zhifei Biological Products, Cl A	345,270	4,119,227
Jiangsu Hengrui Pharmaceuticals, Cl A	1,376,239	8,581,328
Shenzhen Mindray Bio-Medical Electronics, Cl A	261,694	11,878,415
WuXi AppTec, Cl A	553,382	6,406,284
Zhangzhou Pientzehuang Pharmaceutical, Cl A	130,150	5,389,609
		43,380,652
Industrials — 15.6%
China State Construction Engineering, Cl A	9,130,858	7,711,761
Contemporary Amperex Technology, Cl A	531,753	31,441,513
COSCO SHIPPING Holdings, Cl A	2,773,960	4,455,431
Eve Energy, Cl A	444,469	4,511,160
NARI Technology, Cl A	1,457,576	5,754,064
SF Holding, Cl A	1,065,959	8,596,219
Shenzhen Inovance Technology, Cl A	578,778	5,924,904
Sungrow Power Supply, Cl A	323,438	4,938,725
		73,333,777
Information Technology — 13.7%
BOE Technology Group, Cl A	19,508,345	12,612,971
LONGi Green Energy Technology, Cl A	3,798,591	22,352,465
Luxshare Precision Industry, Cl A	3,692,550	16,297,699
Tongwei, Cl A	2,341,605	13,267,492
		64,530,627
Materials — 12.1%
Wanhua Chemical Group, Cl A	2,398,899	33,492,994
Zijin Mining Group, Cl A	12,929,792	23,327,963
		56,820,957
Real Estate — 1.6%
China Vanke, Cl A	1,567,600	3,478,838
Poly Developments and Holdings Group, Cl A	1,929,677	3,970,459
		7,449,297
Utilities — 3.1%
China Three Gorges Renewables Group, Cl A	4,448,000	3,549,436

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares Bosera MSCI China A 50 Connect Index ETF (concluded)

	Shares	Value
COMMON STOCK (continued)
Utilities (continued)
China Yangtze Power, Cl A	3,534,394	$10,936,739
		14,486,175
TOTAL CHINA		470,173,092

TOTAL COMMON STOCK (Cost $530,344,133)		470,173,092

RIGHT — 0.0%
CHINA — 0.0%
Health Care — 0.0%
Kangmei Pharma‡‡*(A)	66,139	—
TOTAL CHINA		—

TOTAL RIGHT (Cost $–)		—

TOTAL INVESTMENTS — 99.9% (Cost $530,344,133)		470,173,092
OTHER ASSETS LESS LIABILITIES – 0.1%		699,975
NET ASSETS - 100%		$470,873,067

‡	Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.
*	Non-income producing security.
(A)	Level 3 security in accordance with fair value hierarchy.
‡‡	Expiration date not available.

The following summarizes the market value of the Fund’s investments used as of March 31, 2023, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3^		Total
Common Stock
China	$470,173,092	$—	$—		$470,173,092
Total Common Stock	470,173,092	—	—		470,173,092
Right	—	—	—	‡‡	—
Total Investments in Securities	$470,173,092	$—	$—		$470,173,092

^	A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the end of the period in relation to net assets.
‡‡	Security or securities with a market value of $0.

Amounts designated as “—” are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares Bloomberg China Bond Inclusion Index ETF

	Face Amount(A)	Value
GLOBAL BONDS — 47.4%
CHINA — 47.4%
Agricultural Development Bank of China
3.350%, 03/24/2026	930,000	$137,408
3.060%, 08/05/2023	3,500,000	510,822
China Development Bank
4.040%, 04/10/2027	1,650,000	249,976
4.040%, 07/06/2028	1,650,000	253,223
3.430%, 01/14/2027	3,450,000	512,981
3.300%, 03/03/2026	2,360,000	349,603
3.090%, 06/18/2030	820,000	119,908
China Government Bond
4.080%, 10/22/2048	1,190,000	197,796
3.530%, 10/18/2051	2,700,000	412,510
3.290%, 05/23/2029	1,600,000	241,137
3.020%, 10/22/2025	2,500,000	369,143
2.690%, 08/15/2032	2,000,000	286,517
2.680%, 05/21/2030	1,800,000	258,966
2.260%, 02/24/2025	3,000,000	435,412
2.180%, 08/25/2025	2,000,000	289,022
Export-Import Bank of China
3.860%, 05/20/2029	1,030,000	157,610
3.230%, 03/23/2030	1,160,000	171,183
3.180%, 03/11/2032	1,000,000	147,164
2.930%, 03/02/2025	1,240,000	181,616
		5,281,997
TOTAL GLOBAL BONDS (Cost $5,544,072)		5,281,997

CORPORATE OBLIGATIONS — 19.8%
CHINA — 15.9%
Basic Materials — 5.2%
China Baowu Steel Group, MTN
2.370%, 05/22/2023	4,000,000	582,291

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares Bloomberg China Bond Inclusion Index ETF (concluded)

	Face Amount(A)	Value
CORPORATE OBLIGATIONS (continued)
Consumer, Cyclical — 5.2%
Zhejiang Geely Holding Group, MTN
3.300%, 03/28/2025	4,000,000	$574,259

Utilities — 5.5%
State Grid Corp of China, MTN
2.880%, 08/30/2027	4,300,000	618,824
TOTAL CHINA		1,775,374

SUPRANATIONAL — 3.9%
Government — 3.9%
New Development Bank
2.450%, 01/27/2025	3,000,000	433,766

TOTAL CORPORATE OBLIGATIONS (Cost $2,237,746)		2,209,140

TOTAL INVESTMENTS — 67.2% (Cost $7,781,818)		7,491,137
OTHER ASSETS LESS LIABILITIES – 32.8%		3,654,011
NET ASSETS - 100%		$11,145,148

(A)	In CNY unless otherwise indicated.

As of March 31, 2023, all of the Fund’s investments were considered Level 2 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares MSCI All China Index ETF

	Shares	Value
COMMON STOCK — 99.8%‡
CHINA — 99.6%
Communication Services — 13.5%
Autohome ADR	520	$17,404
Baidu, Cl A*	6,550	124,075
Bilibili, Cl Z*	1,260	30,433
Focus Media Information Technology, Cl A	28,500	28,511
iQIYI ADR*	2,698	19,642
Kingsoft	14,400	70,900
Kuaishou Technology, Cl B*	5,600	43,124
NetEase	3,900	68,561
Tencent Holdings	15,358	754,797
Tencent Music Entertainment Group ADR*	3,636	30,106
		1,187,553
Consumer Discretionary — 22.9%
Alibaba Group Holding*	41,124	525,971
ANTA Sports Products	4,600	66,803
BYD, Cl A	2,300	85,746
BYD, Cl H	3,500	102,459
China Tourism Group Duty Free, Cl A	2,300	61,371
Chongqing Changan Automobile, Cl A	27,838	48,320
Fuyao Glass Industry Group, Cl A	8,100	41,000
Geely Automobile Holdings	23,000	29,593
Great Wall Motor, Cl H	16,500	20,368
Guangzhou Automobile Group, Cl H	18,000	11,350
H World Group ADR*	777	38,057
Haier Smart Home, Cl A	8,500	28,072
Haier Smart Home, Cl H	11,200	35,241
Huayu Automotive Systems, Cl A	4,600	11,213
JD.com, Cl A	5,522	120,988
Li Auto, Cl A*	3,500	43,695

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares MSCI All China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Consumer Discretionary (continued)
Li Ning	7,500	$59,141
Meituan, Cl B*	12,266	224,223
New Oriental Education & Technology Group*	5,700	22,219
NIO ADR*	4,568	48,010
PDD Holdings ADR*	1,368	103,831
SAIC Motor, Cl A	11,557	24,167
Shenzhen Overseas Chinese Town, Cl A*	27,400	19,271
Shenzhou International Group Holdings	3,800	39,888
TAL Education Group ADR*	2,876	18,435
TravelSky Technology, Cl H	7,000	13,073
Trip.com Group ADR*	1,915	72,138
Vipshop Holdings ADR*	1,837	27,886
Yum China Holdings	1,204	76,322
		2,018,851
Consumer Staples — 11.2%
Alibaba Health Information Technology*	18,000	13,024
Anhui Gujing Distillery, Cl A	1,400	60,344
China Mengniu Dairy	14,000	57,427
China Resources Beer Holdings	4,000	32,102
Foshan Haitian Flavouring & Food, Cl A	4,779	53,263
Guangdong Haid Group, Cl A	4,900	41,620
Henan Shuanghui Investment & Development, Cl A	5,200	19,642
Inner Mongolia Yili Industrial Group, Cl A	7,700	32,651
Jiangsu Yanghe Brewery JSC, Cl A	1,600	38,550
Kweichow Moutai, Cl A	1,000	265,024
Luzhou Laojiao, Cl A	2,300	85,334
Muyuan Foods, Cl A	8,602	61,378
New Hope Liuhe, Cl A*	13,500	26,008
Shanxi Xinghuacun Fen Wine Factory, Cl A	1,660	65,846
Tingyi Cayman Islands Holding	14,000	23,328
Want Want China Holdings	23,000	14,796
Wuliangye Yibin, Cl A	3,200	91,797
		982,134
Energy — 3.7%
China Oilfield Services, Cl H	16,000	16,408
China Petroleum & Chemical, Cl A	46,600	38,136
China Petroleum & Chemical, Cl H	96,500	57,040
China Shenhua Energy, Cl H	11,500	36,185
PetroChina, Cl A	22,400	19,310
PetroChina, Cl H	67,984	40,271
Shaanxi Coal Industry, Cl A	11,900	35,246
Shanxi Lu’an Environmental Energy Development, Cl A	7,600	24,281

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares MSCI All China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Energy (continued)
Yankuang Energy Group, Cl H	16,000	$57,274
		324,151
Financials — 20.1%
Agricultural Bank of China, Cl A	87,500	39,626
Agricultural Bank of China, Cl H	104,397	38,700
Bank of Beijing, Cl A	28,100	18,004
Bank of China, Cl A	34,700	17,079
Bank of China, Cl H	240,396	92,178
Bank of Communications, Cl A	43,600	32,443
Bank of Communications, Cl H	32,000	20,138
Bank of Hangzhou, Cl A	14,200	24,007
Bank of Jiangsu, Cl A	22,200	22,694
Bank of Nanjing, Cl A	14,000	18,266
Bank of Ningbo, Cl A	7,200	28,633
Bank of Shanghai, Cl A	18,604	16,227
China CITIC Bank, Cl H	32,000	16,102
China Construction Bank, Cl A	12,000	10,380
China Construction Bank, Cl H	275,000	178,313
China Everbright Bank, Cl A	54,900	24,063
China Galaxy Securities, Cl H	38,000	19,121
China Life Insurance, Cl H	23,483	38,590
China Merchants Bank, Cl A	17,800	88,828
China Merchants Bank, Cl H	13,000	66,408
China Merchants Securities, Cl A	9,500	19,077
China Minsheng Banking, Cl A	50,900	25,571
China Minsheng Banking, Cl H	29,500	10,109
China Pacific Insurance Group, Cl A	7,200	27,176
China Pacific Insurance Group, Cl H	10,800	28,686
CITIC Securities, Cl A	15,845	47,254
CITIC Securities, Cl H	8,000	17,080
East Money Information, Cl A	13,000	37,917
Everbright Securities, Cl A	10,300	22,858
GF Securities, Cl A	10,000	22,964
Guosen Securities, Cl A	10,900	14,872
Guotai Junan Securities, Cl A	8,300	17,356
Haitong Securities, Cl A	12,600	16,164
Huatai Securities, Cl A	11,900	22,128
Huatai Securities, Cl H	9,200	10,513
Huaxia Bank, Cl A	18,500	14,493
Industrial & Commercial Bank of China, Cl A	66,900	43,449
Industrial & Commercial Bank of China, Cl H	211,441	112,590
Industrial Bank, Cl A	20,000	49,190
Industrial Securities, Cl A	27,569	24,569
New China Life Insurance, Cl A	4,000	17,765

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares MSCI All China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Financials (continued)
New China Life Insurance, Cl H	3,700	$8,795
Orient Securities, Cl A	14,100	20,101
People’s Insurance Group of China, Cl H	54,452	18,174
PICC Property & Casualty, Cl H	29,510	30,112
Ping An Bank, Cl A	19,891	36,293
Ping An Insurance Group of China, Cl A	10,200	67,730
Ping An Insurance Group of China, Cl H	19,000	123,682
Shanghai Pudong Development Bank, Cl A	28,600	29,944
Shenwan Hongyuan Group, Cl A	32,800	19,917
		1,766,329
Health Care — 5.3%
Beijing Tongrentang, Cl A	2,144	17,215
Changchun High & New Technology Industry Group, Cl A	1,400	33,291
China Medical System Holdings	9,000	14,217
CSPC Pharmaceutical Group	45,520	44,766
Genscript Biotech*	14,000	29,962
Guangzhou Baiyunshan Pharmaceutical Holdings, Cl A	2,300	11,079
Huadong Medicine, Cl A	2,980	20,109
Jiangsu Hengrui Pharmaceuticals, Cl A	5,616	35,018
Shanghai Fosun Pharmaceutical Group, Cl A	3,900	18,395
Shanghai Pharmaceuticals Holding, Cl A	7,600	22,543
Shenzhen Mindray Bio-Medical Electronics, Cl A	1,100	49,929
Sinopharm Group, Cl H	6,400	19,363
Wuxi Biologics Cayman*	11,500	71,198
Yunnan Baiyao Group, Cl A	2,140	17,046
Zai Lab ADR*	374	12,439
Zhangzhou Pientzehuang Pharmaceutical, Cl A	700	28,988
Zhejiang NHU, Cl A	7,032	18,380
		463,938
Industrials — 6.9%
AECC Aviation Power, Cl A	3,900	24,505
China Conch Venture Holdings	8,000	13,962
China Eastern Airlines, Cl A*	24,400	18,298
China Energy Engineering, Cl A	79,637	27,948
China Merchants Port Holdings	16,734	25,666
China Railway Group, Cl H	23,000	14,035
China Southern Airlines, Cl A*	23,000	26,358
CITIC	23,780	27,809
Contemporary Amperex Technology, Cl A	2,000	118,256
COSCO SHIPPING Holdings, Cl A	24,420	39,223
Daqin Railway, Cl A	15,500	16,228
Fosun International	11,500	8,438
Metallurgical Corp of China, Cl A	40,600	23,057
Power Construction Corp of China, Cl A	18,600	19,312

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares MSCI All China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Industrials (continued)
Sany Heavy Industry, Cl A	13,500	$33,596
SF Holding, Cl A	4,400	35,483
Shanghai International Airport, Cl A*	1,600	12,985
Shanghai International Port Group, Cl A	12,700	10,245
Weichai Power, Cl A	17,188	31,561
Zhejiang Chint Electrics, Cl A	3,800	15,477
Zhuzhou CRRC Times Electric, Cl H	3,100	13,486
Zoomlion Heavy Industry Science and Technology, Cl A	16,100	14,559
ZTO Express Cayman ADR*	1,406	40,296
		610,783
Information Technology — 5.1%
BOE Technology Group, Cl A	47,800	30,905
GDS Holdings, Cl A*	9,500	22,994
Hanergy Thin Film Power Group*(A)	4,364	—
Iflytek, Cl A	3,200	29,673
Kingboard Holdings	4,500	13,815
Kingdee International Software Group*	16,000	25,926
Lenovo Group	32,000	34,650
LONGi Green Energy Technology, Cl A	9,629	56,660
Luxshare Precision Industry, Cl A	11,774	51,966
Sunny Optical Technology Group	3,000	36,287
Unigroup Guoxin Microelectronics, Cl A*	2,320	37,543
Xiaomi, Cl B*	42,600	65,664
Yonyou Network Technology, Cl A	5,325	19,502
ZTE, Cl H	7,600	22,268
		447,853
Materials — 4.1%
Anhui Conch Cement, Cl A	3,800	15,632
Anhui Conch Cement, Cl H	7,000	24,255
Baoshan Iron & Steel, Cl A	28,400	25,806
China National Building Material, Cl H	18,000	14,767
China Northern Rare Earth Group High-Tech, Cl A	10,500	39,891
CMOC Group, Cl H	54,000	32,675
Ganfeng Lithium Group, Cl A	3,120	30,199
Inner Mongolia BaoTou Steel Union, Cl A	63,900	17,586
Rongsheng Petrochemical, Cl A	12,450	27,430
Shandong Hualu Hengsheng Chemical, Cl A	5,440	27,924
Tianqi Lithium, Cl A	1,540	16,936
Wanhua Chemical Group, Cl A	2,900	40,489
Zhejiang Huayou Cobalt, Cl A	1,704	13,647
Zijin Mining Group, Cl A	17,900	32,295
		359,532

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares MSCI All China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Real Estate — 3.4%
China Evergrande Group*(A)	13,000	$631
China Merchants Shekou Industrial Zone Holdings, Cl A	9,100	18,048
China Overseas Land & Investment	16,839	40,671
China Resources Land	14,214	64,824
China Vanke, Cl A	10,443	23,175
China Vanke, Cl H	9,300	14,667
Country Garden Holdings*	53,612	15,093
Gemdale, Cl A	10,600	12,966
KE Holdings ADR*	2,141	40,337
Longfor Group Holdings	8,000	22,573
Poly Developments and Holdings Group, Cl A	12,700	26,131
Seazen Holdings, Cl A*	6,400	15,228
Shimao Group Holdings*(A)	17,500	2,242
Sunac China Holdings*(A)	13,000	1,726
		298,312
Utilities — 3.4%
China Gas Holdings	11,000	15,498
China Longyuan Power Group, Cl H	16,000	18,283
China Resources Gas Group	7,600	28,028
China Resources Power Holdings	14,000	29,819
China Yangtze Power, Cl A	21,400	66,220
ENN Energy Holdings	2,382	32,650
Guangdong Investment	16,000	16,367
Huadian Power International, Cl A	50,700	42,747
Huaneng Power International, Cl H*	45,077	23,659
Sichuan Chuantou Energy, Cl A	13,500	25,988
		299,259
TOTAL CHINA		8,758,695

HONG KONG — 0.2%
Health Care — 0.2%
Sino Biopharmaceutical	36,500	20,459
TOTAL HONG KONG		20,459

TOTAL COMMON STOCK (Cost $10,372,666)		8,779,154

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares MSCI All China Index ETF (concluded)

	Shares	Value
RIGHT — 0.0%
CHINA — 0.0%
Health Care — 0.0%
Kangmei Pharma‡‡*(A)	480	$—
TOTAL CHINA		—

TOTAL RIGHT (Cost $–)		—

TOTAL INVESTMENTS — 99.8% (Cost $10,372,666)		8,779,154
OTHER ASSETS LESS LIABILITIES – 0.2%		15,367
NET ASSETS - 100%		$8,794,521

‡	Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.
*	Non-income producing security.
‡‡	Expiration date not available.
(A)	Level 3 security in accordance with fair value hierarchy.

The following summarizes the market value of the Fund’s investments used as of March 31, 2023, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3^		Total
Common Stock
China
Communication Services	$1,187,553	$—	$—		$1,187,553
Consumer Discretionary	2,018,851	—	—		2,018,851
Consumer Staples	982,134	—	—		982,134
Energy	324,151	—	—		324,151
Financials	1,766,329	—	—		1,766,329
Health Care	463,938	—	—		463,938
Industrials	610,783	—	—		610,783
Information Technology	447,853	—	—	‡‡	447,853
Materials	359,532	—	—		359,532
Real Estate	293,713	—	4,599		298,312
Utilities	299,259	—	—		299,259
Hong Kong	20,459	—	—		20,459
Total Common Stock	8,774,555	—	4,599		8,779,154
Right	—	—	—	‡‡	—
Total Investments in Securities	$8,774,555	$—	$4,599		$8,779,154

^	A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the end of the period in relation to net assets.
‡‡	Security or securities with a market value of $0.

Amounts designated as “—” are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares MSCI One Belt One Road Index ETF

	Shares	Value
COMMON STOCK — 99.2%‡
CHINA — 47.7%
Energy — 0.4%
Guanghui Energy, Cl A	14,700	$19,800

Financials — 4.5%
Bank of Changsha, Cl A	9,200	10,597
Bank of Chengdu, Cl A	8,400	16,586
Bank of Guiyang, Cl A	8,427	6,761
Bank of Hangzhou, Cl A	13,500	22,823
Bank of Jiangsu, Cl A	33,655	34,404
Bank of Nanjing, Cl A	23,591	30,780
Bank of Ningbo, Cl A	14,846	59,040
Bank of Suzhou, Cl A	8,400	8,513
Chongqing Rural Commercial Bank, Cl A	20,500	10,956
		200,460
Industrials — 22.1%
Beijing New Building Materials, Cl A	3,908	15,274
Beijing-Shanghai High Speed Railway, Cl A	92,100	70,007
China Conch Venture Holdings	12,500	21,815
China Energy Engineering, Cl A	72,900	25,584
China First Heavy Industries, Cl A*	15,500	7,200
China Lesso Group Holdings	9,000	8,048
China Railway Group, Cl H	31,500	19,221
China State Construction Engineering, Cl A	94,700	79,982
CRRC, Cl H	33,000	17,992
Dajin Heavy Industry, Cl A	1,300	6,669
Daqin Railway, Cl A	33,832	35,422
Dongfang Electric, Cl A	6,500	17,946
Fangda Carbon New Material, Cl A*	8,700	8,159
Farasis Energy Gan Zhou, Cl A*	2,747	9,396
Gotion High-tech, Cl A	3,900	16,929

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares MSCI One Belt One Road Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Industrials (continued)
Guangdong Kinlong Hardware Products, Cl A	800	$9,367
Guangzhou Great Power Energy & Technology, Cl A	1,100	9,129
Jiangsu Expressway, Cl H	10,000	9,325
Jiangsu Hengli Hydraulic, Cl A	3,000	28,928
Jiangxi Special Electric Motor, Cl A*	4,000	8,964
Liaoning Port, Cl A	43,200	10,065
Luoyang Xinqianglian Slewing Bearing, Cl A	850	5,632
Metallurgical Corp of China, Cl A	39,700	22,546
Ming Yang Smart Energy Group, Cl A	5,000	16,389
NARI Technology, Cl A	14,960	59,057
Ningbo Deye Technology, Cl A	400	15,025
Ningbo Orient Wires & Cables, Cl A	1,600	11,489
Ningbo Ronbay New Energy Technology, Cl A	1,116	11,116
North Industries Group Red Arrow, Cl A	3,100	10,310
Power Construction Corp of China, Cl A	39,100	40,596
Riyue Heavy Industry, Cl A	2,200	7,125
Shanghai Construction Group, Cl A	20,000	7,951
Shanghai Electric Group, Cl A*	28,400	18,279
Shanghai International Port Group, Cl A	21,210	17,111
Shenzhen Inovance Technology, Cl A	6,150	62,957
Shenzhen International Holdings	10,993	9,719
Shuangliang Eco-Energy Systems, Cl A*	4,200	9,596
Sichuan Road & Bridge, Cl A	11,700	23,511
Sieyuan Electric, Cl A	1,800	11,984
Suzhou Maxwell Technologies, Cl A	440	19,542
TBEA, Cl A	8,675	27,425
Titan Wind Energy Suzhou, Cl A	4,100	8,812
Wuxi Shangji Automation, Cl A	900	13,382
XCMG Construction Machinery, Cl A	27,248	27,497
Xiangtan Electric Manufacturing, Cl A*	3,000	8,995
Yangzijiang Shipbuilding Holdings	22,900	20,669
Zhefu Holding Group, Cl A	12,200	7,230
Zhejiang Expressway, Cl H	12,000	9,539
Zhejiang Weixing New Building Materials, Cl A	3,700	13,098
Zhuzhou CRRC Times Electric, Cl H	4,100	17,836
Zhuzhou Kibing Group, Cl A	6,000	9,113
Zoomlion Heavy Industry Science and Technology, Cl A	16,000	14,469
		993,422
Materials — 4.9%
Anhui Conch Cement, Cl H	9,500	32,918
Chengtun Mining Group, Cl A	7,200	5,997
China National Building Material, Cl H	29,000	23,791
China Northern Rare Earth Group High-Tech, Cl A	8,224	31,244
China Rare Earth Resources And Technology, Cl A*	2,300	11,310
China Resources Cement Holdings	20,000	9,809

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares MSCI One Belt One Road Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Materials (continued)
Henan Shenhuo Coal & Power, Cl A	5,100	$13,160
Huaxin Cement, Cl A	3,100	7,020
Jinduicheng Molybdenum, Cl A	6,100	10,357
Shenghe Resources Holding, Cl A	4,000	8,242
Tangshan Jidong Cement, Cl A	6,100	7,710
Western Mining, Cl A	5,500	10,147
Xiamen Tungsten, Cl A	3,300	9,793
Yintai Gold, Cl A	6,600	12,658
Youngy, Cl A	600	6,620
Yunnan Chihong Zinc & Germanium, Cl A	11,600	8,750
Yunnan Tin, Cl A	3,800	8,223
		217,749
Utilities — 15.8%
Beijing Enterprises Holdings	4,000	14,395
CECEP Solar Energy, Cl A	9,200	9,177
CECEP Wind-Power, Cl A	14,800	8,340
CGN Power, Cl H	81,000	19,399
China Gas Holdings	22,200	31,278
China Longyuan Power Group, Cl H	26,000	29,710
China National Nuclear Power, Cl A	42,300	39,360
China Power International Development	38,000	15,103
China Resources Gas Group	7,000	25,816
China Resources Power Holdings	14,635	31,172
China Three Gorges Renewables Group, Cl A	65,100	51,949
China Yangtze Power, Cl A	51,600	159,670
ENN Energy Holdings	6,000	82,243
ENN Natural Gas, Cl A	6,000	18,217
GD Power Development, Cl A*	40,500	22,410
Huadian Power International, Cl A	18,242	15,380
Huaneng Power International, Cl H*	31,000	16,270
Kunlun Energy	30,000	23,465
SDIC Power Holdings, Cl A	16,906	26,612
Shanghai Electric Power, Cl A	6,500	9,399
Shenergy, Cl A	11,419	9,744
Shenzhen Energy Group, Cl A	10,800	9,609
Sichuan Chuantou Energy, Cl A	8,384	16,140
Wintime Energy, Cl A*	50,800	11,392
Zhejiang Zheneng Electric Power, Cl A*	25,300	13,189
		709,439
TOTAL CHINA		2,140,870

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares MSCI One Belt One Road Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
HONG KONG — 0.2%
Industrials — 0.2%
Hutchison Port Holdings Trust, Cl U	45,900	$8,583
TOTAL HONG KONG		8,583

INDIA — 2.5%
Energy — 0.3%
Great Eastern Shipping	1,669	13,090

Industrials — 0.6%
AIA Engineering	785	27,730

Materials — 1.6%
Fine Organic Industries	143	7,494
PI Industries	1,397	51,510
Vinati Organics	464	10,210
		69,214
TOTAL INDIA		110,034

INDONESIA — 4.3%
Energy — 2.2%
Adaro Energy Indonesia	256,400	49,589
Bukit Asam	71,400	18,999
Indo Tambangraya Megah	7,200	18,919
Medco Energi Internasional	134,800	9,080
		96,587
Materials — 2.1%
Indah Kiat Pulp & Paper	48,600	24,309
Merdeka Copper Gold*	217,500	60,777
Pabrik Kertas Tjiwi Kimia	25,000	11,213
		96,299
TOTAL INDONESIA		192,886

ISRAEL — 5.1%
Industrials — 2.7%
Elbit Systems	485	82,031
ZIM Integrated Shipping Services	1,629	38,412
		120,443
Materials — 2.4%
ICL Group	12,809	85,840
Israel	73	23,881
		109,721
TOTAL ISRAEL		230,164

JORDAN — 0.3%
Financials — 0.3%
Arab Bank	1,854	12,382
TOTAL JORDAN		12,382

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares MSCI One Belt One Road Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
KAZAKHSTAN — 0.8%
Energy — 0.8%
NAC Kazatomprom JSC GDR	1,195	$35,252
TOTAL KAZAKHSTAN		35,252

KUWAIT — 8.4%
Financials — 8.4%
Kuwait Finance House	133,528	359,439
Kuwait Projects Holding*	37,515	15,038
TOTAL KUWAIT		374,477

MALAYSIA — 2.7%
Industrials — 1.2%
Malaysia Airports Holdings	12,200	18,774
Pentamaster	9,000	9,994
Sime Darby	48,500	23,632
		52,400
Materials — 1.5%
Petronas Chemicals Group	43,300	69,378
TOTAL MALAYSIA		121,778

PHILIPPINES — 3.2%
Industrials — 3.2%
Aboitiz Equity Ventures	30,610	27,251
International Container Terminal Services	18,330	71,951
JG Summit	52,402	46,171
TOTAL PHILIPPINES		145,373

POLAND — 1.6%
Materials — 1.6%
KGHM Polska Miedz	2,527	71,709
TOTAL POLAND		71,709

RUSSIA — 0.0%
Energy — 0.0%
Rosneft Oil PJSC(A)	33,666	—
Sovcomflot PJSC*(A)	9,110	—
Surgutneftegas PJSC(A)	143,400	—
		—
Materials — 0.0%
MMC Norilsk Nickel PJSC(A)	1,239	—
Polymetal International*(A)	7,154	—
Segezha Group PJSC(A)	78,500	—
		—
TOTAL RUSSIA		—

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares MSCI One Belt One Road Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
SINGAPORE — 9.8%
Financials — 6.1%
Oversea-Chinese Banking	29,512	$274,577

Industrials — 3.7%
Keppel	12,800	54,202
Sembcorp Marine*	248,114	22,207
Singapore Airlines	11,700	50,424
Singapore Technologies Engineering	13,600	37,438
		164,271
TOTAL SINGAPORE		438,848

SOUTH AFRICA — 5.0%
Materials — 5.0%
Anglo American Platinum	962	51,726
Impala Platinum Holdings	15,461	142,763
Kumba Iron Ore	1,203	30,491
TOTAL SOUTH AFRICA		224,980

THAILAND — 4.5%
Energy — 3.8%
PTT	184,100	169,591

Materials — 0.7%
Indorama Ventures*	31,100	31,377
TOTAL THAILAND		200,968

TURKEY — 2.5%
Industrials — 1.6%
Kontrolmatik Enerji Ve Muhendislik	1,334	9,868
Turk Hava Yollari AO*	9,993	61,692
		71,560
Materials — 0.9%
Sasa Polyester Sanayi*	8,029	41,996
TOTAL TURKEY		113,556

UNITED ARAB EMIRATES — 0.6%
Industrials — 0.6%
Air Arabia PJSC	48,174	27,809
TOTAL UNITED ARAB EMIRATES		27,809

TOTAL COMMON STOCK (Cost $5,435,115)		4,449,669

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares MSCI One Belt One Road Index ETF (continued)

	Shares	Value
PREFERRED STOCK — 0.0%
RUSSIA— 0.0%
Energy — 0.0%
Surgutneftegas PJSC(A)(B)	136,600	$—

TOTAL PREFERRED STOCK (Cost $74,846)		—

TOTAL INVESTMENTS — 99.2% (Cost $5,509,961)		4,449,669
OTHER ASSETS LESS LIABILITIES – 0.8%		35,564
NET ASSETS - 100%		$4,485,233

‡	Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.
*	Non-income producing security.
(A)	Level 3 security in accordance with fair value hierarchy.
(B)	Currently, no stated interest rate.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares MSCI One Belt One Road Index ETF (concluded)

The following summarizes the market value of the Fund’s investments used as of March 31, 2023, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3^		Total
Common Stock
China	$2,140,870	$—	$—		$2,140,870
Hong Kong	8,583	—	—		8,583
India	110,034	—	—		110,034
Indonesia	192,886	—	—		192,886
Israel	230,164	—	—		230,164
Jordan	12,382	—	—		12,382
Kazakhstan	35,252	—	—		35,252
Kuwait	374,477	—	—		374,477
Malaysia	121,778	—	—		121,778
Philippines	145,373	—	—		145,373
Poland	71,709	—	—		71,709
Russia
Energy	—	—	—	‡‡	—
Materials	—	—	—	‡‡	—
Singapore	438,848	—	—		438,848
South Africa	224,980	—	—		224,980
Thailand	200,968	—	—		200,968
Turkey	113,556	—	—		113,556
United Arab Emirates	27,809	—	—		27,809
Total Common Stock	4,449,669	—	—		4,449,669
Preferred Stock
Russia
Energy	—	—	—	‡‡	—
Total Preferred Stock	—	—	—		—
Total Investments in Securities	$4,449,669	$—	$—		$4,449,669

^	A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the end of the period in relation to net assets.
‡‡	Security or securities with a market value of $0.

Amounts designated as “—” are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares Emerging Markets Consumer Technology Index ETF

	Shares	Value
COMMON STOCK — 99.8%‡
BRAZIL — 10.9%
Consumer Discretionary — 3.7%
MercadoLibre*	850	$1,120,351

Financials — 4.6%
Cielo	239,100	228,713
Pagseguro Digital, Cl A*	26,049	223,240
StoneCo, Cl A*	25,304	241,400
XP, Cl A*	60,541	718,622
		1,411,975
Information Technology — 2.6%
TOTVS	144,400	801,993
TOTAL BRAZIL		3,334,319

CHINA — 40.8%
Communication Services — 14.5%
Baidu, Cl A*	58,514	1,108,419
JOYY ADR	7,607	237,186
Kuaishou Technology, Cl B*	107,800	830,134
NetEase	62,400	1,096,975
Tencent Holdings	23,675	1,163,551
		4,436,265
Consumer Discretionary — 18.9%
Alibaba Group Holding*	95,200	1,217,598
JD.com, Cl A	45,225	990,924
Meituan, Cl B*	63,798	1,166,242
PDD Holdings ADR*	11,472	870,725
Trip.com Group*	19,200	718,598

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares Emerging Markets Consumer Technology Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Consumer Discretionary (continued)
Vipshop Holdings ADR*	52,825	$801,883
		5,765,970
Consumer Staples — 4.9%
Alibaba Health Information Technology*	1,030,000	745,278
JD Health International*	102,350	761,437
		1,506,715
Real Estate — 2.5%
KE Holdings, Cl A*	121,500	748,352
TOTAL CHINA		12,457,302

EGYPT — 0.7%
Financials — 0.7%
E-Finance for Digital & Financial Investments	404,595	226,468
TOTAL EGYPT		226,468

INDIA — 8.5%
Consumer Discretionary — 5.2%
FSN E-Commerce Ventures*	421,118	636,680
MakeMyTrip*	9,001	220,254
Zomato*	1,167,735	724,661
		1,581,595
Financials — 3.3%
One 97 Communications*	100,695	780,246
PB Fintech*	31,754	246,861
		1,027,107
TOTAL INDIA		2,608,702

INDONESIA — 0.7%
Consumer Discretionary — 0.7%
Bukalapak.com*	13,594,500	224,845
TOTAL INDONESIA		224,845

JAPAN — 2.6%
Communication Services — 2.6%
Nexon	33,900	803,625
TOTAL JAPAN		803,625

MALAYSIA — 0.8%
Industrials — 0.8%
My EG Services	1,364,000	236,478
TOTAL MALAYSIA		236,478

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares Emerging Markets Consumer Technology Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
RUSSIA — 0.0%
Communication Services — 0.0%
VK GDR*(A)	49,503	$—
Yandex, Cl A*(A)	31,479	—
		—
Consumer Discretionary — 0.0%
Ozon Holdings PLC ADR*(A)	58,005	—

Industrials — 0.0%
HeadHunter Group PLC ADR*(A)	11,746	—
TOTAL RUSSIA		—

SINGAPORE — 3.8%
Communication Services — 3.8%
Sea ADR*	13,423	1,161,761
TOTAL SINGAPORE		1,161,761

SOUTH AFRICA — 3.7%
Consumer Discretionary — 3.7%
Naspers, Cl N	6,094	1,131,030
TOTAL SOUTH AFRICA		1,131,030

SOUTH KOREA — 21.6%
Communication Services — 18.1%
Kakao	16,454	772,239
Kakao Games*(B)	21,997	704,593
Krafton*	5,980	842,901
NAVER	4,796	744,165
NCSoft	2,409	687,440
Neowiz*	6,844	210,285
Netmarble*	16,866	858,944
Pearl Abyss*(B)	7,160	254,369
Studio Dragon*	3,862	208,548
Wemade(B)	6,090	234,834
		5,518,318
Consumer Discretionary — 2.9%
Coupang, Cl A*	55,021	880,336

Information Technology — 0.6%
Douzone Bizon	7,085	190,751
TOTAL SOUTH KOREA		6,589,405

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares Emerging Markets Consumer Technology Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
SWEDEN — 0.7%
Information Technology — 0.7%
Truecaller, Cl B*(B)	72,494	$213,017
TOTAL SWEDEN		213,017

TAIWAN — 2.8%
Consumer Discretionary — 2.8%
momo.com	29,000	860,071
TOTAL TAIWAN		860,071

THAILAND — 0.6%
Information Technology — 0.6%
Forth	209,800	196,333
TOTAL THAILAND		196,333

UNITED ARAB EMIRATES — 0.7%
Financials — 0.7%
Network International Holdings PLC*	70,629	213,781
TOTAL UNITED ARAB EMIRATES		213,781

URUGUAY — 0.9%
Financials — 0.9%
Dlocal, Cl A*	15,936	258,482
TOTAL URUGUAY		258,482

TOTAL COMMON STOCK (Cost $45,317,060)		30,515,619

SHORT-TERM INVESTMENT — 2.3%
Invesco Government & Agency Portfolio, Cl Institutional, 4.430%(C)(D)	696,591	696,591

TOTAL SHORT-TERM INVESTMENT (Cost $696,591)		696,591

TOTAL INVESTMENTS — 102.1% (Cost $46,013,651)		31,212,210
OTHER ASSETS LESS LIABILITIES – (2.1)%		(650,637)
NET ASSETS - 100%		$30,561,573

‡	Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.
*	Non-income producing security.
(A)	Level 3 security in accordance with fair value hierarchy.
(B)	This security or a partial position of this security is on loan at March 31, 2023. The total market value of securities on loan at March 31, 2023 was $632,846.
(C)	The rate shown is the 7-day effective yield as of March 31, 2023.
(D)	This security was purchased with cash collateral held from securities on loan. The total value of such security as of March 31, 2023 was $696,591.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares Emerging Markets Consumer Technology Index ETF (concluded)

The following summarizes the market value of the Fund’s investments used as of March 31, 2023, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3^		Total
Common Stock
Brazil	$3,334,319	$—	$—		$3,334,319
China	12,457,302	—	—		12,457,302
Egypt	226,468	—	—		226,468
India	2,608,702	—	—		2,608,702
Indonesia	224,845	—	—		224,845
Japan	803,625	—	—		803,625
Malaysia	236,478	—	—		236,478
Russia
Communication Services	—	—	—	‡‡	—
Consumer Discretionary	—	—	—	‡‡	—
Industrials	—	—	—	‡‡	—
Singapore	1,161,761	—	—		1,161,761
South Africa	1,131,030	—	—		1,131,030
South Korea	6,589,405	—	—		6,589,405
Sweden	213,017	—	—		213,017
Taiwan	860,071	—	—		860,071
Thailand	196,333	—	—		196,333
United Arab Emirates	213,781	—	—		213,781
Uruguay	258,482	—	—		258,482
Total Common Stock	30,515,619	—	—		30,515,619
Short-Term Investment	696,591	—	—		696,591
Total Investments in Securities	$31,212,210	$—	$—		$31,212,210

^	A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the end of the period in relation to net assets.
‡‡	Security or securities with a market value of $0.

Amounts designated as “—” are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares MSCI China Clean Technology Index ETF

	Shares	Value
COMMON STOCK — 100.0%‡
CHINA — 97.3%
Consumer Discretionary — 39.8%
BYD, Cl A	33,900	$1,263,827
BYD, Cl H	259,000	7,581,985
Li Auto, Cl A*	685,900	8,562,882
NIO ADR*	863,565	9,076,068
Tianneng Power International	1,159,885	1,372,663
XPeng, Cl A*	927,000	5,166,434
Yadea Group Holdings	1,964,694	5,068,192
		38,092,051
Industrials — 28.5%
Beijing Easpring Material Technology, Cl A	50,700	424,660
China Conch Venture Holdings	2,227,000	3,886,636
China Everbright Environment Group	6,324,216	2,714,999
Contemporary Amperex Technology, Cl A	137,750	8,144,888
CT Environmental Group*(A)	329,000	—
Dajin Heavy Industry, Cl A	66,600	341,665
Dynagreen Environmental Protection Group, Cl H	648,000	219,579
Emeren Group ADR*	53,968	240,158
Ginlong Technologies, Cl A*	39,150	761,530
GoodWe Technologies, Cl A	12,034	507,221
Gotion High-tech, Cl A	179,100	777,448
Ming Yang Smart Energy Group, Cl A	227,100	744,400
Pylon Technologies, Cl A	17,380	621,320
Riyue Heavy Industry, Cl A	104,000	336,808
Sungrow Power Supply, Cl A	148,800	2,272,096
Titan Wind Energy Suzhou, Cl A	179,109	384,962
Xinjiang Goldwind Science & Technology, Cl A	346,135	556,453
Zhejiang Weiming Environment Protection, Cl A	171,100	454,452

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares MSCI China Clean Technology Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Industrials (continued)
Zhuzhou CRRC Times Electric, Cl H	888,500	$3,865,283
		27,254,558
Information Technology — 16.7%
China Railway Signal & Communication, Cl A	717,532	566,310
Chindata Group Holdings ADR*	220,394	1,540,554
Hengdian Group DMEGC Magnetics, Cl A	157,500	471,539
JA Solar Technology, Cl A	225,620	1,883,863
Kingsoft Cloud Holdings ADR*	181,675	1,615,091
LONGi Green Energy Technology, Cl A	686,946	4,042,272
Shanghai Aiko Solar Energy, Cl A*	128,300	618,586
Tuya ADR*	344,452	651,014
Xinyi Solar Holdings	3,845,588	4,609,836
		15,999,065
Real Estate — 2.0%
China Evergrande Group*(A)	7,881,000	382,458
Guangzhou R&F Properties, Cl H*	2,859,600	615,637
Shimao Group Holdings*(A)	2,540,500	325,484
SOHO China*	3,470,000	579,074
		1,902,653
Utilities — 10.3%
Beijing Enterprises Water Group	6,642,500	1,658,520
CECEP Solar Energy, Cl A	390,700	389,716
CECEP Wind-Power, Cl A	652,800	367,879
China Datang Renewable Power, Cl H	3,769,000	1,349,167
China Everbright Greentech	982,000	201,405
China Longyuan Power Group, Cl H	3,133,800	3,580,938
China Three Gorges Renewables Group, Cl A	2,857,800	2,280,480
		9,828,105
TOTAL CHINA		93,076,432

HONG KONG — 2.7%
Industrials — 0.2%
China High Speed Transmission Equipment Group*	640,000	238,881

Real Estate — 1.1%
Yuexiu Real Estate Investment Trust†	3,961,000	1,009,178

Utilities — 1.4%
Canvest Environmental Protection Group	837,000	387,048
Concord New Energy Group	10,460,000	932,745
		1,319,793
TOTAL HONG KONG		2,567,852

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares MSCI China Clean Technology Index ETF (concluded)

	Shares	Value
COMMON STOCK (continued)
Utilities (continued)
TOTAL COMMON STOCK (Cost $125,747,403)		$95,644,284

TOTAL INVESTMENTS — 100.0% (Cost $125,747,403)		95,644,284
OTHER ASSETS LESS LIABILITIES – 0.0%		(33,743)
NET ASSETS - 100%		$95,610,541

‡	Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.
*	Non-income producing security.
†	Real Estate Investment Trust
(A)	Level 3 security in accordance with fair value hierarchy.

The following summarizes the market value of the Fund’s investments used as of March 31, 2023, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3^		Total
Common Stock
China
Consumer Discretionary	$38,092,051	$—	$—		$38,092,051
Industrials	27,254,558	—	—	‡‡	27,254,558
Information Technology	15,999,065	—	—		15,999,065
Real Estate	1,194,711	—	707,942		1,902,653
Utilities	9,828,105	—	—		9,828,105
Hong Kong	2,567,852	—	—		2,567,852
Total Common Stock	94,936,342	—	707,942		95,644,284
Total Investments in Securities	$94,936,342	$—	$707,942		$95,644,284

^	A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the end of the period in relation to net assets.
‡‡	Security or securities with a market value of $0.

Amounts designated as “—” are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares Electric Vehicles and Future Mobility Index ETF

	Shares	Value
COMMON STOCK — 94.4%‡
AUSTRALIA — 8.3%
Materials — 8.3%
Allkem*	380,537	$3,027,801
IGO	473,429	4,049,112
Lynas Rare Earths*	580,137	2,463,394
Mineral Resources	33,203	1,792,142
Pilbara Minerals	1,495,031	3,945,122
TOTAL AUSTRALIA		15,277,571

BELGIUM — 2.4%
Materials — 2.4%
Umicore	130,650	4,430,089
TOTAL BELGIUM		4,430,089

CANADA — 3.7%
Industrials — 2.9%
Ballard Power Systems*(A)	150,931	840,891
Magna International	86,954	4,651,125
		5,492,016
Materials — 0.8%
Lithium Americas*(A)	65,729	1,427,888
TOTAL CANADA		6,919,904

CHINA — 32.5%
Consumer Discretionary — 15.7%
BYD, Cl A	193,000	7,195,238
Geely Automobile Holdings	3,222,000	4,145,530
Guangzhou Automobile Group, Cl H	1,724,000	1,087,115
Li Auto, Cl A*	400,700	5,002,401
NIO ADR*	476,826	5,011,441

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares Electric Vehicles and Future Mobility Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Consumer Discretionary (continued)
Shenzhen Kedali Industry, Cl A	40,736	$766,933
XPeng, Cl A*	712,700	3,972,080
Yadea Group Holdings	716,000	1,847,018
		29,027,756
Industrials — 8.0%
Beijing Easpring Material Technology, Cl A	91,300	764,722
China Baoan Group, Cl A	459,107	760,131
Contemporary Amperex Technology, Cl A	120,289	7,112,453
Eve Energy, Cl A	365,360	3,708,239
Gotion High-tech, Cl A	319,189	1,385,555
Guangzhou Great Power Energy & Technology, Cl A	81,200	673,859
Qingdao TGOOD Electric, Cl A	187,600	482,160
		14,887,119
Materials — 8.8%
Chengxin Lithium Group, Cl A	163,500	822,107
CMOC Group, Cl A	3,144,500	2,742,789
Ganfeng Lithium Group, Cl A	288,858	2,795,914
GEM, Cl A	917,540	998,067
Guangzhou Tinci Materials Technology, Cl A	344,294	2,103,676
Ningbo Shanshan, Cl A	407,100	1,021,411
Shanghai Putailai New Energy Technology, Cl A	247,862	1,801,406
Tianqi Lithium, Cl H	64,200	432,228
Xiamen Tungsten, Cl A	253,451	752,163
Youngy, Cl A	46,600	514,159
Zhejiang Huayou Cobalt, Cl A	287,263	2,300,682
		16,284,602
TOTAL CHINA		60,199,477

GERMANY — 3.2%
Consumer Discretionary — 2.1%
Mercedes-Benz Group	25,419	1,954,692
Volkswagen	10,984	1,885,501
		3,840,193
Information Technology — 1.1%
Infineon Technologies	51,306	2,100,334
TOTAL GERMANY		5,940,527

INDONESIA — 0.7%
Materials — 0.7%
Aneka Tambang	5,316,900	741,093
Vale Indonesia*	1,329,700	589,717
TOTAL INDONESIA		1,330,810

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares Electric Vehicles and Future Mobility Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
JAPAN — 8.5%
Consumer Discretionary — 4.2%
Panasonic Holdings	869,600	$7,723,099

Industrials — 4.2%
Nidec	150,200	7,724,991

Materials — 0.1%
W-Scope*	31,100	293,030
TOTAL JAPAN		15,741,120

NETHERLANDS — 0.6%
Industrials — 0.6%
Alfen Beheer BV*	13,946	1,107,886
TOTAL NETHERLANDS		1,107,886

SOUTH KOREA — 12.3%
Industrials — 5.7%
Ecopro	31,596	5,448,632
LG Energy Solution*	11,520	5,167,784
		10,616,416
Information Technology — 6.2%
L&F	15,411	3,711,141
Samsung SDI	13,631	7,695,806
		11,406,947
Materials — 0.4%
SK IE Technology*(A)	11,552	631,795
TOTAL SOUTH KOREA		22,655,158

SWEDEN — 0.7%
Consumer Discretionary — 0.7%
Volvo Car, Cl B*	313,222	1,365,157
TOTAL SWEDEN		1,365,157

UNITED STATES — 21.5%
Consumer Discretionary — 12.6%
Aptiv*	63,684	7,144,708
Ford Motor	150,893	1,901,252
Lucid Group*(A)	351,119	2,822,997
Rivian Automotive, Cl A*	237,745	3,680,293
Tesla*	37,166	7,710,458
		23,259,708
Industrials — 3.2%
Blink Charging*(A)	27,343	236,517

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares Electric Vehicles and Future Mobility Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Industrials (continued)
ChargePoint Holdings*(A)	180,966	$1,894,714
Nikola*(A)	242,001	292,821
Plug Power*(A)	293,396	3,438,601
		5,862,653
Information Technology — 0.9%
SolarEdge Technologies*	5,675	1,724,916

Materials — 4.8%
Albemarle	29,199	6,454,147
Livent*	113,829	2,472,366
		8,926,513
TOTAL UNITED STATES		39,773,790

TOTAL COMMON STOCK (Cost $216,111,084)		174,741,489

PREFERRED STOCK — 5.0%
CHILE— 2.3%
Materials — 2.3%
Sociedad Quimica y Minera de Chile(B)	53,737	4,336,425

GERMANY— 2.7%
Consumer Discretionary — 2.7%
Dr Ing hc F Porsche*(B)	39,415	5,053,040

TOTAL PREFERRED STOCK (Cost $8,818,572)		9,389,465

SHORT-TERM INVESTMENT — 4.6%
Invesco Government & Agency Portfolio, Cl Institutional, 4.430%(C)(D)	8,431,059	8,431,059

TOTAL SHORT-TERM INVESTMENT (Cost $8,431,059)		8,431,059

TOTAL INVESTMENTS — 104.0% (Cost $233,360,715)		192,562,013
OTHER ASSETS LESS LIABILITIES – (4.0)%		(7,456,273)
NET ASSETS - 100%		$185,105,740

‡	Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.
*	Non-income producing security.
(A)	This security or a partial position of this security is on loan at March 31, 2023. The total market value of securities on loan at March 31, 2023 was $8,113,787.
(B)	Currently, no stated interest rate.
(C)	The rate shown is the 7-day effective yield as of March 31, 2023.
(D)	This security was purchased with cash collateral held from securities on loan. The total value of such security as of March 31, 2023 was $8,431,059.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares Electric Vehicles and Future Mobility Index ETF (concluded)

As of March 31, 2023, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares MSCI All China Health Care Index ETF

	Shares	Value
COMMON STOCK — 100.0%‡
CHINA — 96.6%
Health Care — 96.6%
3SBio	568,000	$565,833
Aier Eye Hospital Group, Cl A	811,137	3,669,860
Akeso*	181,000	931,522
Apeloa Pharmaceutical, Cl A	136,892	424,592
Asymchem Laboratories Tianjin, Cl A	39,024	757,663
Autobio Diagnostics, Cl A	62,530	554,887
BeiGene*	237,018	3,907,048
Beijing Tiantan Biological Products, Cl A	186,942	675,650
Beijing Tongrentang, Cl A	153,890	1,235,638
Beijing Wantai Biological Pharmacy Enterprise, Cl A	68,530	1,159,081
Betta Pharmaceuticals, Cl A	47,063	402,694
BGI Genomics, Cl A	47,127	473,514
Bloomage Biotechnology, Cl A	55,945	923,822
Changchun High & New Technology Industry Group, Cl A	45,608	1,084,529
China Medical System Holdings	511,000	807,190
China Meheco, Cl A	168,000	335,643
China National Medicines, Cl A	84,455	458,106
China Resources Pharmaceutical Group	604,000	478,586
China Resources Sanjiu Medical & Pharmaceutical, Cl A	110,990	928,513
China Traditional Chinese Medicine Holdings	1,068,000	559,173
Chongqing Zhifei Biological Products, Cl A	181,749	2,168,348
CSPC Pharmaceutical Group	3,428,889	3,372,126
Daan Gene, Cl A	157,947	370,528
Dong-E-E-Jiao, Cl A	74,640	575,943
Genscript Biotech*	444,000	950,223
Guangzhou Baiyunshan Pharmaceutical Holdings, Cl A	157,740	759,839
Guangzhou Kingmed Diagnostics Group, Cl A	51,399	659,393
Hangzhou Tigermed Consulting, Cl A	42,350	590,235
Hangzhou Tigermed Consulting, Cl H	46,400	435,631
Hansoh Pharmaceutical Group	450,000	781,916
Huadong Medicine, Cl A	197,641	1,333,666
Hualan Biological Engineering, Cl A	208,047	661,347
Hubei Jumpcan Pharmaceutical, Cl A	106,300	440,846
Humanwell Healthcare Group, Cl A	184,300	718,704
Hygeia Healthcare Holdings*	127,600	907,022
Imeik Technology Development, Cl A	24,200	1,969,005

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares MSCI All China Health Care Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Health Care (continued)
Innovent Biologics*	409,500	$1,833,633
iRay Technology, Cl A	8,164	430,152
Jafron Biomedical, Cl A	91,390	403,898
Jiangsu Hengrui Pharmaceuticals, Cl A	716,928	4,470,295
Jiangsu Yuyue Medical Equipment & Supply, Cl A	114,910	532,776
Joincare Pharmaceutical Group Industry, Cl A	210,545	403,780
Joinn Laboratories China, Cl A	51,324	391,322
Jointown Pharmaceutical Group, Cl A	210,606	458,180
Lepu Medical Technology Beijing, Cl A	202,800	684,534
Livzon Pharmaceutical Group, Cl A	70,059	381,344
Meinian Onehealth Healthcare Holdings, Cl A*	434,683	475,998
Microport Scientific*	242,300	569,794
Nanjing King-Friend Biochemical Pharmaceutical, Cl A	186,484	442,631
Ovctek China, Cl A	102,293	493,344
Pharmaron Beijing, Cl A	112,050	799,017
Pharmaron Beijing, Cl H	75,300	316,070
Porton Pharma Solutions, Cl A	62,100	335,399
Shandong Buchang Pharmaceuticals, Cl A	125,583	362,816
Shandong Weigao Group Medical Polymer, Cl H	983,200	1,570,625
Shanghai Fosun Pharmaceutical Group, Cl A	240,829	1,135,883
Shanghai Fosun Pharmaceutical Group, Cl H	189,500	538,328
Shanghai Junshi Biosciences, Cl A*	87,220	610,145
Shanghai Medicilon, Cl A	10,150	230,626
Shanghai Pharmaceuticals Holding, Cl A	311,794	924,853
Shanghai Pharmaceuticals Holding, Cl H	295,500	551,102
Shanghai RAAS Blood Products, Cl A	765,234	716,505
Shenzhen Kangtai Biological Products, Cl A	127,577	587,790
Shenzhen Mindray Bio-Medical Electronics, Cl A	137,255	6,230,069
Shenzhen New Industries Biomedical Engineering, Cl A	88,200	785,635
Shenzhen Salubris Pharmaceuticals, Cl A	125,365	645,510
Shijiazhuang Yiling Pharmaceutical, Cl A	191,450	811,543
Sichuan Kelun Pharmaceutical, Cl A	158,715	656,835
Sinopharm Group, Cl H	515,200	1,558,736
Tonghua Dongbao Pharmaceutical, Cl A	226,991	391,358
Topchoice Medical, Cl A*	38,441	723,669
Walvax Biotechnology, Cl A	183,000	919,090
WuXi AppTec, Cl A	290,620	3,364,392
WuXi AppTec, Cl H	134,784	1,411,378
Wuxi Biologics Cayman*	1,337,135	8,278,366
Yunnan Baiyao Group, Cl A	203,723	1,622,712
Zai Lab ADR*	32,708	1,087,868
Zhangzhou Pientzehuang Pharmaceutical, Cl A	67,934	2,813,197
Zhejiang Huahai Pharmaceutical, Cl A	167,872	493,058
Zhejiang Jiuzhou Pharmaceutical, Cl A	101,200	490,431
Zhejiang NHU, Cl A	353,730	924,591

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares MSCI All China Health Care Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Health Care (continued)
Zhejiang Wolwo Bio-Pharmaceutical, Cl A	59,136	$409,895
TOTAL CHINA		91,297,489

HONG KONG — 2.3%
Health Care — 2.3%
Sino Biopharmaceutical	3,916,750	2,195,390
TOTAL HONG KONG		2,195,390

UNITED STATES — 1.1%
Health Care — 1.1%
Legend Biotech ADR*	21,431	1,033,403
TOTAL UNITED STATES		1,033,403

TOTAL COMMON STOCK (Cost $112,170,471)		94,526,282

RIGHT — 0.0%
CHINA — 0.0%
Health Care — 0.0%
Kangmei Pharma‡‡*(A)	118,157	—
TOTAL CHINA		—

TOTAL RIGHT (Cost $–)		—

TOTAL INVESTMENTS — 100.0% (Cost $112,170,471)		94,526,282
OTHER ASSETS LESS LIABILITIES – 0.0%		(34,242)
NET ASSETS - 100%		$94,492,040

‡	Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.
*	Non-income producing security.
(A)	Level 3 security in accordance with fair value hierarchy.
‡‡	Expiration date not available.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares MSCI All China Health Care Index ETF (concluded)

The following summarizes the market value of the Fund’s investments used as of March 31, 2023, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3^		Total
Common Stock
China	$91,297,489	$—	$—		$91,297,489
Hong Kong	2,195,390	—	—		2,195,390
United States	1,033,403	—	—		1,033,403
Total Common Stock	94,526,282	—	—		94,526,282
Right	—	—	—	‡‡	—
Total Investments in Securities	$94,526,282	$—	$—		$94,526,282

^	A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the end of the period in relation to net assets.
‡‡	Security or securities with a market value of $0.

Amounts designated as “—” are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares Asia Pacific High Income Bond ETF

	Face Amount	Value
CORPORATE OBLIGATIONS — 94.1%
AUSTRALIA — 0.9%
Real Estate — 0.9%
Scentre Group Trust 2
4.750%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.379%, 09/24/2080(A)	$200,000	$180,055

CHINA — 33.1%
Consumer Discretionary — 4.2%
Fortune Star BVI
6.750%, 07/02/2023	300,000	290,910
Golden Eagle Retail Group
4.625%, 05/21/2023	200,000	197,506
Health & Happiness H&H International Holdings
5.625%, 10/24/2024	400,000	351,700
		840,116
Financials — 2.5%
Huarong Finance II, MTN
5.000%, 11/19/2025	200,000	172,775
ZhongAn Online P&C Insurance
3.125%, 07/16/2025	400,000	337,646
		510,421
Materials — 3.2%
China Hongqiao Group
7.375%, 05/02/2023	400,000	399,440
6.250%, 06/08/2024	250,000	240,445
		639,885

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares Asia Pacific High Income Bond ETF (continued)

	Face Amount	Value
CORPORATE OBLIGATIONS (continued)
Real Estate — 23.2%
Country Garden Holdings
8.000%, 01/27/2024	$250,000	$216,425
6.150%, 09/17/2025	250,000	159,829
5.625%, 12/15/2026	200,000	113,853
5.125%, 01/17/2025	270,000	173,953
Gemdale Ever Prosperity Investment, MTN
4.950%, 08/12/2024	200,000	183,150
Greentown China Holdings
5.650%, 07/13/2025	200,000	184,100
4.700%, 04/29/2025	200,000	182,350
Hopson Development Holdings
7.000%, 05/18/2024	300,000	259,284
New Metro Global
6.800%, 08/05/2023	200,000	186,100
4.800%, 12/15/2024	200,000	143,800
4.500%, 05/02/2026	200,000	125,838
RKPF Overseas 2019 A
6.700%, 09/30/2024	200,000	183,966
6.000%, 09/04/2025	250,000	197,323
RKPF Overseas 2019 E
7.750%, US Treas Yield Curve Rate T Note Const Mat 5 Yr+ 6.003%‡ (A)	200,000	122,187
RKPF Overseas 2020 A
5.200%, 01/12/2026	200,000	142,505
Seazen Group
6.150%, 04/15/2023	200,000	195,190
6.000%, 08/12/2024	200,000	150,200
4.450%, 07/13/2025	200,000	130,046
Shui On Development Holding
6.150%, 08/24/2024	200,000	179,900
5.750%, 11/12/2023	500,000	488,600
5.500%, 06/29/2026	200,000	152,090
Wanda Properties Overseas
6.875%, 07/23/2023	200,000	190,100
Yanlord Land HK
6.800%, 02/27/2024	431,000	417,398
5.125%, 05/20/2026	200,000	166,002
		4,644,189
TOTAL CHINA		6,634,611

HONG KONG — 16.1%
Communication Services — 1.7%
HKT Capital No. 6
3.000%, 01/18/2032	400,000	339,376

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares Asia Pacific High Income Bond ETF (continued)

	Face Amount	Value
CORPORATE OBLIGATIONS (continued)
Consumer Discretionary — 6.8%
Li & Fung, MTN
5.000%, 08/18/2025	$250,000	$232,625
LS Finance 2025
4.500%, 06/26/2025	400,000	343,120
Melco Resorts Finance
5.625%, 07/17/2027	200,000	176,000
5.250%, 04/26/2026	200,000	180,250
4.875%, 06/06/2025	450,000	423,225
		1,355,220
Financials — 2.1%
Bank of East Asia, MTN
6.750%, US Treas Yield Curve Rate T Note Const Mat 1 Yr+ 2.100%, 03/15/2027	250,000	248,368
FWD Group
6.375%, US Treas Yield Curve Rate T Note Const Mat 5 Yr+ 4.876%‡ (A)	200,000	183,600
		431,968
Health Care — 0.9%
PCGI Intermediate, MTN
4.750%, 10/28/2024	200,000	189,600

Industrials — 2.8%
Celestial Dynasty
4.250%, 06/27/2029	200,000	173,400
Celestial Miles
5.750%, US Treas Yield Curve Rate T Note Const Mat 5 Yr+ 8.205%‡ (A)	400,000	391,480
		564,880
Real Estate — 1.8%
NWD, MTN
4.500%, 05/19/2030	200,000	167,169
NWD Finance BVI
6.150%, US Treas Yield Curve Rate T Note Const Mat 3 Yr+ 6.201%‡	200,000	185,000
		352,169
TOTAL HONG KONG		3,233,213

INDIA — 15.1%
Energy — 6.2%
Clean Renewable Power Mauritius Pte
4.250%, 03/25/2027	186,000	160,905
Continuum Energy Levanter Pte
4.500%, 02/09/2027	186,000	163,785
Greenko Solar Mauritius
5.550%, 01/29/2025	400,000	383,000

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares Asia Pacific High Income Bond ETF (continued)

	Face Amount	Value
CORPORATE OBLIGATIONS (continued)
Energy (continued)
HPCL-Mittal Energy
5.250%, 04/28/2027	$400,000	$375,000
ReNew Wind Energy AP2
4.500%, 07/14/2028	200,000	167,941
		1,250,631
Financials — 1.4%
Shriram Finance, MTN
4.150%, 07/18/2025	300,000	276,750

Industrials — 5.6%
India Airport Infrastructure
6.250%, 10/25/2025	250,000	236,109
JSW Steel
5.050%, 04/05/2032	200,000	163,682
Magnum Holdings
5.375%, 10/31/2026	400,000	350,282
Periama Holdings
5.950%, 04/19/2026	400,000	377,224
		1,127,297
Materials — 1.9%
Vedanta Resources
7.125%, 05/31/2023	200,000	185,831
Vedanta Resources Finance II
8.000%, 04/23/2023	200,000	190,500
		376,331
TOTAL INDIA		3,031,009

INDONESIA — 6.1%
Energy — 3.7%
Medco Bell Pte
6.375%, 01/30/2027	600,000	540,400
Saka Energi Indonesia
4.450%, 05/05/2024	200,000	190,624
		731,024
Financials — 1.6%
Bank Negara Indonesia Persero
4.300%, US Treas Yield Curve Rate T Note Const Mat 5 Yr+ 3.466%‡ (A)	400,000	324,200

Industrials — 0.8%
Japfa Comfeed Indonesia
5.375%, 03/23/2026	200,000	167,760
TOTAL INDONESIA		1,222,984

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares Asia Pacific High Income Bond ETF (continued)

	Face Amount	Value
CORPORATE OBLIGATIONS (continued)
JAPAN — 1.0%
Communication Services — 1.0%
SoftBank Group
5.500%, 04/20/2023	$200,000	$199,020

MACAU — 11.8%
Consumer Discretionary — 11.8%
Champion Path Holdings
4.500%, 01/27/2026	200,000	176,000
MGM China Holdings
5.875%, 05/15/2026	200,000	188,260
5.375%, 05/15/2024	200,000	195,307
5.250%, 06/18/2025	200,000	189,499
4.750%, 02/01/2027	200,000	179,142
Sands China
5.625%, 08/08/2025	300,000	292,007
4.875%, 06/18/2030	200,000	176,942
Studio City
7.000%, 02/15/2027	200,000	188,677
Studio City Finance
6.500%, 01/15/2028	200,000	168,302
6.000%, 07/15/2025	250,000	229,075
Wynn Macau
5.500%, 10/01/2027	200,000	174,512
5.125%, 12/15/2029	250,000	204,750
		2,362,473
TOTAL MACAU		2,362,473

MALAYSIA — 0.8%
Energy — 0.8%
Petronas Capital, MTN
2.480%, 01/28/2032	200,000	170,007

PHILIPPINES — 2.8%
Energy — 1.9%
Petron
4.600%, US Treas Yield Curve Rate T Note Const Mat 5 Yr+ 4.769%‡ (A)	400,000	380,680

Financials — 0.9%
Rizal Commercial Banking
6.500%, US Treas Yield Curve Rate T Note Const Mat 5 Yr+ 6.236%‡ (A)	200,000	175,942
TOTAL PHILIPPINES		556,622

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares Asia Pacific High Income Bond ETF (concluded)

	Face Amount	Value
CORPORATE OBLIGATIONS (continued)
SOUTH KOREA — 0.9%
Financials — 0.9%
Kookmin Bank, MTN
4.350%, US Treas Yield Curve Rate T Note Const Mat 5 Yr+ 2.639%‡ (A)	$200,000	$189,305

THAILAND — 4.4%
Financials — 4.4%
Kasikornbank, MTN
5.275%, US Treas Yield Curve Rate T Note Const Mat 5 Yr+ 4.940%‡ (A)	200,000	182,624
4.000%, US Treas Yield Curve Rate T Note Const Mat 5 Yr+ 3.337%‡ (A)	400,000	331,200
Krung Thai Bank
4.400%, US Treas Yield Curve Rate T Note Const Mat 5 Yr+ 3.530%‡ (A)	200,000	176,060
TMBThanachart Bank, MTN
4.900%, US Treas Yield Curve Rate T Note Const Mat 5 Yr+ 3.256%‡ (A)	200,000	183,048
		872,932
TOTAL THAILAND		872,932

VIETNAM — 1.1%
Energy — 1.1%
Mong Duong Finance Holdings BV
5.125%, 05/07/2029	250,000	211,184

TOTAL CORPORATE OBLIGATIONS (Cost $19,252,157)		18,863,415

TOTAL INVESTMENTS — 94.1% (Cost $19,252,157)		18,863,415
OTHER ASSETS LESS LIABILITIES – 5.9%		1,181,858
NET ASSETS - 100%		$20,045,273

‡	Perpetual security with no stated maturity date.
(A)	Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates for certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

As of March 31, 2023, all of the Fund’s investments were considered Level 2 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares Emerging Markets Healthcare Index ETF

	Shares	Value
COMMON STOCK — 100.0%‡
BRAZIL — 5.4%
Health Care — 5.4%
Blau Farmaceutica	1,000	$4,753
Fleury	2,200	6,300
Hapvida Participacoes e Investimentos*	49,404	25,529
Hypera	3,600	26,768
Rede D’Or Sao Luiz	11,800	49,432
TOTAL BRAZIL		112,782

CHINA — 44.6%
Consumer Staples — 2.3%
JD Health International*	6,400	47,613

Health Care — 42.3%
3SBio	5,500	5,479
Aier Eye Hospital Group, Cl A	17,096	77,348
AK Medical Holdings	2,000	2,334
Akeso*	2,000	10,293
Angelalign Technology	400	5,946
Beijing Tongrentang, Cl A	3,400	27,300
CanSino Biologics, Cl H	200	1,070
Changchun High & New Technology Industry Group, Cl A	1,000	23,779
China Evergrande New Energy Vehicle Group*(A)	16,000	1,504
China Medical System Holdings	6,000	9,478
China Resources Sanjiu Medical & Pharmaceutical, Cl A	2,300	19,241
Chongqing Zhifei Biological Products, Cl A	4,113	49,070
CSPC Pharmaceutical Group	28,000	27,537
Genscript Biotech*	4,000	8,561
Hansoh Pharmaceutical Group	14,000	24,326
Huadong Medicine, Cl A	4,340	29,286
Hygeia Healthcare Holdings	1,200	8,530
InnoCare Pharma*	4,000	4,265
Innovent Biologics*	3,500	15,672
Jiangsu Hengrui Pharmaceuticals, Cl A	16,259	101,381
Jinxin Fertility Group	5,000	3,350

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares Emerging Markets Healthcare Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Health Care (continued)
Lepu Medical Technology Beijing, Cl A	4,200	$14,177
Lifetech Scientific*	10,000	3,554
Luye Pharma Group*	8,000	3,710
Microport Scientific*	4,000	9,406
New Horizon Health*	1,000	3,465
Remegen, Cl H*	500	2,666
Shandong Weigao Group Medical Polymer, Cl H	10,800	17,253
Shanghai Fosun Pharmaceutical Group, Cl H	1,500	4,261
Shanghai Pharmaceuticals Holding, Cl H	2,200	4,103
Shenzhen Mindray Bio-Medical Electronics, Cl A	2,200	99,859
Shenzhen New Industries Biomedical Engineering, Cl A	2,100	18,706
Shenzhen Salubris Pharmaceuticals, Cl A	2,700	13,902
Shijiazhuang Yiling Pharmaceutical, Cl A	4,000	16,956
Simcere Pharmaceutical Group	7,000	7,357
Sinopharm Group, Cl H	3,200	9,682
Topchoice Medical, Cl A*	700	13,178
Walvax Biotechnology, Cl A	3,800	19,085
WuXi AppTec, Cl H	858	8,984
Wuxi Biologics Cayman*	9,281	57,460
Yunnan Baiyao Group, Cl A	1,980	15,771
Zai Lab*	2,000	6,637
Zhangzhou Pientzehuang Pharmaceutical, Cl A	1,500	62,116
Zhejiang NHU, Cl A	7,524	19,666
		887,704
TOTAL CHINA		935,317

HUNGARY — 1.0%
Health Care — 1.0%
Richter Gedeon Nyrt	1,042	21,802
TOTAL HUNGARY		21,802

INDIA — 12.7%
Health Care — 12.7%
Apollo Hospitals Enterprise	739	38,764
Divi’s Laboratories	1,431	49,161
Dr Reddy’s Laboratories	927	52,144
Max Healthcare Institute*	5,580	29,950
Sun Pharmaceutical Industries	8,025	95,998
TOTAL INDIA		266,017

INDONESIA — 3.1%
Consumer Staples — 0.4%
Industri Jamu Dan Farmasi Sido Muncul	154,300	8,953

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares Emerging Markets Healthcare Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Health Care — 2.7%
Kalbe Farma	245,600	$34,397
Metro Healthcare Indonesia TBK*	186,700	6,151
Mitra Keluarga Karyasehat	80,400	15,710
		56,258
TOTAL INDONESIA		65,211

MALAYSIA — 3.3%
Health Care — 3.3%
IHH Healthcare	47,500	61,898
Top Glove*	38,400	8,180
TOTAL MALAYSIA		70,078

SOUTH AFRICA — 1.9%
Health Care — 1.9%
Aspen Pharmacare Holdings	2,343	24,190
Life Healthcare Group Holdings	8,299	9,023
Netcare	8,325	6,949
TOTAL SOUTH AFRICA		40,162

SOUTH KOREA — 16.0%
Health Care — 16.0%
Alteogen*	245	7,462
Celltrion	734	84,412
Celltrion Healthcare	874	40,393
Celltrion Pharm*	197	12,561
Daewoong Pharmaceutical	59	4,768
Green Cross	54	5,065
Hanmi Pharm	64	12,492
Hanmi Science	367	10,986
Hugel*	66	6,484
Samsung Biologics*	147	88,978
Seegene	243	4,629
SK Biopharmaceuticals*	345	16,775
SK Bioscience*	348	19,273
ST Pharm	96	5,457
Yuhan	392	15,227
TOTAL SOUTH KOREA		334,962

THAILAND — 6.2%
Health Care — 6.2%
Bangkok Chain Hospital	12,100	7,219
Bangkok Dusit Medical Services, Cl F	80,600	69,534
Bumrungrad Hospital	4,000	26,437
Chularat Hospital, Cl F	54,100	5,727
Mega Lifesciences	3,700	4,517

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares Emerging Markets Healthcare Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Health Care (continued)
Ramkhamhaeng Hospital	5,400	$8,409
Thonburi Healthcare Group	3,600	7,159
TOTAL THAILAND		129,002

UNITED ARAB EMIRATES — 4.8%
Industrials — 4.8%
International Holding PJSC*	922	99,418
TOTAL UNITED ARAB EMIRATES		99,418

UNITED STATES — 1.0%
Health Care — 1.0%
Legend Biotech ADR*	425	20,493
TOTAL UNITED STATES		20,493

TOTAL COMMON STOCK (Cost $2,894,498)		2,095,244

RIGHT — 0.0%
CHINA — 0.0%
Health Care — 0.0%
Kangmei Pharma‡‡*(A)	5,516	—
TOTAL CHINA		—

TOTAL RIGHT (Cost $–)		—

TOTAL INVESTMENTS — 100.0% (Cost $2,894,498)		2,095,244
OTHER ASSETS LESS LIABILITIES – 0.0%		(174)
NET ASSETS - 100%		$2,095,070

‡	Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.
*	Non-income producing security.
(A)	Level 3 security in accordance with fair value hierarchy.
‡‡	Expiration date not available.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares Emerging Markets Healthcare Index ETF (concluded)

The following summarizes the market value of the Fund’s investments used as of March 31, 2023, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3^		Total
Common Stock
Brazil	$112,782	$—	$—		$112,782
China
Consumer Staples	47,613	—	—		47,613
Health Care	886,200	—	1,504		887,704
Hungary	21,802	—	—		21,802
India	266,017	—	—		266,017
Indonesia	65,211	—	—		65,211
Malaysia	70,078	—	—		70,078
South Africa	40,162	—	—		40,162
South Korea	334,962	—	—		334,962
Thailand	129,002	—	—		129,002
United Arab Emirates	99,418	—	—		99,418
United States	20,493	—	—		20,493
Total Common Stock	2,093,740	—	1,504		2,095,244
Right	—	—	—	‡‡	—
Total Investments in Securities	$2,093,740	$—	$1,504		$2,095,244

^	A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the end of the period in relation to net assets.
‡‡	Security or securities with a market value of $0.

Amounts designated as “—” are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares MSCI Emerging Markets ex China Index ETF

	Shares	Value
COMMON STOCK — 95.8%‡
AUSTRALIA — 0.3%
Materials — 0.3%
AngloGold Ashanti	3,843	$93,441
TOTAL AUSTRALIA		93,441

BRAZIL — 5.4%
Communication Services — 0.1%
Telefonica Brasil	4,700	35,837

Consumer Discretionary — 0.2%
Lojas Renner	8,225	26,880
Magazine Luiza*	37,000	24,154
		51,034
Consumer Staples — 0.6%
Ambev	44,300	125,205
Raia Drogasil	11,700	56,420
		181,625
Energy — 0.7%
Petroleo Brasileiro	36,600	191,220
Ultrapar Participacoes	10,700	29,461
		220,681
Financials — 0.8%
B3 - Brasil Bolsa Balcao	49,000	100,025
Banco Bradesco	12,288	28,718
Banco do Brasil	8,200	63,252
Banco Santander Brasil	3,600	19,029
BB Seguridade Participacoes	5,900	37,830
		248,854

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Industrials — 0.8%
CCR	9,400	$23,731
Localiza Rent a Car	6,920	72,881
Rumo	9,400	34,947
WEG	14,100	112,767
		244,326
Materials — 1.9%
Klabin	5,900	21,050
Suzano	6,900	56,613
Vale	30,900	489,317
		566,980
Utilities — 0.3%
Cia de Saneamento Basico do Estado de Sao Paulo	2,400	23,956
Equatorial Energia	10,500	55,832
		79,788
TOTAL BRAZIL		1,629,125

CHILE — 0.6%
Consumer Discretionary — 0.0%
Falabella	6,017	13,912

Energy — 0.1%
Empresas Copec	3,138	22,267

Financials — 0.3%
Banco de Chile	532,555	52,002
Banco de Credito e Inversiones	461	13,585
Banco Santander Chile	531,412	23,694
		89,281
Materials — 0.1%
Empresas CMPC	10,138	17,034

Utilities — 0.1%
Enel Americas	227,921	30,183
Enel Chile	225,362	12,360
		42,543
TOTAL CHILE		185,037

COLOMBIA — 0.0%
Financials — 0.0%
Bancolombia	1,787	13,420
TOTAL COLOMBIA		13,420

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
CZECH REPUBLIC — 0.3%
Financials — 0.1%
Komercni Banka	581	$19,291

Utilities — 0.2%
CEZ	1,238	60,213
TOTAL CZECH REPUBLIC		79,504

EGYPT — 0.1%
Financials — 0.1%
Commercial International Bank Egypt SAE	21,159	35,043
TOTAL EGYPT		35,043

GREECE — 0.1%
Communication Services — 0.1%
Hellenic Telecommunications Organization	1,858	27,231
TOTAL GREECE		27,231

HUNGARY — 0.3%
Energy — 0.1%
MOL Hungarian Oil & Gas	2,888	21,151

Financials — 0.1%
OTP Bank Nyrt	1,773	50,554

Health Care — 0.1%
Richter Gedeon Nyrt	1,430	29,921
TOTAL HUNGARY		101,626

INDIA — 18.1%
Communication Services — 0.6%
Bharti Airtel	17,930	163,412

Consumer Discretionary — 1.4%
Bajaj Auto	659	31,151
Eicher Motors	1,053	37,783
Mahindra & Mahindra	7,433	104,799
Maruti Suzuki India	995	100,395
Tata Motors*	14,563	74,567
Titan	2,492	76,259
		424,954
Consumer Staples — 1.8%
Dabur India	4,204	27,874
Godrej Consumer Products*	2,889	34,034
Hindustan Unilever	7,270	226,493
ITC	34,945	163,069

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Consumer Staples (continued)
Nestle India	327	$78,403
		529,873
Energy — 2.4%
Bharat Petroleum	6,073	25,443
Indian Oil	48,606	46,073
Oil & Natural Gas	20,662	37,976
Reliance Industries	22,023	624,667
		734,159
Financials — 4.6%
Axis Bank	22,139	231,270
Bajaj Finance	2,026	138,467
Bajaj Finserv	3,101	47,789
Housing Development Finance	14,731	470,614
ICICI Bank	37,325	398,422
State Bank of India	17,464	111,298
		1,397,860
Health Care — 0.6%
Aurobindo Pharma	2,098	13,226
Dr Reddy’s Laboratories	913	51,356
Sun Pharmaceutical Industries	8,726	104,384
		168,966
Industrials — 0.5%
Larsen & Toubro	5,783	152,290

Information Technology — 4.2%
HCL Technologies	10,489	138,511
Infosys ADR	36,755	641,007
Tata Consultancy Services	8,726	340,397
Tech Mahindra	6,022	80,739
Wipro	14,557	64,697
		1,265,351
Materials — 1.5%
Asian Paints	3,279	110,187
Grasim Industries	2,635	52,349
Hindalco Industries	16,255	80,175
JSW Steel	6,893	57,714
UltraTech Cement	936	86,811
UPL	4,339	37,890
Vedanta	10,584	35,345
		460,471

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Utilities — 0.5%
GAIL India	24,471	$31,310
NTPC	28,281	60,256
Power Grid Corp of India	24,855	68,260
		159,826
TOTAL INDIA		5,457,162

INDONESIA — 3.4%
Communication Services — 0.5%
Telkom Indonesia Persero	535,300	144,941

Consumer Discretionary — 0.3%
Astra International	232,400	92,994

Consumer Staples — 0.2%
Charoen Pokphand Indonesia	73,100	24,327
Unilever Indonesia	75,500	21,903
		46,230
Energy — 0.2%
Adaro Energy Indonesia	122,100	23,615
United Tractors	17,100	33,186
		56,801
Financials — 2.2%
Bank Central Asia	506,000	295,275
Bank Mandiri Persero	209,300	144,121
Bank Negara Indonesia Persero	77,800	48,513
Bank Rakyat Indonesia Persero	581,400	183,402
		671,311
TOTAL INDONESIA		1,012,277

MALAYSIA — 2.4%
Communication Services — 0.2%
CelcomDigi Bhd	34,900	34,326
Maxis	34,900	32,666
		66,992
Consumer Discretionary — 0.1%
Genting	22,900	24,184

Consumer Staples — 0.1%
Sime Darby Plantation	26,500	25,644

Financials — 1.3%
CIMB Group Holdings	95,455	114,871
Hong Leong Bank	5,900	27,037
Malayan Banking	64,916	126,080

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Financials (continued)
Public Bank	150,900	$136,793
		404,781
Health Care — 0.1%
IHH Healthcare	22,900	29,841

Materials — 0.2%
Petronas Chemicals Group	34,900	55,919

Utilities — 0.4%
Petronas Gas	5,900	22,036
Tenaga Nasional	43,200	90,365
		112,401
TOTAL MALAYSIA		719,762

MEXICO — 5.0%
Communication Services — 1.1%
America Movil	289,000	302,989
Grupo Televisa	22,900	24,186
		327,175
Consumer Staples — 1.5%
Fomento Economico Mexicano	19,400	184,588
Grupo Bimbo, Ser A	12,900	64,786
Wal-Mart de Mexico	50,000	199,463
		448,837
Financials — 0.9%
Grupo Financiero Banorte, Cl O	26,500	222,937
Grupo Financiero Inbursa, Cl O*	17,600	37,771
		260,708
Industrials — 0.5%
Grupo Aeroportuario del Pacifico, Cl B	4,800	93,206
Grupo Aeroportuario del Sureste, Cl B	1,675	51,135
		144,341
Materials — 0.9%
Cemex*	145,500	79,696
Grupo Mexico	26,500	125,235
Southern Copper	829	63,212
		268,143
Real Estate — 0.1%
Fibra Uno Administracion†	32,600	45,444
TOTAL MEXICO		1,494,648

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
PERU — 0.4%
Financials — 0.2%
Credicorp	609	$80,625

Materials — 0.2%
Cia de Minas Buenaventura SAA ADR	6,611	54,078
TOTAL PERU		134,703

PHILIPPINES — 1.2%
Financials — 0.2%
BDO Unibank	29,304	69,265

Industrials — 0.5%
Ayala	3,490	41,727
JG Summit	43,435	38,270
SM Investments	3,490	57,070
		137,067
Real Estate — 0.5%
Ayala Land	119,400	58,201
SM Prime	162,900	98,282
		156,483
Utilities — 0.0%
ACEN	9,960	1,121
TOTAL PHILIPPINES		363,936

POLAND — 1.2%
Communication Services — 0.1%
CD Projekt	706	18,227

Consumer Discretionary — 0.2%
LPP	33	73,384

Energy — 0.2%
Polski Koncern Naftowy Orlen	3,261	44,085

Financials — 0.6%
Bank Polska Kasa Opieki	1,927	38,226
Powszechna Kasa Oszczednosci Bank Polski	9,612	63,633
Powszechny Zaklad Ubezpieczen	6,982	56,854
Santander Bank Polska	376	25,468
		184,181
Materials — 0.1%
KGHM Polska Miedz	1,343	38,110
TOTAL POLAND		357,987

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
QATAR — 1.3%
Financials — 1.0%
Masraf Al Rayan	45,520	$36,954
Qatar Islamic Bank	13,350	65,209
Qatar National Bank	47,322	208,919
		311,082
Industrials — 0.3%
Industries Qatar	21,227	75,811
TOTAL QATAR		386,893

ROMANIA — 0.1%
Real Estate — 0.1%
NEPI Rockcastle	5,510	32,083
TOTAL ROMANIA		32,083

RUSSIA — 0.0%
Communication Services — 0.0%
Mobile TeleSystems PJSC ADR*(A),(B)	3,839	—

Consumer Discretionary — 0.0%
X5 Retail Group GDR*(A),(B)	915	—

Consumer Staples — 0.0%
Magnit PJSC GDR*(A),(B)	2,616	—

Energy — 0.0%
Gazprom PJSC(A),(B)	89,700	—
LUKOIL PJSC(A),(B)	3,729	—
Novatek PJSC GDR*(A),(B)	756	—
Rosneft Oil PJSC(A),(B)	10,270	—
Tatneft PJSC(A),(B)	16,537	—
		—
Financials — 0.0%
Sberbank of Russia PJSC(A),(B)	99,330	—

Materials — 0.0%
Alrosa PJSC*(A),(B)	18,910	—
MMC Norilsk Nickel PJSC(A),(B)	670	—
Novolipetsk Steel PJSC*(A),(B)	8,860	—
Severstal PAO*(A),(B)	1,512	—
		—
TOTAL RUSSIA		—

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
SOUTH AFRICA — 5.9%
Communication Services — 0.6%
MTN Group	16,311	$117,185
MultiChoice Group	3,306	22,986
Vodacom Group	4,946	34,021
		174,192
Consumer Discretionary — 1.7%
Absa Group	6,988	71,596
Mr Price Group	1,885	15,320
Naspers, Cl N	2,232	414,253
Woolworths Holdings	7,651	27,568
		528,737
Consumer Staples — 0.6%
Bid	3,261	73,243
Clicks Group	1,957	28,362
Shoprite Holdings	6,225	77,980
		179,585
Energy — 0.1%
Exxaro Resources	2,017	21,207

Financials — 1.9%
Capitec Bank	1,012	96,263
Discovery*	6,946	54,593
FirstRand	43,525	148,121
Nedbank Group	4,404	53,831
Old Mutual	38,413	25,547
Remgro	4,123	31,239
Sanlam	14,156	44,975
Standard Bank Group	12,815	124,817
		579,386
Industrials — 0.4%
Bidvest Group	2,612	37,308
Sasol	5,412	73,207
		110,515
Materials — 0.5%
Anglo American Platinum	686	36,886
Gold Fields	7,791	104,070
		140,956
Real Estate — 0.1%
Growthpoint Properties†	43,841	32,271
TOTAL SOUTH AFRICA		1,766,849

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
SOUTH KOREA — 18.4%
Communication Services — 1.2%
Kakao	2,493	$117,004
NAVER*	1,224	189,921
NCSoft	181	51,651
		358,576
Consumer Discretionary — 2.1%
Coway	423	17,058
Hyundai Mobis	671	111,331
Hyundai Motor	1,461	207,055
Kangwon Land	947	14,476
Kia	2,911	181,120
LG Electronics	1,112	98,486
		629,526
Consumer Staples — 0.8%
Amorepacific	412	43,294
E-MART	436	35,366
KT&G	1,639	105,628
LG H&H	99	45,627
		229,915
Energy — 0.4%
HD Hyundai	352	15,710
SK Innovation*	622	85,700
S-Oil	364	22,396
		123,806
Financials — 1.9%
DB Insurance	399	22,956
Hana Financial Group	3,494	109,234
Industrial Bank of Korea	2,033	15,772
KB Financial Group	4,172	152,703
Samsung Fire & Marine Insurance	532	84,182
Samsung Life Insurance	552	26,628
Shinhan Financial Group	4,460	121,105
Woori Financial Group	3,806	33,357
		565,937
Health Care — 0.9%
Celltrion	923	106,190
Celltrion Healthcare	1,639	75,802
Samsung Biologics*	173	104,716
		286,708
Industrials — 1.0%
Hyundai Engineering & Construction	634	17,751

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Industrials (continued)
Korea Shipbuilding & Offshore Engineering*	305	$18,157
LG	1,270	80,774
Samsung C&T	1,136	94,416
Samsung Heavy Industries*	10,958	43,517
SK Holdings	458	60,687
		315,302
Information Technology — 8.1%
LG Display	1,725	21,770
Samsung Electro-Mechanics	781	91,607
Samsung Electronics	33,990	1,670,976
Samsung SDI	528	298,099
Samsung SDS	275	24,504
SK Hynix	4,304	292,917
SK Square*	841	25,684
		2,425,557
Materials — 1.8%
Hyundai Steel	634	16,899
Korea Zinc	63	26,761
LG Chemical	470	257,050
Lotte Chemical	145	21,251
POSCO Holdings	795	224,726
		546,687
Utilities — 0.2%
Korea Electric Power*	4,943	68,382
TOTAL SOUTH KOREA		5,550,396

TAIWAN — 27.0%
Communication Services — 1.3%
Chunghwa Telecom	47,000	184,465
Far EasTone Telecommunications	34,000	83,974
Taiwan Mobile	34,000	112,785
		381,224
Consumer Staples — 0.7%
President Chain Store	12,000	106,215
Uni-President Enterprises	47,000	110,988
		217,203
Energy — 0.1%
Formosa Petrochemical	12,000	33,500

Financials — 5.9%
Cathay Financial Holding	70,000	96,100
Chailease Holding	23,152	169,947

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Financials (continued)
Chang Hwa Commercial Bank	179,660	$102,376
China Development Financial Holding	216,000	89,032
CTBC Financial Holding	141,000	101,186
E.Sun Financial Holding	144,910	120,411
First Financial Holding	146,220	127,022
Fubon Financial Holding	81,740	151,681
Hua Nan Financial Holdings	122,567	89,970
Mega Financial Holding	98,625	106,893
Shanghai Commercial & Savings Bank	75,000	115,650
Shin Kong Financial Holding	356,000	98,449
SinoPac Financial Holdings	82,560	45,012
Taishin Financial Holding	253,648	138,289
Taiwan Cooperative Financial Holding	129,634	111,124
Yuanta Financial Holding	143,138	105,071
		1,768,213
Industrials — 0.3%
Far Eastern New Century	105,000	107,940

Information Technology — 16.4%
ASE Technology Holding	38,000	140,406
Asustek Computer	12,000	107,398
AUO	95,600	57,773
Catcher Technology	12,000	74,883
Delta Electronics	24,000	237,261
Hon Hai Precision Industry	105,000	358,650
Innolux	60,580	28,850
Lite-On Technology	47,000	113,149
MediaTek	12,000	310,173
Novatek Microelectronics	12,000	170,063
Pegatron	37,000	84,700
Quanta Computer	36,000	105,348
Taiwan Semiconductor Manufacturing	171,000	2,993,448
United Microelectronics	94,000	163,317
		4,945,419
Materials — 2.3%
Asia Cement	47,000	66,840
China Steel	157,000	159,333
Formosa Chemicals & Fibre	36,000	81,701
Formosa Plastics	47,000	141,706
Nan Ya Plastics	59,000	150,177
Taiwan Cement	69,404	82,973
		682,730
TOTAL TAIWAN		8,136,229

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
THAILAND — 2.3%
Communication Services — 0.3%
Advanced Info Service	11,800	$73,157
		73,157
Consumer Staples — 0.3%
CP ALL	55,900	101,354
		101,354
Energy — 0.6%
PTT	121,200	111,648
PTT Exploration & Production	17,000	74,821
		186,469
Health Care — 0.2%
Bangkok Dusit Medical Services, Cl F	65,600	56,593
		56,593
Industrials — 0.4%
Airports of Thailand*	50,200	104,231
		104,231
Materials — 0.4%
Indorama Ventures	36,300	36,624
PTT Global Chemical	26,600	35,588
Siam Cement	6,100	56,193
		128,405
Real Estate — 0.1%
Central Pattana	16,300	32,772
		32,772
TOTAL THAILAND		682,981

TURKEY — 0.6%
Consumer Staples — 0.2%
BIM Birlesik Magazalar	8,142	63,075

Energy — 0.2%
Turkiye Petrol Rafinerileri	2,328	64,291

Financials — 0.2%
Akbank	58,231	51,390
TOTAL TURKEY		178,756

UNITED ARAB EMIRATES — 1.3%
Communication Services — 0.5%
Emirates Telecommunications Group PJSC	25,472	153,005

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Financials — 0.6%
Abu Dhabi Commercial Bank PJSC	25,850	$58,423
First Abu Dhabi Bank PJSC	38,100	133,621
		192,044
Real Estate — 0.2%
Emaar Properties PJSC	28,538	43,516
TOTAL UNITED ARAB EMIRATES		388,565

UNITED STATES — 0.1%
Consumer Staples — 0.1%
JBS	7,000	24,644
TOTAL UNITED STATES		24,644

TOTAL COMMON STOCK (Cost $32,166,056)		28,852,298

PREFERRED STOCK — 3.5%
BRAZIL — 2.1%
Energy — 0.6%
Petroleo Brasileiro(C)	39,600	183,151

Financials — 1.3%
Banco Bradesco(C)	52,871	137,333
Itau Unibanco Holding(C)	38,000	185,419
Itausa(C)	47,882	77,627
		400,379
Materials — 0.1%
Gerdau(C)	8,575	42,771

Utilities — 0.1%
Cia Energetica de Minas Gerais(C)	9,923	22,389
TOTAL BRAZIL		648,690

CHILE — 0.4%
Materials — 0.4%
Sociedad Quimica y Minera de Chile(C)	1,475	119,028

COLOMBIA — 0.1%
Financials — 0.1%
Bancolombia(C)	3,583	22,440

RUSSIA — 0.0%
Energy — –%
Surgutneftegas PJSC(A),(B)(C)	50,900	—

SOUTH KOREA — 0.9%
Information Technology — 0.9%
Samsung Electronics(C)	6,396	264,811

TOTAL PREFERRED STOCK (Cost $1,169,619)		1,054,969

TOTAL INVESTMENTS — 99.3% (Cost $33,335,675)		29,907,267
OTHER ASSETS LESS LIABILITIES – 0.7%		204,368
NET ASSETS - 100%		$30,111,635

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

‡	Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.
*	Non-income producing security.
†	Real Estate Investment Trust
(A)	Level 3 security in accordance with fair value hierarchy.
(B)	Due to the financial uncertainty surrounding Russia and its markets, and the inability to liquidate the positions due to market closures and restrictions, the Russian securities have been determined to be worthless.
(C)	Currently, no stated interest rate.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

The following summarizes the market value of the Fund’s investments used as of March 31, 2023, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3^		Total
Common Stock
Australia	$93,441	$—	$—		$93,441
Brazil	1,629,125	—	—		1,629,125
Chile	185,037	—	—		185,037
Colombia	13,420	—	—		13,420
Czech Republic	79,504	—	—		79,504
Egypt	35,043	—	—		35,043
Greece	27,231	—	—		27,231
Hungary	101,626	—	—		101,626
India	5,457,162	—	—		5,457,162
Indonesia	1,012,277	—	—		1,012,277
Malaysia	719,762	—	—		719,762
Mexico	1,494,648	—	—		1,494,648
Peru	134,703	—	—		134,703
Philippines	363,936	—	—		363,936
Poland	357,987	—	—		357,987
Qatar	386,893	—	—		386,893
Romania	32,083	—	—		32,083
Russia
Communication Services	—	—	—	‡‡	—
Consumer Discretionary	—	—	—	‡‡	—
Consumer Staples	—	—	—	‡‡	—
Energy	—	—	—	‡‡	—
Financials	—	—	—	‡‡	—
Materials	—	—	—	‡‡	—
South Africa	1,766,849	—	—		1,766,849
South Korea	5,550,396	—	—		5,550,396
Taiwan	8,136,229	—	—		8,136,229
Thailand	682,981	—	—		682,981
Turkey	178,756	—	—		178,756
United Arab Emirates	388,565	—	—		388,565
United States	24,644	—	—		24,644
Total Common Stock	28,852,298	—	—		28,852,298
Preferred Stock
Brazil	648,690	—	—		648,690
Chile	119,028	—	—		119,028
Colombia	22,440	—	—		22,440
Russia
Energy	—	—	—	‡‡	—
South Korea	264,811	—	—		264,811
Total Preferred Stock	1,054,969	—	—		1,054,969
Total Investments in Securities	$29,907,267	$—	$—		$29,907,267

^	A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the end of the period in relation to net assets.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares MSCI Emerging Markets ex China Index ETF (concluded)

‡‡	Security or securities with a market value of $0.

Amounts designated as “—” are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares MSCI China ESG Leaders Index ETF

	Shares	Value
COMMON STOCK — 99.9%‡
CHINA — 99.0%
Communication Services — 18.4%
37 Interactive Entertainment Network Technology Group, Cl A	900	$3,728
Baidu, Cl A*	12,000	227,314
China Ruyi Holdings*	40,000	10,446
NetEase	13,000	228,536
Tencent Holdings	9,100	447,236
		917,260
Consumer Discretionary — 30.5%
Alibaba Group Holding*	34,936	446,828
BYD, Cl A	801	29,862
BYD, Cl H	6,000	175,644
Li Auto, Cl A*	7,600	94,880
Meituan, Cl B*	25,070	458,289
Pop Mart International Group	3,800	10,359
Tongcheng Travel Holdings*	8,400	18,277
Vipshop Holdings ADR*	2,734	41,502
XPeng, Cl A*	5,900	32,882
Yadea Group Holdings	10,000	25,796
Yum China Holdings	2,896	183,578
		1,517,897
Consumer Staples — 4.0%
Alibaba Health Information Technology*	12,000	8,683
Angel Yeast, Cl A	300	1,824
Anjoy Foods Group, Cl A	200	4,765
By-health, Cl A	700	2,176
China Feihe	25,000	18,758
China Mengniu Dairy	22,000	90,243
Dali Foods Group	14,000	5,850
Henan Shuanghui Investment & Development, Cl A	1,400	5,288

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares MSCI China ESG Leaders Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Consumer Staples (continued)
Inner Mongolia Yili Industrial Group, Cl A	2,600	$11,025
Jonjee Hi-Tech Industrial And Commercial Holding, Cl A	300	1,621
Ping An Healthcare and Technology*	3,500	8,855
Uni-President China Holdings	9,000	9,080
Want Want China Holdings	33,000	21,229
Yihai International Holding	3,000	8,809
		198,206
Financials — 14.0%
China Construction Bank, Cl H	676,000	438,326
China Merchants Bank, Cl A	8,600	42,917
China Merchants Bank, Cl H	27,500	140,479
Far East Horizon	11,000	9,893
Huatai Securities, Cl A	3,000	5,579
Huatai Securities, Cl H	11,000	12,569
Orient Securities, Cl A	3,100	4,419
Postal Savings Bank of China, Cl A	11,100	7,516
Postal Savings Bank of China, Cl H	56,000	33,244
		694,942
Health Care — 9.4%
3SBio	10,500	10,460
China Medical System Holdings	9,000	14,216
China Resources Sanjiu Medical & Pharmaceutical, Cl A	400	3,346
CSPC Pharmaceutical Group	63,800	62,744
Genscript Biotech*	8,000	17,121
Guangzhou Baiyunshan Pharmaceutical Holdings, Cl A	600	2,890
Guangzhou Kingmed Diagnostics Group, Cl A	200	2,566
Hansoh Pharmaceutical Group	8,000	13,901
Huadong Medicine, Cl A	700	4,724
Jafron Biomedical, Cl A	300	1,326
Joincare Pharmaceutical Group Industry, Cl A	800	1,534
Livzon Pharmaceutical Group, Cl A	200	1,089
Microport Scientific*	4,500	10,582
Ovctek China, Cl A	380	1,833
Pharmaron Beijing, Cl A	350	2,496
Pharmaron Beijing, Cl H	1,350	5,667
Shandong Weigao Group Medical Polymer, Cl H	18,000	28,754
Shanghai Fosun Pharmaceutical Group, Cl A	900	4,245
Shanghai Fosun Pharmaceutical Group, Cl H	3,500	9,943
Shanghai Pharmaceuticals Holding, Cl A	1,200	3,559
Shanghai Pharmaceuticals Holding, Cl H	5,500	10,257
Shenzhen Mindray Bio-Medical Electronics, Cl A	500	22,695
Sinopharm Group, Cl H	9,600	29,045
Topchoice Medical, Cl A*	200	3,765
WuXi AppTec, Cl A	1,120	12,966

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares MSCI China ESG Leaders Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Health Care (continued)
WuXi AppTec, Cl H	2,500	$26,178
Wuxi Biologics Cayman*	25,000	154,778
Yunnan Baiyao Group, Cl A	720	5,735
Zhejiang Jiuzhou Pharmaceutical, Cl A	300	1,454
		469,869
Industrials — 9.3%
Air China, Cl A*	3,100	4,830
Air China, Cl H*	14,000	12,520
Beijing Capital International Airport, Cl H*	14,000	10,308
Beijing Easpring Material Technology, Cl A	300	2,513
BOC Aviation	1,500	11,589
China Baoan Group, Cl A	1,100	1,821
China Communications Services, Cl H	16,000	7,868
China Conch Venture Holdings	11,500	20,070
China Eastern Airlines, Cl A*	4,700	3,525
China Everbright Environment Group	26,000	11,162
China Lesso Group Holdings	8,000	7,154
China Southern Airlines, Cl A*	4,600	5,272
China Southern Airlines, Cl H*	14,000	9,987
CITIC	41,000	47,947
Contemporary Amperex Technology, Cl A	1,000	59,128
COSCO SHIPPING Holdings, Cl A	5,300	8,513
COSCO SHIPPING Holdings, Cl H	22,000	24,747
Fosun International	17,000	12,474
Jiangsu Expressway, Cl H	8,000	7,460
Jiangsu Zhongtian Technology, Cl A	1,400	3,484
Keda Industrial Group, Cl A	800	1,681
Ming Yang Smart Energy Group, Cl A	900	2,950
SF Holding, Cl A	2,000	16,129
Shanghai Electric Group, Cl A*	5,300	3,411
Shanghai M&G Stationery, Cl A	400	2,860
Shenzhen Inovance Technology, Cl A	1,150	11,772
Shenzhen International Holdings	9,913	8,764
Sungrow Power Supply, Cl A	600	9,162
Titan Wind Energy Suzhou, Cl A	800	1,719
Weichai Power, Cl A	2,800	5,141
Weichai Power, Cl H	14,000	22,472
Xinjiang Goldwind Science & Technology, Cl A	1,400	2,251
Zhejiang Chint Electrics, Cl A	900	3,666
Zhejiang Expressway, Cl H	10,000	7,949
Zhejiang Weixing New Building Materials, Cl A	700	2,478
Zoomlion Heavy Industry Science and Technology, Cl A	2,900	2,622
ZTO Express Cayman ADR	2,987	85,607
		463,006

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares MSCI China ESG Leaders Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Information Technology — 2.9%
AAC Technologies Holdings*	5,000	$12,331
Kingdee International Software Group*	19,000	30,787
Lenovo Group	50,000	54,141
Unisplendour, Cl A	1,151	4,909
Xinyi Solar Holdings	34,000	40,757
		142,925
Materials — 1.8%
BBMG, Cl A	3,500	1,249
Chengtun Mining Group, Cl A	1,300	1,083
Chengxin Lithium Group, Cl A	300	1,508
China Jushi, Cl A	1,686	3,587
China Resources Cement Holdings	16,000	7,847
CMOC Group, Cl A	7,500	6,542
CMOC Group, Cl H	24,000	14,522
Ganfeng Lithium Group, Cl A	640	6,195
Ganfeng Lithium Group, Cl H	2,480	15,417
GEM, Cl A	2,100	2,284
Huaxin Cement, Cl A	600	1,359
Jiangsu Eastern Shenghong, Cl A	1,700	3,372
Shandong Nanshan Aluminum, Cl A	4,900	2,419
Shanghai Putailai New Energy Technology, Cl A	600	4,361
Sichuan Yahua Industrial Group, Cl A	400	1,233
Sinopec Shanghai Petrochemical, Cl A	3,000	1,472
Skshu Paint, Cl A*	240	4,068
Yunnan Energy New Material, Cl A	400	6,630
Zhejiang Huayou Cobalt, Cl A	680	5,446
Zhejiang Yongtai Technology, Cl A	300	914
		91,508
Real Estate — 5.8%
China Overseas Land & Investment	26,500	64,006
China Resources Land	22,000	100,332
China Resources Mixc Lifestyle Services	4,600	24,172
China Vanke, Cl A	4,000	8,877
China Vanke, Cl H	11,900	18,767
Country Garden Services Holdings	15,000	25,949
Greentown Service Group	10,000	6,319
Longfor Group Holdings	13,000	36,682
Shimao Group Holdings*(A)	12,500	1,601
		286,705
Utilities — 2.9%
Beijing Enterprises Water Group	28,000	6,991
CECEP Solar Energy, Cl A	1,600	1,596
CECEP Wind-Power, Cl A	2,700	1,521

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares MSCI China ESG Leaders Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Utilities (continued)
China Resources Gas Group	6,500	$23,972
China Three Gorges Renewables Group, Cl A	11,900	9,496
ENN Energy Holdings	5,600	76,760
ENN Natural Gas, Cl A	1,100	3,340
Kunlun Energy	26,000	20,336
		144,012
TOTAL CHINA		4,926,330

HONG KONG — 0.9%
Consumer Staples — 0.1%
Vinda International Holdings	3,000	7,254

Health Care — 0.8%
Sino Biopharmaceutical	73,000	40,917
TOTAL HONG KONG		48,171

TOTAL COMMON STOCK (Cost $5,874,589)		4,974,501

TOTAL INVESTMENTS — 99.9% (Cost $5,874,589)		4,974,501
OTHER ASSETS LESS LIABILITIES – 0.1%		2,970
NET ASSETS - 100%		$4,977,471

‡	Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.
*	Non-income producing security.
(A)	Level 3 security in accordance with fair value hierarchy.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares MSCI China ESG Leaders Index ETF (concluded)

The following summarizes the market value of the Fund’s investments used as of March 31, 2023, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3^	Total
Common Stock
China
Communication Services	$917,260	$—	$—	$917,260
Consumer Discretionary	1,517,897	—	—	1,517,897
Consumer Staples	198,206	—	—	198,206
Financials	694,942	—	—	694,942
Health Care	469,869	—	—	469,869
Industrials	463,006	—	—	463,006
Information Technology	142,925	—	—	142,925
Materials	91,508	—	—	91,508
Real Estate	285,104	—	1,601	286,705
Utilities	144,012	—	—	144,012
Hong Kong	48,171	—	—	48,171
Total Common Stock	4,972,900	—	1,601	4,974,501
Total Investments in Securities	$4,972,900	$—	$1,601	$4,974,501

^	A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the end of the period in relation to net assets.

Amounts designated as “ —” are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares CICC China 5G & Semiconductor Index ETF

	Shares	Value
COMMON STOCK — 100.0%‡
CHINA — 100.0%
Industrials — 3.5%
Ginlong Technologies, Cl A*	13,700	$266,487
Suzhou Maxwell Technologies, Cl A	6,000	266,480
		532,967
Information Technology — 96.5%
Advanced Micro-Fabrication Equipment China, Cl A*	19,332	415,253
Avary Holding Shenzhen, Cl A	84,585	382,076
BOE Technology Group, Cl A	1,299,230	840,007
Chaozhou Three-Circle Group, Cl A	64,664	283,428
China Resources Microelectronics, Cl A	45,269	398,550
China Zhenhua Group Science & Technology, Cl A	18,000	236,058
Foxconn Industrial Internet, Cl A	632,174	1,585,199
GigaDevice Semiconductor, Cl A	23,000	408,603
GoerTek, Cl A	121,722	379,312
Hangzhou Silan Microelectronics, Cl A	48,700	262,459
Hua Hong Semiconductor*	45,000	199,205
Luxshare Precision Industry, Cl A	250,005	1,103,440
Maxscend Microelectronics, Cl A	18,269	330,936
Montage Technology, Cl A	39,568	400,560
NAURA Technology Group, Cl A	17,118	662,680
Sanan Optoelectronics, Cl A	167,200	514,214
SG Micro, Cl A	12,400	280,238
Shenzhen Transsion Holdings, Cl A	29,332	432,251
StarPower Semiconductor, Cl A	5,929	237,037
Sunny Optical Technology Group	37,900	458,424
TCL Zhonghuan Renewable Energy Technology, Cl A	104,400	736,712
Unigroup Guoxin Microelectronics, Cl A	30,900	500,038
Will Semiconductor Shanghai, Cl A	41,906	555,913
Wingtech Technology, Cl A	43,055	346,394
Xiaomi, Cl B*	714,400	1,101,184
Yealink Network Technology, Cl A	32,380	358,395
Zhejiang Jingsheng Mechanical & Electrical, Cl A	43,220	410,909
ZTE, Cl H	254,200	744,795
		14,564,270
TOTAL CHINA		15,097,237

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares CICC China 5G & Semiconductor Index ETF (concluded)

	Shares	Value
COMMON STOCK (continued)
Information Technology (continued)

TOTAL COMMON STOCK (Cost $17,470,076)		$15,097,237

TOTAL INVESTMENTS — 100.0% (Cost $17,470,076)		15,097,237
OTHER ASSETS LESS LIABILITIES – 0.0%		(825)
NET ASSETS - 100%		$15,096,412

‡	Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.
*	Non-income producing security.

As of March 31, 2023, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares CICC China Consumer Leaders Index ETF

	Shares	Value
COMMON STOCK — 99.9%‡
CHINA — 99.9%
Consumer Discretionary — 38.4%
ANTA Sports Products	21,400	$310,779
Bosideng International Holdings	84,000	46,869
DR, Cl A	9,300	72,005
Ecovacs Robotics, Cl A	4,000	48,112
Gree Electric Appliances of Zhuhai, Cl A	59,400	317,876
Haidilao International Holding*	37,000	100,160
Haier Smart Home, Cl A	91,300	301,528
Li Ning	40,000	315,416
Midea Group, Cl A	71,365	559,194
Oppein Home Group, Cl A	3,400	59,798
Shenzhen Overseas Chinese Town, Cl A	85,400	60,065
Yum China Holdings	7,750	487,315
		2,679,117
Consumer Staples — 60.7%
China Mengniu Dairy	72,000	295,339
China Resources Beer Holdings	36,000	288,919
Chongqing Brewery, Cl A	4,136	75,284
Eastroc Beverage Group, Cl A	1,800	50,433
Foshan Haitian Flavouring & Food, Cl A	25,856	288,180
Henan Shuanghui Investment & Development, Cl A	22,935	86,633
Hengan International Group	14,500	67,051
Inner Mongolia Yili Industrial Group, Cl A	74,700	316,757
Jiangsu Yanghe Brewery JSC, Cl A	11,417	275,080
Kweichow Moutai, Cl A	2,700	715,565
Luzhou Laojiao, Cl A	11,300	419,252
Proya Cosmetics, Cl A	2,800	74,145
Shanghai Flyco Electrical Appliance, Cl A	9,717	116,989
Shanxi Xinghuacun Fen Wine Factory, Cl A	7,800	309,397
Tsingtao Brewery, Cl H	14,000	152,842
Want Want China Holdings	106,000	68,192
Wuliangye Yibin, Cl A	22,000	631,107
		4,231,165

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares CICC China Consumer Leaders Index ETF (concluded)

	Shares	Value
COMMON STOCK (continued)
Real Estate — 0.8%
Youngor Group, Cl A	57,600	$54,687
TOTAL CHINA		6,964,969

TOTAL COMMON STOCK (Cost $6,867,158)		6,964,969

TOTAL INVESTMENTS — 99.9% (Cost $6,867,158)		6,964,969
OTHER ASSETS LESS LIABILITIES – 0.1%		4,865
NET ASSETS - 100%		$6,969,834

‡	Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.
*	Non-income producing security.

As of March 31, 2023, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares SSE STAR Market 50 Index ETF

	Shares	Value
COMMON STOCK — 99.7%‡
CHINA — 99.7%
Consumer Discretionary — 4.5%
Beijing Roborock Technology, Cl A	20,369	$1,082,610
Ninebot GDR*	155,726	853,542
Tianneng Battery Group, Cl A	49,318	247,477
		2,183,629
Health Care — 5.7%
Bloomage Biotechnology, Cl A	35,069	579,096
iRay Technology, Cl A	13,171	693,964
Nanjing Vazyme Biotech, Cl A	13,047	77,135
Shanghai Junshi Biosciences, Cl A*	138,980	972,231
Shanghai United Imaging Healthcare, Cl A*	17,919	402,462
		2,724,888
Industrials — 10.1%
GoodWe Technologies, Cl A	26,988	1,137,535
Hoymiles Power Electronics, Cl A	6,168	597,947
Ningbo Ronbay New Energy Technology, Cl A	98,480	980,885
Pylon Technologies, Cl A	31,835	1,138,073
Sany Heavy Energy, Cl A*	51,960	237,279
Zhuhai CosMX Battery, Cl A	40,654	111,532
Zhuzhou CRRC Times Electric, Cl A	94,891	659,662
		4,862,913
Information Technology — 71.4%
3peak, Cl A	21,676	768,559
ACM Research Shanghai, Cl A*	14,124	197,217
Advanced Micro-Fabrication Equipment China, Cl A*	157,030	3,373,014
Amlogic Shanghai, Cl A*	105,367	1,290,678
ASR Microelectronics, Cl A*	13,642	151,591
Beijing Kingsoft Office Software, Cl A	67,158	4,625,651
Cambricon Technologies, Cl A*	72,953	1,975,392
China Railway Signal & Communication, Cl A	941,480	743,061
China Resources Microelectronics, Cl A	192,219	1,692,304
Everdisplay Optronics Shanghai, Cl A*	1,510,023	565,107
GalaxyCore, Cl A*	108,666	278,022
Guobo Electronics, Cl A	11,649	148,596
Hygon Information Technology, Cl A*	75,808	851,878

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares SSE STAR Market 50 Index ETF (concluded)

	Shares	Value
COMMON STOCK (continued)
Information Technology (continued)
Jinko Solar, Cl A	546,038	$1,107,613
Loongson Technology, Cl A*	11,678	249,314
Montage Technology, Cl A	288,876	2,924,389
National Silicon Industry Group, Cl A*	397,757	1,354,759
Qi An Xin Technology Group, Cl A*	99,319	1,009,489
Shanghai Friendess Electronic Technology, Cl A	15,864	423,448
Shanghai Fudan Microelectronics Group, Cl A	96,498	919,832
Shenzhen Transsion Holdings, Cl A	117,063	1,725,099
SICC, Cl A*	14,015	149,246
Suzhou Novosense Microelectronics, Cl A	11,009	466,135
Trina Solar, Cl A	394,844	2,994,980
Verisilicon Microelectronics Shanghai, Cl A*	90,597	1,278,355
Xinjiang Daqo New Energy, Cl A	108,929	771,368
Yuneng Technology*	8,737	422,480
Zhejiang Supcon Technology, Cl A	126,599	1,914,480
		34,372,057
Materials — 8.0%
Cathay Biotech, Cl A	63,410	569,803
Hunan Changyuan Lico, Cl A	279,647	611,637
Jiangsu Cnano Technology, Cl A	67,630	666,915
Suzhou Nanomicro Technology, Cl A	58,441	425,247
Western Superconducting Technologies, Cl A	118,247	1,403,853
Zhongfu Shenying Carbon Fiber, Cl A*	26,093	146,892
		3,824,347
TOTAL CHINA		47,967,834

TOTAL COMMON STOCK (Cost $52,333,165)		47,967,834

TOTAL INVESTMENTS — 99.7% (Cost $52,333,165)		47,967,834
OTHER ASSETS LESS LIABILITIES – 0.3%		161,676
NET ASSETS - 100%		$48,129,510

‡	Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.
*	Non-income producing security.

As of March 31, 2023, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares Hang Seng TECH Index ETF

	Shares	Value
COMMON STOCK — 94.9%‡
CHINA — 94.9%
Communication Services — 31.3%
Baidu, Cl A*	17,150	$324,869
Bilibili, Cl Z*	7,860	189,843
China Literature*	14,000	72,230
Kingsoft	29,000	142,784
Kuaishou Technology, Cl B*	78,100	601,424
NetEase	18,505	325,313
Tencent Holdings	12,900	633,994
Weibo, Cl A*	140	3,085
		2,293,542
Consumer Discretionary — 34.7%
Alibaba Group Holding*	51,600	659,958
Haier Smart Home, Cl H	74,026	232,924
JD.com, Cl A	16,110	352,975
Li Auto, Cl A*	26,200	327,085
Meituan, Cl B*	34,580	632,135
NIO, Cl A*	1,530	15,505
Trip.com Group*	3,100	116,024
XPeng, Cl A*	36,500	203,425
		2,540,031
Consumer Staples — 5.6%
Alibaba Health Information Technology*	164,000	118,666
JD Health International*	33,700	250,712
Ping An Healthcare and Technology*	15,300	38,708
		408,086
Financials — 1.1%
ZhongAn Online P&C Insurance, Cl H*	25,800	81,344

Information Technology — 22.2%
AAC Technologies Holdings*	22,000	54,258
BYD Electronic International	24,000	74,599
GDS Holdings, Cl A*	11,600	28,077
Hua Hong Semiconductor*	20,000	88,535

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares Hang Seng TECH Index ETF (concluded)

	Shares	Value
COMMON STOCK (continued)
Information Technology (continued)
Kingdee International Software Group*	85,000	$137,733
Lenovo Group	222,000	240,384
SenseTime Group, Cl B*	508,000	172,139
Sunny Optical Technology Group	21,640	261,749
Xiaomi, Cl B*	365,600	563,540
		1,621,014
TOTAL CHINA		6,944,017

TOTAL COMMON STOCK (Cost $6,130,779)		6,944,017

TOTAL INVESTMENTS — 94.9% (Cost $6,130,779)		6,944,017
OTHER ASSETS LESS LIABILITIES – 5.1%		370,788
NET ASSETS - 100%		$7,314,805

‡	Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.
*	Non-income producing security.

As of March 31, 2023, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares China Innovation ETF

	Shares	Value
EXCHANGE - TRADED FUNDS — 100.0%
KraneShares CICC China 5G and Semiconductor Index ETF‡	14,816	$262,320
KraneShares CSI China Internet ETF*‡	15,155	472,684
KraneShares MSCI All China Health Care Index ETF‡	17,947	368,272
KraneShares MSCI China Clean Technology Index ETF‡	11,210	320,491
KraneShares SSE STAR Market 50 Index ETF*‡	10,161	172,534
TOTAL EXCHANGE - TRADED FUNDS (Cost $2,325,788)		1,596,301

TOTAL INVESTMENTS — 100.0% (Cost $2,325,788)		1,596,301
OTHER ASSETS LESS LIABILITIES – 0.0%		758
NET ASSETS - 100%		$1,597,059

*	Non-income producing security.
‡	Affiliated Investment.

As of March 31, 2023, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

Transactions with affiliated companies during the period ended March 31, 2023 are as follows:

Value as of 3/31/2022	Purchases at Cost	Proceeds from Sale	Change in Unrealized Appreciation (Depreciation)	Realized Gain/(Loss)	Value as of 3/31/2023	Dividend Income	Capital Gain Distributions
KraneShares CICC China 5G and Semiconductor Index ETF
$433,558	$16,145	$(155,765)	$(22,438)	$(9,180)	$262,320	$816	$—
KraneShares CSI China Internet ETF
759,535	9,011	(383,427)	126,216	(38,651)	472,684	—	—
KraneShares MSCI All China Health Care Index ETF
696,488	9,033	(280,489)	3,581	(60,341)	368,272	217	—
KraneShares MSCI China Clean Technology Index ETF
603,644	40,705	(282,187)	(70,724)	29,053	320,491	1,029	4,378
KraneShares SSE STAR Market 50 Index ETF
296,468	9,020	(111,235)	(13,550)	(8,169)	172,534	—	—
$2,789,693	$83,914	$(1,213,103)	$23,085	$(87,288)	$1,596,301	$2,062	$4,378

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares S&P Pan Asia Dividend Aristocrats Index ETF

	Shares	Value
COMMON STOCK — 99.2%‡
AUSTRALIA — 15.4%
Communication Services — 1.1%
carsales.com	1,983	$29,391

Consumer Discretionary — 3.1%
JB Hi-Fi	2,910	82,773

Financials — 1.2%
Steadfast Group	8,108	31,768

Health Care — 2.9%
EBOS Group	1,024	29,791
Sonic Healthcare	1,972	46,015
		75,806
Information Technology — 1.2%
Altium	664	16,935
Technology One	1,480	14,412
		31,347
Materials — 2.2%
Brickworks	2,187	33,177
Northern Star Resources	2,920	24,074
		57,251
Real Estate — 1.4%
Charter Hall Group†	4,871	35,886

Utilities — 2.3%
APA Group	8,861	60,059
TOTAL AUSTRALIA		404,281

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares S&P Pan Asia Dividend Aristocrats Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
CHINA — 26.6%
Consumer Discretionary — 2.3%
Bosideng International Holdings	110,000	$61,376

Financials — 5.9%
New China Life Insurance, Cl H	40,300	95,797
Ping An Insurance Group of China, Cl H	9,000	58,586
		154,383
Health Care — 5.9%
China Medical System Holdings	37,000	58,446
CSPC Pharmaceutical Group	26,000	25,570
Sinopharm Group, Cl H	23,200	70,191
		154,207
Real Estate — 5.2%
China Resources Land	12,000	54,726
Longfor Group Holdings	29,000	81,829
		136,555
Utilities — 7.3%
China Gas Holdings	40,400	56,921
China Resources Gas Group	13,000	47,943
Guangdong Investment	86,000	87,972
		192,836
TOTAL CHINA		699,357

HONG KONG — 10.8%
Financials — 0.8%
AIA Group	2,000	21,058

Industrials — 0.8%
Techtronic Industries	2,000	21,618

Real Estate — 4.2%
Link REIT†	8,300	53,395
Swire Properties	22,000	56,612
		110,007
Utilities — 5.0%
CK Infrastructure Holdings	14,000	76,153
Hong Kong & China Gas	61,000	53,696
		129,849
TOTAL HONG KONG		282,532

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares S&P Pan Asia Dividend Aristocrats Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
INDIA — 1.0%
Information Technology — 1.0%
Infosys ADR	1,454	$25,358
TOTAL INDIA		25,358

INDONESIA — 0.9%
Financials — 0.9%
Bank Central Asia	42,600	24,859
TOTAL INDONESIA		24,859

JAPAN — 31.0%
Communication Services — 1.9%
Hakuhodo DY Holdings	1,100	12,356
KDDI	600	18,452
Nippon Telegraph & Telephone	600	17,862
		48,670
Consumer Discretionary — 4.2%
Fujitsu General	100	2,806
Hikari Tsushin	100	13,953
Open House Group	400	14,877
Rinnai	300	7,292
Sekisui Chemical	1,100	15,505
Sekisui House	1,200	24,327
Seria	500	9,851
TS Tech	1,800	22,708
		111,319
Consumer Staples — 3.8%
Asahi Group Holdings	400	14,799
Kao	300	11,647
Lion	700	7,526
Morinaga	400	11,286
Seven & i Holdings	300	13,468
Sundrug	500	13,656
Takara Holdings	2,000	15,358
Welcia Holdings	200	4,259
Yakult Honsha	100	7,236
		99,235
Financials — 3.2%
Chiba Bank	1,900	12,206
SBI Holdings	1,400	27,602
Tokio Marine Holdings	900	17,224
Tokyo Century	400	13,239

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares S&P Pan Asia Dividend Aristocrats Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Financials (continued)
Zenkoku Hosho	400	$15,013
		85,284
Health Care — 2.8%
Alfresa Holdings	1,400	17,841
Astellas Pharma	1,100	15,563
Mani	600	8,142
Medipal Holdings	1,000	13,555
Shionogi	200	8,982
Ship Healthcare Holdings	400	7,324
Terumo	100	2,685
		74,092
Industrials — 3.7%
Benefit One	600	8,457
COMSYS Holdings	1,200	22,027
EXEO Group	1,300	23,413
Kurita Water Industries	200	9,077
Sanwa Holdings	2,100	22,343
SHO-BOND Holdings	300	12,353
		97,670
Information Technology — 3.7%
Azbil	300	8,137
Itochu Techno-Solutions	500	12,228
Murata Manufacturing	200	12,082
NEC Networks & System Integration	1,000	12,135
Nomura Research Institute	200	4,606
NTT Data	300	3,904
Oracle Japan NIP	200	14,321
Otsuka	400	14,081
SCSK	800	11,631
TIS	200	5,245
		98,370
Materials — 2.0%
Nippon Sanso Holdings	600	10,739
Nissan Chemical	300	13,502
Nitto Denko	200	12,848
Shin-Etsu Chemical	500	16,061
		53,150
Real Estate — 5.1%
Aeon Mall	1,000	13,051
Hulic	2,400	19,602
Japan Metropolitan Fund Invest†	29	21,071
Japan Real Estate Investment†	5	19,836

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares S&P Pan Asia Dividend Aristocrats Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Real Estate (continued)
Mori Hills REIT Investment†	18	$19,962
Nomura Real Estate Holdings	900	19,814
Tokyo Tatemono	1,600	19,415
		132,751
Utilities — 0.6%
Nippon Gas	1,000	14,456
TOTAL JAPAN		814,997

NEW ZEALAND — 1.1%
Health Care — 1.1%
Fisher & Paykel Healthcare	1,729	28,829
TOTAL NEW ZEALAND		28,829

PHILIPPINES — 1.6%
Industrials — 1.6%
International Container Terminal Services	10,690	41,962
TOTAL PHILIPPINES		41,962

TAIWAN — 9.2%
Financials — 1.1%
Chailease Holding	4,000	29,362

Information Technology — 8.1%
Advantech	3,000	36,555
Sinbon Electronics	4,000	44,930
Wistron	96,000	131,951
		213,436
TOTAL TAIWAN		242,798

THAILAND — 0.7%
Financials — 0.7%
Krungthai Card	12,300	19,514
TOTAL THAILAND		19,514

UNITED STATES — 0.9%
Information Technology — 0.9%
Computershare	1,602	23,165
TOTAL UNITED STATES		23,165

TOTAL COMMON STOCK (Cost $2,497,865)		2,607,652

TOTAL INVESTMENTS — 99.2% (Cost $2,497,865)		2,607,652
OTHER ASSETS LESS LIABILITIES – 0.8%		21,278
NET ASSETS - 100%		$2,628,930

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares S&P Pan Asia Dividend Aristocrats Index ETF (concluded)

‡	Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.
†	Real Estate Investment Trust

As of March 31, 2023, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KraneShares China Internet and Covered Call Strategy ETF

	Shares	Value
EXCHANGE - TRADED FUND — 106.2%
KraneShares CSI China Internet ETF*‡	180,912	$5,642,645
TOTAL EXCHANGE - TRADED FUND (Cost $5,970,676)		5,642,645

TOTAL INVESTMENTS — 106.2% (Cost $5,970,676)		5,642,645
OTHER ASSETS LESS LIABILITIES – (6.2)%		(328,661)
NET ASSETS - 100%		$5,313,984
WRITTEN OPTIONS — (10.3)% (Premiums Received $(347,588))		$(547,635)

*	Non-income producing security.
‡	Affiliated Investment.

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Market Value
WRITTEN OPTIONS — (10.3)%
Call Options
KWEB US	(1,452)	(4,528,788)	$28.50	04/22/23	$(454,955)
KWEB US	(186)	(580,134)	$28.67	04/22/23	(55,744)
KWEB US	(171)	(533,349)	$31.19	05/20/23	(36,936)
Total Written Options (Premiums Received $347,588)					(547,635)

As of March 31, 2023, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

Transactions with affiliated companies during the period ended March 31, 2023 are as follows:

Value as of 1/12/2023	Purchases at Cost	Proceeds from Sale	Change in Unrealized Appreciation/ (Depreciation)	Realized Gain/(Loss)	Value as of 3/31/2023	Dividend Income	Capital Gain Distributions
KraneShares CSI China Internet ETF
$—	$5,994,799	$(24,299)	$(328,031)	$176	$5,642,645	$—	$—

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

Glossary (abbreviations which may be used in preceding Schedule of Investments):

Fund Abbreviations

ADR — American Depositary Receipt

Cl — Class

ETF — Exchange-Traded Fund

GDR — Global Depositary Receipt

JSC — Joint-Stock Company

MTN — Medium Term Note

PJSC — Public Joint-Stock Company

Statements of Assets and Liabilities

March 31, 2023

	KraneShares CICC China Leaders 100 Index ETF	KraneShares CSI China Internet ETF		KraneShares Bosera MSCI China A 50 Connect Index ETF
Assets:
Investments at Value	$5,964,900	$6,141,887,821	*	$470,173,092
Cash and Cash Equivalents	3,143	3,202,209		231,436
Foreign Currency at Value	5	—		7,199,092
Receivable for Capital Shares Sold	—	—		11,178
Receivable for Investment Securities Sold	—	—		4,989
Dividend and Interest Receivable	—	1,455,205		—
Total Assets	5,968,048	6,146,545,235		477,619,787

Liabilities:
Payable for Management Fees	3,430	3,428,609		220,664
Payable for Trustees’ Fee	43	45,427		3,434
Payable for Investment Securities Purchased	—	—		780
Obligation to Return Securities Lending Collateral	—	31,393,462		—
Payable for Capital Shares Redeemed	—	—		6,521,842
Payable for Securities Lending Fees	—	8,349		—
Total Liabilities	3,473	34,875,847		6,746,720
Net Assets	$5,964,575	$6,111,669,388		$470,873,067

Net Assets Consist of:
Paid-in Capital	$7,229,529	$11,449,252,623		$638,410,630
Total Distributable Loss	(1,264,954)	(5,337,583,235)		(167,537,563)
Net Assets	$5,964,575	$6,111,669,388		$470,873,067
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	250,000	195,600,000		18,050,000
Net Asset Value, Offering and Redemption Price Per Share	$23.86	$31.25		$26.09
Cost of Investments	$5,950,237	$7,161,788,151		$530,344,133
Cost of Foreign Currency	5	—		7,186,781
*Includes Market Value of Securities on Loan	—	29,815,441		—

*	Includes Market Value of Securities on Loan.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (continued)

March 31, 2023

	KraneShares Bloomberg China Bond Inclusion Index ETF	KraneShares MSCI All China Index ETF	KraneShares MSCI One Belt One Road Index ETF
Assets:
Investments at Value	$7,491,137	$8,779,154	$4,449,669
Cash and Cash Equivalents	630,583	10,124	32,647
Foreign Currency at Value	12,110	39	1,337
Receivable for Investment Securities Sold	2,913,221	—	—
Dividend and Interest Receivable	109,431	302	6,834
Reclaim Receivable	—	79	92
Receivable from Adviser	—	7,295	—
Other Receivable	—	1,083	—
Total Assets	11,156,482	8,798,076	4,490,579

Liabilities:
Unrealized Depreciation on Spot Contracts	6,731	—	1
Payable for Management Fees	4,524	3,492	2,989
Payable for Trustees’ Fee	79	63	33
Payable for Foreign Capital Gains Tax	—	—	2,323
Total Liabilities	11,334	3,555	5,346
Net Assets	$11,145,148	$8,794,521	$4,485,233

Net Assets Consist of:
Paid-in Capital	$11,465,755	$15,893,905	$8,878,840
Total Distributable Loss	(320,607)	(7,099,384)	(4,393,607)
Net Assets	$11,145,148	$8,794,521	$4,485,233
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	350,000	400,000	200,002
Net Asset Value, Offering and Redemption Price Per Share	$31.84	$21.99	$22.43
Cost of Investments	$7,781,818	$10,372,666	$5,509,961
Cost of Foreign Currency	12,091	39	1,332

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (continued)

March 31, 2023

	KraneShares Emerging Markets Consumer Technology Index ETF		KraneShares MSCI China Clean Technology Index ETF	KraneShares Electric Vehicles and Future Mobility Index ETF
Assets:
Investments at Value	$31,212,210	*	$95,644,284	$192,562,013	*
Cash and Cash Equivalents	33,114		27,874	498,971
Foreign Currency at Value	56		59	73,766
Dividend and Interest Receivable	20,780		—	189,351
Reclaim Receivable	5,968		—	323,433
Unrealized Appreciation on Spot Contracts	—		—	45
Total Assets	31,272,128		95,672,217	193,647,579

Liabilities:
Obligation to Return Securities Lending Collateral	696,591		—	8,431,059
Payable for Management Fees	13,436		60,982	105,027
Payable for Securities Lending Fees	309		—	4,364
Payable for Trustees’ Fee	219		694	1,389
Total Liabilities	710,555		61,676	8,541,839
Net Assets	$30,561,573		$95,610,541	$185,105,740

Net Assets Consist of:
Paid-in Capital	$85,729,026		$168,044,502	$282,812,711
Total Distributable Loss	(55,167,453)		(72,433,961)	(97,706,971)
Net Assets	$30,561,573		$95,610,541	$185,105,740
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	2,000,002		3,350,002	6,050,002
Net Asset Value, Offering and Redemption Price Per Share	$15.28		$28.54	$30.60
Cost of Investments	$46,013,651		$125,747,403	$233,360,715
Cost of Foreign Currency	55		57	60,217
*Includes Market Value of Securities on Loan	632,846		—	8,113,787

*	Includes Market Value of Securities on Loan.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (continued)

March 31, 2023

	KraneShares MSCI All China Health Care Index ETF	KraneShares Asia Pacific High Income Bond ETF	KraneShares Emerging Markets Healthcare Index ETF
Assets:
Investments at Value	$94,526,282	$18,863,415	$2,095,244
Cash and Cash Equivalents	17,842	1,427,814	4,417
Foreign Currency at Value	73	383	—
Dividend and Interest Receivable	348	281,261	2,582
Total Assets	94,544,545	20,572,873	2,102,243

Liabilities:
Payable for Management Fees	51,760	11,704	1,380
Payable for Trustees’ Fee	710	146	15
Payable for Securities Lending Fees	35	—	1
Payable for Investment Securities Purchased	—	515,750	—
Foreign Currency Payable at Value	—	—	361
Payable for Foreign Capital Gains Tax	—	—	5,416
Total Liabilities	52,505	527,600	7,173
Net Assets	$94,492,040	$20,045,273	$2,095,070

Net Assets Consist of:
Paid-in Capital	$171,477,863	$28,615,457	$3,759,926
Total Distributable Loss	(76,985,823)	(8,570,184)	(1,664,856)
Net Assets	$94,492,040	$20,045,273	$2,095,070
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	4,550,002	750,001	100,002
Net Asset Value, Offering and Redemption Price Per Share	$20.77	$26.73	$20.95
Cost of Investments	$112,170,471	$19,252,157	$2,894,498
Cost of Foreign Currency	73	371	(362)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (continued)

March 31, 2023

	KraneShares MSCI Emerging Markets ex China Index ETF	KraneShares MSCI China ESG Leaders Index ETF	KraneShares CICC China 5G & Semiconductor Index ETF
Assets:
Investments at Value	$29,907,267	$4,974,501	$15,097,237
Cash and Cash Equivalents	101,420	5,376	—
Foreign Currency at Value	15,074	—	—
Dividend and Interest Receivable	117,113	—	—
Reclaim Receivable	462	—	—
Receivable for Investment Securities Sold	—	—	230,395
Total Assets	30,141,336	4,979,877	15,327,632

Liabilities:
Payable for Foreign Capital Gains Tax	24,440	—	—
Payable for Management Fees	5,080	2,370	7,738
Payable for Trustees’ Fee	179	36	101
Unrealized Depreciation on Spot Contracts	2	—	16
Payable for Investment Securities Purchased	—	—	140,703
Payable to Custodian	—	—	82,662
Total Liabilities	29,701	2,406	231,220
Net Assets	$30,111,635	$4,977,471	$15,096,412

Net Assets Consist of:
Paid-in Capital	$35,254,875	$8,616,093	$29,808,217
Total Distributable Loss	(5,143,240)	(3,638,622)	(14,711,805)
Net Assets	$30,111,635	$4,977,471	$15,096,412
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	1,200,002	250,000	850,002
Net Asset Value, Offering and Redemption Price Per Share	$25.09	$19.91	$17.76
Cost of Investments	$33,335,675	$5,874,589	$17,470,076
Cost of Foreign Currency	14,734	—	—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (continued)

March 31, 2023

	KraneShares CICC China Consumer Leaders Index ETF	KraneShares SSE STAR Market 50 Index ETF	KraneShares Hang Seng TECH Index ETF
Assets:
Investments at Value	$6,964,969	$47,967,834	$6,944,017
Cash and Cash Equivalents	57,584	37,623	17,397
Foreign Currency at Value	1	158,131	—
Receivable for Investment Securities Sold	45,515	—	357,457
Unrealized Appreciation on Spot Contracts	8	—	—
Receivable for Capital Shares Sold	—	—	25
Total Assets	7,068,077	48,163,588	7,318,896

Liabilities:
Payable for Investment Securities Purchased	94,210	—	—
Payable for Management Fees	3,982	33,746	3,978
Payable for Trustees’ Fee	51	320	51
Unrealized Depreciation on Spot Contracts	—	12	62
Total Liabilities	98,243	34,078	4,091
Net Assets	$6,969,834	$48,129,510	$7,314,805

Net Assets Consist of:
Paid-in Capital	$27,891,815	$73,645,379	$11,206,977
Total Distributable Loss	(20,921,981)	(25,515,869)	(3,892,172)
Net Assets	$6,969,834	$48,129,510	$7,314,805
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	350,002	2,850,000	550,002
Net Asset Value, Offering and Redemption Price Per Share	$19.91	$16.89	$13.30
Cost of Investments	$6,867,158	$52,333,165	$6,130,779
Cost of Foreign Currency	1	158,352	—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (concluded)

March 31, 2023

	KraneShares China Innovation ETF	KraneShares S&P Pan Asia Dividend Aristocrats Index ETF	KraneShares China Internet and Covered Call Strategy ETF
Assets:
Investments at Value	$1,596,301	$2,607,652	$5,642,645
Cash and Cash Equivalents	926	11,017	185,004
Foreign Currency at Value	—	620	—
Receivable for Capital Shares Sold	—	—	531,924
Receivable for Investment Securities Sold	—	—	36,418
Dividend and Interest Receivable	—	11,157	—
Unrealized Appreciation on Spot Contracts	—	1	—
Total Assets	1,597,227	2,630,447	6,395,991

Liabilities:
Written Options at Value	—	—	547,635
Payable for Management Fees	157	1,498	990
Payable for Trustees’ Fee	11	19	33
Payable for Investment Securities Purchased	—	—	533,349
Total Liabilities	168	1,517	1,082,007
Net Assets	$1,597,059	$2,628,930	$5,313,984

Net Assets Consist of:
Paid-in Capital	$2,448,505	$2,500,050	$5,842,063
Total Distributable Earnings/(Loss)	(851,446)	128,880	(528,079)
Net Assets	$1,597,059	$2,628,930	$5,313,984
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	100,002	100,002	250,002
Net Asset Value, Offering and Redemption Price Per Share	$15.97	$26.29	$21.26
Cost of Investments	$2,325,788	$2,497,865	$5,970,676
Cost of Foreign Currency	—	616	—
Written Options, Premiums Received	—	—	347,588

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations

For the Year Ended March 31, 2023

	KraneShares CICC China Leaders 100 Index ETF	KraneShares CSI China Internet ETF	KraneShares Bosera MSCI China A 50 Connect Index ETF
Investment Income:
Dividend Income	$305,975	$78,933,611	$14,609,313
Interest Income	406	270,697	7,467
Security Lending Income	—	3,155,440	—
Less: Foreign Taxes Withheld	(30,637)	—	(1,461,599)
Total Investment Income	275,744	82,359,748	13,155,181

Expenses:
Management Fees†	44,615	43,182,019	4,319,739
Trustees’ Fees	294	288,541	25,424
Security Lending Fees†	—	301,354	—
Insurance Expense	117	81,751	7,584
Total Expenses	45,026	43,853,665	4,352,747
Management Fee Waiver†	—	—	(1,320,906)
Net Expenses	45,026	43,853,665	3,031,841
Net Investment Income	230,718	38,506,083	10,123,340

Net Realized Gain (Loss) on:
Investments	(1,259,104)	(2,232,239,153)	(100,887,697)
Foreign Currency Translations	340	(142,082)	(722,531)
Net Realized Loss	(1,258,764)	(2,232,381,235)	(101,610,228)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(273,162)	2,302,137,112	(2,753,333)
Foreign Currency Translations	—	1,108	(36,079)
Net Change in Unrealized Appreciation (Depreciation)	(273,162)	2,302,138,220	(2,789,412)
Net Realized and Unrealized Gain (Loss)	(1,531,926)	69,756,985	(104,399,640)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,301,208)	$108,263,068	$(94,276,300)

†	See Note 3 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (continued)

For the Year Ended March 31, 2023

	KraneShares Bloomberg China Bond Inclusion Index ETF	KraneShares MSCI All China Index ETF	KraneShares MSCI One Belt One Road Index ETF
Investment Income:
Dividend Income	$—	$225,567	$239,797
Interest Income	359,992	682	687
Less: Foreign Taxes Withheld	—	(16,504)	(26,875)
Total Investment Income	359,992	209,745	213,609

Expenses:
Management Fees†	92,989	53,233	44,408
Trustees’ Fees	629	329	254
Insurance Expense	153	203	103
Total Expenses	93,771	53,765	44,765
Management Fee Waiver†	(27,350)	(15,657)	—
Net Expenses	66,421	38,108	44,765
Net Investment Income	293,571	171,637	168,844

Net Realized Gain (Loss) on:
Investments	(17,798)	(6,453,755)	50,123
Foreign Currency Translations	(454,914)	2,550	(3,167)
Net Realized Gain (Loss)	(472,712)	(6,451,205)	46,956

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(434,722)	4,729,576	(1,350,068)
Accrued Foreign Capital Gains Tax on Appreciated Securities	—	—	1,054
Foreign Currency Translations	(1,656)	(28)	213
Net Change in Unrealized Appreciation (Depreciation)	(436,378)	4,729,548	(1,348,801)
Net Realized and Unrealized Loss	(909,090)	(1,721,657)	(1,301,845)
Net Decrease in Net Assets Resulting from Operations	$(615,519)	$(1,550,020)	$(1,133,001)

†	See Note 3 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (continued)

For the Year Ended March 31, 2023

	KraneShares Emerging Markets Consumer Technology Index ETF	KraneShares MSCI China Clean Technology Index ETF	KraneShares Electric Vehicles and Future Mobility Index ETF
Investment Income:
Dividend Income	$415,141	$1,427,531	$3,672,913
Interest Income	1,560	7,420	7,080
Security Lending Income	61,311	—	676,692
Less: Foreign Taxes Withheld	—	(37,819)	(474,377)
Total Investment Income	478,012	1,397,132	3,882,308

Expenses:
Management Fees†	296,203	931,302	1,545,275
Trustees’ Fees	1,649	5,400	10,180
Security Lending Fees†	6,087	—	67,245
Insurance Expense	805	1,856	3,530
Total Expenses	304,744	938,558	1,626,230
Management Fee Waiver†	(75,950)	—	—
Net Expenses	228,794	938,558	1,626,230
Net Investment Income	249,218	458,574	2,256,078

Net Realized Gain (Loss) on:
Investments	(21,039,753)	(32,326,631)	(41,582,319)
Foreign Currency Translations	(36,077)	(738)	(49,822)
Net Realized Loss	(21,075,830)	(32,327,369)	(41,632,141)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	12,502,057	533,750	(23,328,171)
Foreign Currency Translations	(240)	2	4,849
Net Change in Unrealized Appreciation (Depreciation)	12,501,817	533,752	(23,323,322)
Net Realized and Unrealized Loss	(8,574,013)	(31,793,617)	(64,955,463)
Net Decrease in Net Assets Resulting from Operations	$(8,324,795)	$(31,335,043)	$(62,699,385)

†	See Note 3 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (continued)

For the Year Ended March 31, 2023

	KraneShares MSCI All China Health Care Index ETF	KraneShares Asia Pacific High Income Bond ETF	KraneShares Emerging Markets Healthcare Index ETF
Investment Income:
Dividend Income	$1,126,320	$—	$18,224
Interest Income	9,540	1,966,337	37
Security Lending Income	19,536	—	122
Less: Foreign Taxes Withheld	(88,165)	(650)	(2,869)
Total Investment Income	1,067,231	1,965,687	15,514

Expenses:
Management Fees†	831,225	150,544	16,978
Trustees’ Fees	4,939	985	100
Security Lending Fees†	1,908	—	—
Insurance Expense	1,441	386	140
Total Expenses	839,513	151,915	17,218
Management Fee Waiver†	(149,193)	—	—
Net Expenses	690,320	151,915	17,218
Net Investment Income (Loss)	376,911	1,813,772	(1,704)

Net Realized Gain (Loss) on:
Investments	(41,109,231)	(3,640,259)	(360,559)
Foreign Currency Translations	(31,628)	—	(254)
Net Realized Loss	(41,140,859)	(3,640,259)	(360,813)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	23,296,248	924,572	(12,631)
Accrued Foreign Capital Gains Tax on Appreciated Securities	—	—	6,195
Foreign Currency Translations	—	12	(252)
Net Change in Unrealized Appreciation (Depreciation)	23,296,248	924,584	(6,688)
Net Realized and Unrealized Loss	(17,844,611)	(2,715,675)	(367,501)
Net Decrease in Net Assets Resulting from Operations	$(17,467,700)	$(901,903)	$(369,205)

†	See Note 3 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (continued)

For the Year Ended March 31, 2023

	KraneShares MSCI Emerging Markets ex China Index ETF	KraneShares MSCI China ESG Leaders Index ETF	KraneShares CICC China 5G & Semiconductor Index ETF
Investment Income:
Dividend Income	$951,054	$147,892	$195,421
Interest Income	2,191	11	909
Less: Foreign Taxes Withheld	(158,460)	(7,336)	(18,680)
Total Investment Income	794,785	140,567	177,650

Expenses:
Management Fees†	121,761	31,861	124,591
Trustees’ Fees	933	182	704
Insurance Expense	377	101	288
Total Expenses	123,071	32,144	125,583
Management Fee Waiver†	(73,476)	—	(22,362)
Net Expenses	49,595	32,144	103,221
Net Investment Income	745,190	108,423	74,429

Net Realized Gain (Loss) on:
Investments	(1,515,588)	(2,244,873)	(2,834,021)
Foreign Currency Translations	(63,432)	(989)	(8,140)
Net Realized Loss	(1,579,020)	(2,245,862)	(2,842,161)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(2,900,389)	1,510,945	268,404
Accrued Foreign Capital Gains Tax on Appreciated Securities	38,160	—	—
Foreign Currency Translations	1,019	—	(39)
Net Change in Unrealized Appreciation (Depreciation)	(2,861,210)	1,510,945	268,365
Net Realized and Unrealized Loss	(4,440,230)	(734,917)	(2,573,796)
Net Decrease in Net Assets Resulting from Operations	$(3,695,040)	$(626,494)	$(2,499,367)

†	See Note 3 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (continued)

For the Year or Period Ended March 31, 2023

	KraneShares CICC China Consumer Leaders Index ETF	KraneShares SSE STAR Market 50 Index ETF	KraneShares Hang Seng TECH Index ETF
Investment Income:
Dividend Income	$224,091	$239,472	$84,189
Interest Income	2,013	5,175	(22)
Less: Foreign Taxes Withheld	(20,827)	(24,033)	(546)
Total Investment Income	205,277	220,614	83,621

Expenses:
Management Fees†	69,342	439,952	51,290
Trustees’ Fees	436	2,242	334
Insurance Expense	604	877	65
Total Expenses	70,382	443,071	51,689
Net Investment Income (Loss)	134,895	(222,457)	31,932

Net Realized Gain (Loss) on:
Investments	(11,379,761)	(14,304,417)	(4,107,247)
Foreign Currency Translations	16,309	(9,946)	(981)
Net Realized Loss	(11,363,452)	(14,314,363)	(4,108,228)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	10,213,831	7,893,383	2,353,980
Foreign Currency Translations	175	(7,863)	(34)
Net Change in Unrealized Appreciation (Depreciation)	10,214,006	7,885,520	2,353,946
Net Realized and Unrealized Loss	(1,149,446)	(6,428,843)	(1,754,282)
Net Decrease in Net Assets Resulting from Operations	$(1,014,551)	$(6,651,300)	$(1,722,350)

†	See Note 3 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (concluded)

For the Year or Period Ended March 31, 2023

	KraneShares China Innovation ETF	KraneShares S&P Pan Asia Dividend Aristocrats Index ETF(1)	KraneShares China Internet and Covered Call Strategy ETF(2)
Investment Income:
Dividend Income	$—	$50,181	$—
Dividend from Affiliated Investment	2,062	—	—
Interest Income	4	42	920
Less: Foreign Taxes Withheld	—	(4,620)	—
Total Investment Income	2,066	45,603	920

Expenses:
Management Fees†	4,781	9,216	1,983
Trustees’ Fees	88	69	50
Insurance Expense	24	—	—
Total Expenses	4,893	9,285	2,033
Management Fee Waiver†	(2,193)	—	—
Net Expenses	2,700	9,285	2,033
Net Investment Income (Loss)	(634)	36,318	(1,113)

Net Realized Gain (Loss) on:
Investments	—	1,826	—
Affiliated Investments	(91,666)	—	176
Capital Gain Distributions Received From Affiliated Fund	4,378	—	—
Foreign Currency Translations	—	3,289	—
Written Options	—	—	395,776
Net Realized Gain (Loss)	(87,288)	5,115	395,952

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	—	109,787	—
Affiliated Investments	23,085	—	(328,031)
Foreign Currency Translations	—	(11)	—
Written Options	—	—	(200,047)
Net Change in Unrealized Appreciation (Depreciation)	23,085	109,776	(528,078)
Net Realized and Unrealized Gain (Loss)	(64,203)	114,891	(132,126)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(64,837)	$151,209	$(133,239)

†	See Note 3 in Notes to Financial Statements.
(1)	Commenced operations on September 15, 2022.
(2)	Commenced operations on January 12, 2023.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	KraneShares CICC China Leaders 100 Index ETF
	Year Ended March 31, 2023	Year Ended March 31, 2022
Operations:
Net Investment Income	$230,718	$250,564
Net Realized Gain (Loss)	(1,258,764)	548,689
Net Change in Unrealized Appreciation (Depreciation)	(273,162)	(442,945)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,301,208)	356,308
Distributions	(267,141)	(1,242,906)

Capital Share Transactions:(1)
Issued	29,678	3,147,630
Redeemed	(2,571,456)	(4,749,351)
Decrease in Net Assets from Capital Share Transactions	(2,541,778)	(1,601,721)
Total Decrease in Net Assets	(4,110,127)	(2,488,319)

Net Assets:
Beginning of Year	10,074,702	12,563,021
End of Year	$5,964,575	$10,074,702

Share Transactions:
Issued	—	100,000
Redeemed	(100,000)	(150,000)
Net Decrease in Shares Outstanding from Share Transactions	(100,000)	(50,000)

(1)	Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares CSI China Internet ETF
	Year Ended March 31, 2023	Year Ended March 31, 2022
Operations:
Net Investment Income (Loss)	$38,506,083	$(7,133,279)
Net Realized Loss	(2,232,381,235)	(1,972,722,327)
Net Change in Unrealized Appreciation (Depreciation)	2,302,138,220	(3,543,610,616)
Net Increase (Decrease) in Net Assets Resulting from Operations	108,263,068	(5,523,466,222)
Distributions	—	(455,309,639)

Capital Share Transactions:(1)
Issued	3,037,376,264	10,834,164,254
Redeemed	(3,273,504,223)	(2,278,114,147)
Increase (Decrease) in Net Assets from Capital Share Transactions	(236,127,959)	8,556,050,107
Total Increase (Decrease) in Net Assets	(127,864,891)	2,577,274,246

Net Assets:
Beginning of Year	6,239,534,279	3,662,260,033
End of Year	$6,111,669,388	$6,239,534,279

Share Transactions:
Issued	100,950,000	224,400,000
Redeemed	(116,750,000)	(61,450,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(15,800,000)	162,950,000

(1)	Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares Bosera MSCI China A 50 Connect Index ETF
	Year Ended March 31, 2023	Year Ended March 31, 2022
Operations:
Net Investment Income	$10,123,340	$7,399,447
Net Realized Gain (Loss)	(101,610,228)	178,885,405
Net Change in Unrealized Appreciation (Depreciation)	(2,789,412)	(237,940,238)
Net Decrease in Net Assets Resulting from Operations	(94,276,300)	(51,655,386)
Distributions	(111,275,241)	(64,359,649)

Capital Share Transactions:(1)
Issued	254,963,186	91,859,183
Redeemed	(137,931,980)	(218,814,477)
Increase (Decrease) in Net Assets from Capital Share Transactions	117,031,206	(126,955,294)
Total Decrease in Net Assets	(88,520,335)	(242,970,329)

Net Assets:
Beginning of Year	559,393,402	802,363,731
End of Year	$470,873,067	$559,393,402

Share Transactions:
Issued	7,300,000	2,050,000
Redeemed	(4,350,000)	(5,200,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	2,950,000	(3,150,000)

(1)	Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares Bloomberg China Bond
	Inclusion Index ETF
	Year Ended March 31, 2023	Year Ended March 31, 2022
Operations:
Net Investment Income	$293,571	$212,675
Net Realized Gain (Loss)	(472,712)	180,221
Net Change in Unrealized Appreciation (Depreciation)	(436,378)	242,411
Net Increase (Decrease) in Net Assets Resulting from Operations	(615,519)	635,307
Distributions	(93,427)	(936,375)
Return of Capital	(233,872)	—

Capital Share Transactions:(1)
Issued	1,710,911	1,752,884
Redeemed	(3,208,976)	—
Increase (Decrease) in Net Assets from Capital Share Transactions	(1,498,065)	1,752,884
Total Increase (Decrease) in Net Assets	(2,440,883)	1,451,816

Net Assets:
Beginning of Year	13,586,031	12,134,215
End of Year	$11,145,148	$13,586,031

Share Transactions:
Issued	50,000	50,000
Redeemed	(100,000)	—
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(50,000)	50,000

(1)	Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares MSCI All China Index ETF
	Year Ended March 31, 2023	Year Ended March 31, 2022
Operations:
Net Investment Income	$171,637	$320,231
Net Realized Gain (Loss)	(6,451,205)	651,122
Net Change in Unrealized Appreciation (Depreciation)	4,729,548	(6,493,293)
Net Decrease in Net Assets Resulting from Operations	(1,550,020)	(5,521,940)
Distributions	(311,974)	(928,865)

Capital Share Transactions:(1)
Issued	3,417,132	3,218,338
Redeemed	(8,941,286)	(2,988,805)
Increase (Decrease) in Net Assets from Capital Share Transactions	(5,524,154)	229,533
Total Decrease in Net Assets	(7,386,148)	(6,221,272)

Net Assets:
Beginning of Year	16,180,669	22,401,941
End of Year	$8,794,521	$16,180,669

Share Transactions:
Issued	150,000	100,000
Redeemed	(400,000)	(100,000)
Net Decrease in Shares Outstanding from Share Transactions	(250,000)	—

(1)	Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares MSCI One Belt One Road
	Index ETF
	Year Ended March 31, 2023	Year Ended March 31, 2022
Operations:
Net Investment Income	$168,844	$315,016
Net Realized Gain	46,956	1,131,670
Net Change in Unrealized Appreciation (Depreciation)	(1,348,801)	(1,396,666)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,133,001)	50,020
Distributions	(215,731)	(297,852)

Capital Share Transactions:(1)
Issued	12,878	2,198
Redeemed	(2,468,601)	(1,563,737)
Decrease in Net Assets from Capital Share Transactions	(2,455,723)	(1,561,539)
Total Decrease in Net Assets	(3,804,455)	(1,809,371)

Net Assets:
Beginning of Year	8,289,688	10,099,059
End of Year	$4,485,233	$8,289,688

Share Transactions:
Redeemed	(100,000)	(50,000)
Net Decrease in Shares Outstanding from Share Transactions	(100,000)	(50,000)

(1)	Includes transaction costs related to creations and redemptions.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares Emerging Markets Consumer Technology Index ETF
	Year Ended March 31, 2023	Year Ended March 31, 2022
Operations:
Net Investment Income (Loss)	$249,218	$(165,301)
Net Realized Loss	(21,075,830)	(19,277,596)
Net Change in Unrealized Appreciation (Depreciation)	12,501,817	(31,537,956)
Net Decrease in Net Assets Resulting from Operations	(8,324,795)	(50,980,853)
Distributions	—	(250,511)

Capital Share Transactions:(1)
Issued	2,557,125	37,293,138
Redeemed	(19,605,280)	(40,731,527)
Decrease in Net Assets from Capital Share Transactions	(17,048,155)	(3,438,389)
Total Decrease in Net Assets	(25,372,950)	(54,669,753)

Net Assets:
Beginning of Year	55,934,523	110,604,276
End of Year	$30,561,573	$55,934,523

Share Transactions:
Issued	150,000	1,350,000
Redeemed	(1,250,000)	(1,700,000)
Net Decrease in Shares Outstanding from Share Transactions	(1,100,000)	(350,000)

(1)	Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares MSCI China Clean Technology Index ETF
	Year Ended March 31, 2023	Year Ended March 31, 2022
Operations:
Net Investment Income	$458,574	$831,350
Net Realized Gain (Loss)	(32,327,369)	4,228,847
Net Change in Unrealized Appreciation (Depreciation)	533,752	(23,098,574)
Net Decrease in Net Assets Resulting from Operations	(31,335,043)	(18,038,377)
Distributions	(1,776,032)	(757,516)

Capital Share Transactions:(1)
Issued	5,598,103	56,347,141
Redeemed	(23,735,159)	(31,865,907)
Increase (Decrease) in Net Assets from Capital Share Transactions	(18,137,056)	24,481,234
Total Increase (Decrease) in Net Assets	(51,248,131)	5,685,341

Net Assets:
Beginning of Year	146,858,672	141,173,331
End of Year	$95,610,541	$146,858,672

Share Transactions:
Issued	150,000	1,250,000
Redeemed	(800,000)	(750,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(650,000)	500,000

(1)	Includes transaction costs related to creations and redemptions.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares Electric Vehicles and Future Mobility Index ETF
	Year Ended March 31, 2023	Year Ended March 31, 2022
Operations:
Net Investment Income	$2,256,078	$447,423
Net Realized Gain (Loss)	(41,632,141)	9,642,454
Net Change in Unrealized Appreciation (Depreciation)	(23,323,322)	(30,971,355)
Net Decrease in Net Assets Resulting from Operations	(62,699,385)	(20,881,478)
Distributions	(2,090,551)	(21,884,257)

Capital Share Transactions:(1)
Issued	5,211,336	161,175,495
Redeemed	(52,076,878)	(20,218,326)
Increase (Decrease) in Net Assets from Capital Share Transactions	(46,865,542)	140,957,169
Total Increase (Decrease) in Net Assets	(111,655,478)	98,191,434

Net Assets:
Beginning of Year	296,761,218	198,569,784
End of Year	$185,105,740	$296,761,218

Share Transactions:
Issued	150,000	3,300,000
Redeemed	(1,600,000)	(500,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(1,450,000)	2,800,000

(1)	Includes transaction costs related to creations and redemptions.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares MSCI All China Health Care Index ETF
	Year Ended March 31, 2023	Year Ended March 31, 2022
Operations:
Net Investment Income (Loss)	$376,911	$(85,433)
Net Realized Loss	(41,140,859)	(1,397,169)
Net Change in Unrealized Appreciation (Depreciation)	23,296,248	(57,562,032)
Net Decrease in Net Assets Resulting from Operations	(17,467,700)	(59,044,634)
Distributions	(50,955)	(21,078,396)

Capital Share Transactions:(1)
Issued	11,751,147	44,149,338
Redeemed	(36,551,437)	(41,679,374)
Increase (Decrease) in Net Assets from Capital Share Transactions	(24,800,290)	2,469,964
Total Decrease in Net Assets	(42,318,945)	(77,653,066)

Net Assets:
Beginning of Year	136,810,985	214,464,051
End of Year	$94,492,040	$136,810,985

Share Transactions:
Issued	550,000	1,300,000
Redeemed	(1,750,000)	(1,150,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(1,200,000)	150,000

(1)	Includes transaction costs related to creations and redemptions.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares Asia Pacific High Income Bond ETF
	Year Ended March 31, 2023	Year Ended March 31, 2022
Operations:
Net Investment Income	$1,813,772	$1,006,947
Net Realized Loss	(3,640,259)	(3,985,978)
Net Change in Unrealized Appreciation (Depreciation)	924,584	(1,285,892)
Net Decrease in Net Assets Resulting from Operations	(901,903)	(4,264,923)
Distributions	(2,002,618)	(1,214,239)
Return of Capital	—	(192,065)

Capital Share Transactions:(1)
Issued	4,213,744	29,733,209
Redeemed	(7,799,091)	(7,312,822)
Increase (Decrease) in Net Assets from Capital Share Transactions	(3,585,347)	22,420,387
Total Increase (Decrease) in Net Assets	(6,489,868)	16,749,160

Net Assets:
Beginning of Year	26,535,141	9,785,981
End of Year	$20,045,273	$26,535,141

Share Transactions:
Issued	150,000	900,000
Redeemed	(300,000)	(250,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(150,000)	650,000

(1)	Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares Emerging Markets Healthcare Index ETF
	Year Ended March 31, 2023	Year Ended March 31, 2022
Operations:
Net Investment Income (Loss)	$(1,704)	$11,822
Net Realized Loss	(360,813)	(171,867)
Net Change in Unrealized Appreciation (Depreciation)	(6,688)	(878,739)
Net Decrease in Net Assets Resulting from Operations	(369,205)	(1,038,784)
Distributions	(4,560)	(10,783)

Capital Share Transactions:(1)
Issued	—	2,217
Redeemed	—	(1,492,577)
Decrease in Net Assets from Capital Share Transactions	—	(1,490,360)
Total Decrease in Net Assets	(373,765)	(2,539,927)

Net Assets:
Beginning of Year	2,468,835	5,008,762
End of Year	$2,095,070	$2,468,835

Share Transactions:
Redeemed	—	(50,000)
Net Decrease in Shares Outstanding from Share Transactions	—	(50,000)

(1)	Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares MSCI Emerging Markets ex China Index ETF
	Year Ended March 31, 2023	Year Ended March 31, 2022
Operations:
Net Investment Income	$745,190	$720,486
Net Realized Gain (Loss)	(1,579,020)	335,656
Net Change in Unrealized Appreciation (Depreciation)	(2,861,210)	(851,279)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,695,040)	204,863
Distributions	(693,378)	(1,341,512)

Capital Share Transactions:(1)
Issued	14,955,300	9,310,517
Redeemed	(13,153,943)	(6,466,320)
Increase in Net Assets from Capital Share Transactions	1,801,357	2,844,197
Total Increase (Decrease) in Net Assets	(2,587,061)	1,707,548

Net Assets:
Beginning of Year	32,698,696	30,991,148
End of Year	$30,111,635	$32,698,696

Share Transactions:
Issued	600,000	300,000
Redeemed	(500,000)	(200,000)
Net Increase in Shares Outstanding from Share Transactions	100,000	100,000

(1)	Includes transaction costs related to creations and redemptions.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	189 KraneShares MSCI China ESG Leaders Index ETF
	Year Ended March 31, 2023	Year Ended March 31, 2022
Operations:
Net Investment Income	$108,423	$141,014
Net Realized Loss	(2,245,862)	(413,967)
Net Change in Unrealized Appreciation (Depreciation)	1,510,945	(2,750,597)
Net Decrease in Net Assets Resulting from Operations	(626,494)	(3,023,550)
Distributions	(100,843)	(219,611)

Capital Share Transactions:(1)
Issued	12,606	2,806
Redeemed	(2,245,452)	(1,660,518)
Decrease in Net Assets from Capital Share Transactions	(2,232,846)	(1,657,712)
Total Decrease in Net Assets	(2,960,183)	(4,900,873)

Net Assets:
Beginning of Year	7,937,654	12,838,527
End of Year	$4,977,471	$7,937,654

Share Transactions:
Redeemed	(100,000)	(50,000)
Net Decrease in Shares Outstanding from Share Transactions	(100,000)	(50,000)

(1)	Includes transaction costs related to creations and redemptions.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares CICC China 5G & Semiconductor Index ETF
	Year Ended March 31, 2023	Year Ended March 31, 2022
Operations:
Net Investment Income	$74,429	$140,986
Net Realized Loss	(2,842,161)	(1,232,367)
Net Change in Unrealized Appreciation (Depreciation)	268,365	2,467,447
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,499,367)	1,376,066
Distributions	(45,914)	—

Capital Share Transactions:(1)
Issued	3,203	7,848,791
Redeemed	(4,057,370)	(106,409,148)
Decrease in Net Assets from Capital Share Transactions	(4,054,167)	(98,560,357)
Total Decrease in Net Assets	(6,599,448)	(97,184,291)

Net Assets:
Beginning of Year	21,695,860	118,880,151
End of Year	$15,096,412	$21,695,860

Share Transactions:
Issued	—	300,000
Redeemed	(250,000)	(4,350,000)
Net Decrease in Shares Outstanding from Share Transactions	(250,000)	(4,050,000)

(1)	Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares CICC China Consumer Leaders Index ETF
	Year Ended March 31, 2023	Year Ended March 31, 2022
Operations:
Net Investment Income	$134,895	$330,472
Net Realized Loss	(11,363,452)	(7,146,359)
Net Change in Unrealized Appreciation (Depreciation)	10,214,006	(6,860,658)
Net Decrease in Net Assets Resulting from Operations	(1,014,551)	(13,676,545)
Distributions	(68,755)	(267,348)

Capital Share Transactions:(1)
Issued	293,649	19,432,252
Redeemed	(36,769,983)	(15,178,158)
Increase (Decrease) in Net Assets from Capital Share Transactions	(36,476,334)	4,254,094
Total Decrease in Net Assets	(37,559,640)	(9,689,799)

Net Assets:
Beginning of Year	44,529,474	54,219,273
End of Year	$6,969,834	$44,529,474

Share Transactions:
Issued	—	800,000
Redeemed	(1,900,000)	(650,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(1,900,000)	150,000

(1)	Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares SSE STAR Market 50 Index ETF
	Year Ended March 31, 2023	Year Ended March 31, 2022
Operations:
Net Investment Loss	$(222,457)	$(597,970)
Net Realized Loss	(14,314,363)	(5,609,501)
Net Change in Unrealized Appreciation (Depreciation)	7,885,520	(2,007,586)
Net Decrease in Net Assets Resulting from Operations	(6,651,300)	(8,215,057)

Capital Share Transactions:(1)
Issued	2,467,586	25,541,153
Redeemed	(13,360,925)	(45,373,706)
Decrease in Net Assets from Capital Share Transactions	(10,893,339)	(19,832,553)
Total Decrease in Net Assets	(17,544,639)	(28,047,610)

Net Assets:
Beginning of Year	65,674,149	93,721,759
End of Year	$48,129,510	$65,674,149

Share Transactions:
Issued	150,000	1,000,000
Redeemed	(800,000)	(1,950,000)
Net Decrease in Shares Outstanding from Share Transactions	(650,000)	(950,000)

(1)	Includes transaction costs related to creations and redemptions.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares Hang Seng TECH Index ETF
	Year Ended March 31, 2023	Period Ended March 31, 2022(1)
Operations:
Net Investment Income	$31,932	$2,441
Net Realized Loss	(4,108,228)	(620,063)
Net Change in Unrealized Appreciation (Depreciation)	2,353,946	(1,540,772)
Net Decrease in Net Assets Resulting from Operations	(1,722,350)	(2,158,394)
Distributions	(11,428)	—

Capital Share Transactions:(2)
Issued	7,531,750	7,728,841
Redeemed	(4,053,614)	—
Increase in Net Assets from Capital Share Transactions	3,478,136	7,728,841
Total Increase in Net Assets	1,744,358	5,570,447

Net Assets:
Beginning of Year/Period	5,570,447	—
End of Year/Period	$7,314,805	$5,570,447

Share Transactions:
Issued	550,001	400,001
Redeemed	(400,000)	—
Net Increase in Shares Outstanding from Share Transactions	150,001	400,001

(1)	Commenced operations on June 8, 2021.
(2)	Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares China Innovation ETF
	Year Ended March 31, 2023	Period Ended March 31, 2022(1)
Operations:
Net Investment Loss	$(634)	$(688)
Net Realized Gain (Loss)	(87,288)	115,589
Net Change in Unrealized Appreciation (Depreciation)	23,085	(752,572)
Net Decrease in Net Assets Resulting from Operations	(64,837)	(637,671)
Distributions	(110,615)	(4,286)
Return of Capital	(53,934)	—

Capital Share Transactions:(2)
Issued	—	3,479,534
Redeemed	(1,011,132)	—
Increase (Decrease) in Net Assets from Capital Share Transactions	(1,011,132)	3,479,534
Total Increase (Decrease) in Net Assets	(1,240,518)	2,837,577

Net Assets:
Beginning of Year/Period	2,837,577	—
End of Year/Period	$1,597,059	$2,837,577

Share Transactions:
Issued	—	150,002
Redeemed	(50,000)	—
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(50,000)	150,002

(1)	Commenced operations on October 5, 2021.
(2)	Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (concluded)

	KraneShares S&P Pan Asia Dividend Aristocrats Index ETF	KraneShares China Internet and Covered Call Strategy ETF
	Period Ended March 31, 2023(1)	Period Ended March 31, 2023(2)
Operations:
Net Investment Income (Loss)	$36,318	$(1,113)
Net Realized Gain	5,115	395,952
Net Change in Unrealized Appreciation (Depreciation)	109,776	(528,078)
Net Increase (Decrease) in Net Assets Resulting from Operations	151,209	(133,239)
Distributions	(22,329)	(395,952)
Return of Capital	—	(139,051)

Capital Share Transactions:(3)
Issued	2,500,050	5,982,226
Increase in Net Assets from Capital Share Transactions	2,500,050	5,982,226
Total Increase in Net Assets	2,628,930	5,313,984

Net Assets:
Beginning of Period	—	—
End of Period	$2,628,930	$5,313,984

Share Transactions:
Issued	100,002	250,002
Net Increase in Shares Outstanding from Share Transactions	100,002	250,002

(1)	Commenced operations on September 15, 2022.
(2)	Commenced operations on January 12, 2023.
(3)	Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Selected Per Share Data & Ratios

For the Years Ended March 31

For a Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income (Loss) ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Return of Capital ($)
KraneShares CICC China Leaders 100 Index ETF
2023	28.78	0.87	(4.72)	(3.85)	(0.84)	(0.23)	—
2022	31.41	0.62	0.30	0.92	(0.63)	(2.92)	—
2021	25.03	0.80	6.41	7.21	(0.83)	—	—
2020	28.00	0.06	(2.98)	(2.92)	(0.05)	—	—
2019	33.88	0.66	(2.09)	(1.43)	(0.68)	(3.77)	—
KraneShares CSI China Internet ETF
2023	29.52	0.18	1.55	1.73	—	—	—
2022	75.59	(0.05)	(43.44)	(43.49)	—	(2.58)	—
2021	45.19	(0.28)	30.90	30.62	(0.22)	—	—
2020	47.04	(0.02)	(1.79)	(1.81)	(0.04)	—	—
2019	61.11	0.10	(12.90)	(12.80)	(0.01)	(1.26)	—
KraneShares Bosera MSCI China A 50 Connect Index ETF
2023	37.05	0.57	(5.28)	(4.71)	(0.54)	(5.71)	—
2022	43.97	0.43	(3.41)	(2.98)	(0.49)	(3.45)	—
2021	29.51	0.30	14.46	14.76	(0.30)	—	—
2020	31.88	0.47	(2.34)	(1.87)	(0.50)	—	—
2019	34.47	0.60	(2.27)	(1.67)	(0.52)	(0.40)	—
KraneShares Bloomberg China Bond Inclusion Index ETF
2023	33.97	0.68	(2.05)	(1.37)	(0.22)	—	(0.54)
2022	34.67	0.55	1.12	1.67	(2.37)	—	—
2021	32.31	0.60	2.57	3.17	(0.81)	—	—
2020	34.22	0.81	(1.75)	(0.94)	—	—	(0.97)
2019	37.23	1.31	(2.29)	(0.98)	(1.95)	—	(0.08)

*	Per share data calculated using average shares method.
**	Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Excludes effects of standard creation and redemption transaction fees associated with creation units.
^	The ratios of expenses and net investment income/(loss) to Average Net Assets reflect the expenses and net investment income/(loss), respectively, for the year/period as reported in the Statements of Operations and do not reflect the Fund’s proportionate share of the income and expenses of the money market funds.
~	During the periods, certain fees were waived. (See Note 3 in the Notes to Financial Statements).
(1)	During the year ended March 31, 2023, 2022, 2021, 2020, and 2019 the Fund participated in securities lending, generating $3,155,440, $3,419,311, $3,716,046, $5,794,534, and $9,746,130, respectively, in security lending income. The expense ratios include $301,354, $337,352, $376,498, $579,613, and $968,632, respectively, in security lending fees paid to the Adviser. Had these fees been excluded, the expense ratios would have been 0.69%, 0.68%, 0.69%, 0,69%, and 0.69%, respectively.

The accompanying notes are an integral part of the financial statements.

Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)~	Ratio of Expenses to Average Net Assets (Excluding Waivers, as applicable) (%)~	Ratio of Net Investment Income (Loss) to Average Net Assets (%)	Portfolio Turnover (%)

(1.07)	23.86	(13.15)	5,965	0.69	0.69	3.52	90
(3.55)	28.78	2.77	10,075	0.68	0.68	2.00	167
(0.83)	31.41	28.90	12,563	0.69	0.69	2.68	143
(0.05)	25.03	(10.45)	16,273	0.69	0.69	0.23	126
(4.45)	28.00	(0.62)	2,800	0.70	0.70	2.21	181

—	31.25	5.86	6,111,669	0.69(1)	0.69	0.61	60
(2.58)	29.52	(57.99)	6,239,534	0.69(1)	0.69	(0.12)	60
(0.22)	75.59	67.77	3,662,260	0.70(1)	0.70	(0.39)	89
(0.04)	45.19	(3.85)	2,313,638	0.73(1)	0.73	(0.05)	33
(1.27)	47.04	(20.44)	2,074,505	0.75(1)	0.76	0.20	70

(6.25)	26.09	(12.63)	470,873	0.55	0.78	1.83	68
(3.94)	37.05	(7.96)	559,393	0.59	0.79	0.97	89
(0.30)	43.97	50.00	802,364	0.59	0.79	0.74	35
(0.50)	29.51	(5.98)	507,508	0.59	0.80	1.52	91
(0.92)	31.88	(4.01)	604,035	0.60	0.80	2.05	106

(0.76)	31.84	(3.98)	11,145	0.49	0.69	2.15	151
(2.37)	33.97	4.89	13,586	0.42	0.68	1.59	159
(0.81)	34.67	9.91	12,134	0.57^	0.69^	1.80^	—
(0.97)	32.31	(2.75)	12,924	0.57^	0.70^	2.46^	—
(2.03)	34.22	(2.52)	18,822	0.58^	0.70^	3.76^	—

The accompanying notes are an integral part of the financial statements.

Financial Highlights (continued)

Selected Per Share Data & Ratios

For the Years Ended March 31

For a Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income (Loss) ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Return of Capital ($)
KraneShares MSCI All China Index ETF
2023	24.89	0.50	(2.15)	(1.65)	(0.77)	(0.48)	—
2022	34.46	0.47	(8.71)	(8.24)	(0.40)	(0.93)	—
2021	23.53	0.22	11.06	11.28	(0.35)	—	—
2020	25.48	0.36	(1.93)	(1.57)	(0.38)	—	—
2019	26.96	0.18	(1.23)	(1.05)	(0.43)	—	—
KraneShares MSCI One Belt One Road Index ETF
2023	27.63	0.73	(4.85)	(4.12)	(1.08)	—	—
2022	28.85	0.95	(1.18)	(0.23)	(0.99)	—	—
2021	17.76	0.48	11.16	11.64	(0.55)	—	—
2020	23.69	0.70	(5.58)	(4.88)	(1.05)	—	—
2019	25.64	0.48	(1.82)	(1.34)	(0.61)	—	—
KraneShares Emerging Markets Consumer Technology Index ETF
2023	18.04	0.10	(2.86)	(2.76)	—	—	—
2022	32.06	(0.05)	(13.90)	(13.95)	(0.01)	(0.06)	—
2021	19.55	0.11	13.14	13.25	(0.74)	—	—
2020	22.94	0.10	(3.07)	(2.97)	(0.42)	—	—
2019	26.48	—	(3.54)	(3.54)	—	—	—
KraneShares MSCI China Clean Technology Index ETF
2023	36.71	0.12	(7.75)	(7.63)	(0.10)	(0.44)	—
2022	40.34	0.21	(3.65)	(3.44)	(0.19)	—	—
2021	16.60	(0.28)	24.02	23.74	—#	—	—
2020	20.28	0.70	(3.29)	(2.59)	(1.09)	—	—
2019	23.86	0.39	(3.61)	(3.22)	(0.36)	—	—
KraneShares Electric Vehicles and Future Mobility Index ETF
2023	39.57	0.33	(8.98)	(8.65)	(0.32)	—	—
2022	42.25	0.08	0.39(3)	0.47	(0.52)	(2.63)	—
2021	19.02	0.08	23.21	23.29	(0.06)	—	—
2020	20.64	0.33	(1.51)	(1.18)	(0.44)	—	—
2019	23.30	0.21	(2.62)	(2.41)	(0.25)	—	—

*	Per share data calculated using average shares method.
**	Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Excludes effects of standard creation and redemption transaction fees associated with creation units.
#	Amount represents less than $0.005 per share.
~	During the periods, certain fees were waived. (See Note 3 in the Notes to Financial Statements).
(1)	The expense ratio includes $6,087 in security lending fees paid to the Adviser. Had these fees been excluded, the expense ratios would have been 0.58%.
(2)	The expense ratio includes $67,245 in security lending fees paid to the Adviser. Had these fees been excluded, the expense ratios would have been 0.69%.
(3)	Realized and unrealized gains and losses per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)~	Ratio of Expenses to Average Net Assets (Excluding Waivers, as applicable) (%)~	Ratio of Net Investment Income (Loss) to Average Net Assets (%)	Portfolio Turnover (%)

(1.25)	21.99	(6.44)	8,795	0.49	0.69	2.19	55
(1.33)	24.89	(24.35)	16,181	0.48	0.68	1.49	18
(0.35)	34.46	47.97	22,402	0.49	0.69	0.67	45
(0.38)	23.53	(6.30)	7,059	0.49	0.69	1.47	7
(0.43)	25.48	(3.52)	6,370	0.67	0.69	0.74	62

(1.08)	22.43	(14.98)	4,485	0.79	0.79	2.96	34
(0.99)	27.63	(1.11)	8,290	0.78	0.78	3.12	36
(0.55)	28.85	65.82	10,099	0.79	0.79	2.07	39
(1.05)	17.76	(21.78)	7,105	0.80	0.80	3.03	30
(0.61)	23.69	(4.94)	21,322	0.79	0.79	2.05	72

—	15.28	(15.30)	30,562	0.60(1)	0.80	0.66	87
(0.07)	18.04	(43.57)	55,935	0.59	0.79	(0.17)	97
(0.74)	32.06	67.85	110,604	0.59	0.79	0.36	112
(0.42)	19.55	(13.29)	22,485	0.81	0.81	0.46	56
—	22.94	(13.37)	28,680	0.80	0.80	(0.02)	119

(0.54)	28.54	(20.71)	95,611	0.79	0.79	0.38	49
(0.19)	36.71	(8.61)	146,859	0.78	0.78	0.48	62
—	40.34	143.03	141,173	0.78	0.78	(0.65)	164
(1.09)	16.60	(13.17)	1,661	0.79	0.79	3.81	53
(0.36)	20.28	(13.28)	4,056	0.79	0.80	1.92	147

(0.32)	30.60	(21.78)	185,106	0.72(2)	0.72	0.99	69
(3.15)	39.57	0.04	296,761	0.70	0.70	0.17	114
(0.06)	42.25	122.46	198,570	0.70	0.70	0.21	81
(0.44)	19.02	(6.15)	17,116	0.72	0.72	1.57	53
(0.25)	20.64	(10.19)	33,026	0.70	0.70	0.98	74

The accompanying notes are an integral part of the financial statements.

Financial Highlights (continued)

Selected Per Share Data & Ratios

For the Years/Periods Ended March 31

For a Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income (Loss) ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Return of Capital ($)
KraneShares MSCI All China Health Care Index ETF
2023	23.79	0.07	(3.08)	(3.01)	(0.01)	—	—
2022	38.30	(0.02)	(10.44)	(10.46)	—	(4.05)	—
2021	23.78	(0.09)	14.61	14.52	—#	—	—
2020	22.29	0.07	1.48	1.55	(0.06)	—	—
2019	26.65	0.02	(4.30)	(4.28)	(0.04)	(0.04)	—
KraneShares Asia Pacific High Income Bond ETF
2023	29.48	2.23	(2.44)	(0.21)	(2.54)	—	—
2022	39.14	1.78	(9.26)	(7.48)	(1.88)	—	(0.30)
2021	37.32	2.10	2.44	4.54	(2.58)	(0.14)	—
2020	40.73	2.08	(3.49)	(1.41)	(1.81)	(0.19)	—
2019(1)	40.00	1.55	0.67	2.22	(1.31)	—#	(0.18)
KraneShares Emerging Markets Healthcare Index ETF
2023	24.69	(0.02)	(3.67)	(3.69)	(0.05)	—	—
2022	33.39	0.09	(8.68)	(8.59)	(0.11)	—	—
2021	20.85	(0.02)	12.57	12.55	(0.01)	—	—
2020	22.38	0.01	(1.16)	(1.15)	(0.37)	—	(0.01)
2019(2)	25.00	(0.04)	(2.58)	(2.62)	—#	—	—
KraneShares MSCI Emerging Markets ex China Index ETF
2023	29.73	0.91	(4.56)	(3.65)	(0.99)	—	—
2022	30.99	0.79	(0.56)	0.23	(0.73)	(0.76)	—
2021	18.41	0.55	12.53	13.08	(0.50)	—	—
2020(3)	25.00	0.60	(6.45)	(5.85)	(0.74)	—	—
KraneShares MSCI China ESG Leaders Index ETF
2023	22.68	0.40	(2.77)	(2.37)	(0.40)	—	—
2022	32.10	0.39	(9.18)	(8.79)	(0.33)	(0.30)	—
2021(4)	25.00	(0.07)	7.32	7.25	—	(0.15)	—
KraneShares CICC China 5G & Semiconductor Index ETF
2023	19.72	0.08	(1.99)	(1.91)	(0.05)	—	—
2022	23.08	0.04	(3.40)	(3.36)	—	—	—
2021(5)	25.00	(0.06)	(1.86)	(1.92)	—	—	—
KraneShares CICC China Consumer Leaders Index ETF
2023	19.79	0.26	0.06	0.32	(0.20)	—	—
2022	25.82	0.15	(6.06)	(5.91)	(0.12)	—	—
2021(6)	25.00	(0.05)	0.87	0.82	—	—	—

*	Per share data calculated using average shares method.
**	Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Excludes effects of standard creation and redemption transaction fees associated with creation units.
†	Annualized.
††	Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized.
#	Amount represents less than $0.005 per share.
~	During the periods, certain fees were waived. (See Note 3 in the Notes to Financial Statements).
(1)	The Fund commenced operations on June 26, 2018.
(2)	The Fund commenced operations on August 29, 2018.

The accompanying notes are an integral part of the financial statements.

Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)~	Ratio of Expenses to Average Net Assets (Excluding Waivers, as applicable) (%)~	Ratio of Net Investment Income (Loss) to Average Net Assets (%)	Portfolio Turnover (%)

(0.01)	20.77	(12.65)	94,492	0.65(7)	0.79	0.35	32
(4.05)	23.79	(28.88)	136,811	0.65	0.79	(0.04)	44
—	38.30	61.06	214,464	0.65	0.79	(0.25)	45
(0.06)	23.78	6.95	32,110	0.69	0.79	0.32	101
(0.08)	22.29	(15.99)	39,004	0.79	0.79	0.08	71

(2.54)	26.73	(0.44)	20,045	0.69	0.69	8.19	119
(2.18)	29.48	(19.73)	26,535	0.68	0.68	5.33	150
(2.72)	39.14	12.32	9,786	0.69	0.69	5.32	53
(2.00)	37.32	(3.72)	11,197	0.70	0.70	5.12	70
(1.49)	40.73	5.72	12,220	0.69†	0.69†	5.13†	38††

(0.05)	20.95	(14.97)	2,095	0.79	0.79	(0.08)	36
(0.11)	24.69	(25.77)	2,469	0.81	0.81	0.29	28
(0.01)	33.39	60.18	5,009	0.80	0.80	(0.05)	73
(0.38)	20.85	(5.25)	1,043	0.80	0.80	0.04	61
—	22.38	(10.47)	4,476	0.79†	0.79†	(0.34)†	57††

(0.99)	25.09	(12.12)	30,112	0.24	0.59	3.55	50
(1.49)	29.73	0.57	32,699	0.23	0.58	2.52	23
(0.50)	30.99	71.19	30,991	0.30	0.58	1.90	19
(0.74)	18.41	(24.31)	1,841	0.50†	0.60†	2.54†	5††

(0.40)	19.91	(10.38)	4,977	0.59	0.59	1.97	42
(0.63)	22.68	(27.63)	7,938	0.59	0.59	1.30	57
(0.15)	32.10	29.05	12,839	0.58†	0.58†	(0.35)†	30††

(0.05)	17.76	(9.62)	15,096	0.65	0.79	0.47	25
—	19.72	(14.56)	21,696	0.65	0.79	0.17	58
—	23.08	(7.68)	118,880	0.64†	0.78†	(0.64)†	59††

(0.20)	19.91	1.64	6,970	0.69	0.69	1.32	46
(0.12)	19.79	(22.98)	44,529	0.68	0.68	0.63	62
—	25.82	3.28	54,219	0.68†	0.68†	(0.63)†	50††

(3)	The Fund commenced operations on April 12, 2019.
(4)	The Fund commenced operations on July 28, 2020.
(5)	The Fund commenced operations on November 23, 2020.
(6)	The Fund commenced operations on December 8, 2020.
(7)	The expense ratio includes $1,908 in security lending fees paid to the Adviser. Had these fees been excluded, the expense ratios would have been 0.64%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights (concluded)

Selected Per Share Data & Ratios

For the Years/Periods Ended March 31

For a Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income (Loss) ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Return of Capital ($)
KraneShares SSE STAR Market 50 Index ETF
2023	18.76	(0.07)	(1.80)	(1.87)	—	—	—
2022	21.06	(0.14)	(2.16)	(2.30)	—	—	—
2021(1)	25.00	(0.03)	(3.91)	(3.94)	—	—	—
KraneShares Hang Seng TECH Index ETF
2023	13.93	0.05	(0.66)	(0.61)	(0.02)	—	—
2022(2)	25.00	0.01	(11.08)	(11.07)	—	—	—
KraneShares China Innovation ETF
2023	18.92	(0.01)	(1.29)	(1.30)	—	(1.11)	(0.54)
2022(3)	25.00	(0.01)	(6.03)	(6.04)	(0.04)	—	—
KraneShares S&P Pan Asia Dividend Aristocrats Index ETF
2023(4)	25.00	0.37	1.14	1.51	(0.22)	—	—
KraneShares China Internet and Covered Call Strategy ETF
2023(5)	25.00	(0.01)	(0.91)	(0.92)	(2.09)	—	(0.73)

*	Per share data calculated using average shares method.
**	Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Excludes effects of standard creation and redemption transaction fees associated with creation units.
†	Annualized.
††	Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized.
~	During the periods, certain fees were waived. (See Note 3 in the Notes to Financial Statements).
(1)	The Fund commenced operations on January 26, 2021.
(2)	The Fund commenced operations on June 8, 2021.
(3)	The Fund commenced operations on October 5, 2021.
(4)	The Fund commenced operations on September 15, 2022.
(5)	The Fund commenced operations on January 12, 2023.

The accompanying notes are an integral part of the financial statements.

Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)~	Ratio of Expenses to Average Net Assets (Excluding Waivers, as applicable) (%)~	Ratio of Net Investment Income (Loss) to Average Net Assets (%)	Portfolio Turnover (%)

—	16.89	(9.97)	48,130	0.89	0.89	(0.44)	43
—	18.76	(10.92)	65,674	0.88	0.88	(0.57)	78
—	21.06	(15.76)	93,722	0.88†	0.88†	(0.88)†	12††

(0.02)	13.30	(4.37)	7,315	0.69	0.69	0.42	126
—	13.93	(44.28)	5,570	0.68†	0.68†	0.09†	60††

(1.65)	15.97	(6.60)	1,597	0.14	0.26	(0.03)	4
(0.04)	18.92	(24.19)	2,838	0.25†	0.25†	(0.06)†	4††

(0.22)	26.29	6.08	2,629	0.68†	0.68†	2.68†	35††

(2.82)	21.26	(3.56)	5,314	0.26†	0.26†	(0.14)†	—††

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. ORGANIZATION

KraneShares Trust (the “Trust”) is a Delaware Statutory Trust formed on February 3, 2012. The Trust is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of March 31, 2023, the Trust had thirty-one operational series. The financial statements herein and the related notes pertain to the following 21 series: KraneShares CICC China Leaders 100 Index ETF, KraneShares CSI China Internet ETF, KraneShares Bosera MSCI China A 50 Connect Index ETF, KraneShares Bloomberg China Bond Inclusion Index ETF, KraneShares MSCI All China Index ETF, KraneShares MSCI One Belt One Road Index ETF, KraneShares Emerging Markets Consumer Technology Index ETF, KraneShares MSCI China Clean Technology Index ETF, KraneShares Electric Vehicles and Future Mobility Index ETF, KraneShares MSCI All China Health Care Index ETF, KraneShares Asia Pacific High Income Bond ETF, KraneShares Emerging Markets Healthcare Index ETF, KraneShares MSCI Emerging Markets ex China Index ETF, KraneShares MSCI China ESG Leaders Index ETF, KraneShares CICC China 5G & Semiconductor Index ETF, KraneShares CICC China Consumer Leaders Index ETF, KraneShares SSE STAR Market 50 Index ETF, KraneShares Hang Seng TECH Index ETF, KraneShares China Innovation ETF, KraneShares S&P Pan Asia Dividend Aristocrats Index ETF and KraneShares China Internet and Covered Call Strategy ETF (each, a “Fund” and collectively, the “Funds”). KraneShares Bosera MSCI China A 50 Connect Index ETF, KraneShares MSCI All China Index ETF, KraneShares MSCI Emerging Markets ex China Index ETF, KraneShares Emerging Markets Consumer Technology Index ETF, KraneShares MSCI One Belt One Road Index ETF and KraneShares Electric Vehicles and Future Mobility Index ETF are diversified Funds. All other Funds are non-diversified Funds, as defined under Section 5(b)(1) of the Investment Company Act. Krane Funds Advisors, LLC (“Krane” or the “Adviser”), a Delaware limited liability company, serves as the investment adviser for the Funds and is subject to the supervision of the Board of Trustees (the “Board”). The Adviser is responsible for managing the investment activities of the Funds, the Funds’ business affairs and other administrative matters. The Adviser may use sub-advisers (each, a “Sub-Adviser” or collectively, the “Sub-Advisers”) to perform the day-to-day management of the Funds.

China International Capital Corporation (USA) Holdings Inc., a wholly-owned, indirect subsidiary of China International Capital Corporation Limited owns a majority stake in Krane. As of March 31, 2023, Central Huijin Investment Limited, a mainland Chinese-domiciled entity, and HKSCC Nominees Limited, held approximately 40.1% and 39.4%, respectively, of the shares of China International Capital Corporation Limited. Central Huijin Investment Limited is a wholly-owned subsidiary of China Investment Corporation, which is a mainland Chinese sovereign wealth fund. KFA One Holdings, LLC, located at 280 Park Avenue 32nd Floor, New York, New York, 10017, holds the remaining equity interests in Krane and Jonathan Krane, through his equity interests in KFA One Holdings, LLC, beneficially owns more than 10% of the equity interests in Krane.

Shares of the Funds are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”) (the “Exchange”). Market prices for Fund shares (“Shares”) may be different from their net asset value (“NAV”). The Funds issue and redeem Shares on a continuous basis at NAV only in large blocks of Shares, typically 25,000, 50,000 or 100,000 Shares or multiples thereof, called “Creation Units”. This does not mean, however, that individual investors will be able to redeem and purchase Shares directly with the series of the Trust. Only Authorized Participants can redeem and purchase Creation Units of Shares directly. Each Fund will issue and redeem Shares for a basket of securities and/or a balancing cash amount. Individual shares trade in the secondary market at market prices that change throughout the day.

Notes to Financial Statements (continued)

The investment objective of each of the following Funds is to seek to provide a total return that (before fees and expenses) tracks the performance of its respective index listed below (each, an “Underlying Index”):

KraneShares Funds	Index
KraneShares CICC China Leaders 100 Index ETF	CSI CICC Select 100 Index
KraneShares CSI China Internet ETF	CSI Overseas China Internet Index
KraneShares Bosera MSCI China A 50 Connect Index ETF	MSCI China A 50 Connect Index
KraneShares Bloomberg China Bond Inclusion Index ETF	Bloomberg China Inclusion Focused Bond Index
KraneShares MSCI All China Index ETF	MSCI China All Shares Index
KraneShares MSCI One Belt One Road Index ETF	MSCI Global China Infrastructure Exposure Index
KraneShares Emerging Markets Consumer Technology Index ETF	Solactive Emerging Markets Consumer Technology Index
KraneShares MSCI China Clean Technology Index ETF	MSCI China IMI Environment 10/40 Index
KraneShares Electric Vehicles and Future Mobility Index ETF	Bloomberg Electric Vehicles Index
KraneShares MSCI All China Health Care Index ETF	MSCI China All Shares Health Care 10/40 Index
KraneShares Emerging Markets Healthcare Index ETF	Solactive Emerging Markets Healthcare Index
KraneShares MSCI Emerging Markets ex China Index ETF	MSCI Emerging Markets ex China Index
KraneShares MSCI China ESG Leaders Index ETF	MSCI China ESG Leaders 10/40 Index
KraneShares CICC China 5G & Semiconductor Index ETF	CICC China 5G and Semiconductor Leaders Index
KraneShares CICC China Consumer Leaders Index ETF	CICC China Consumer Leaders Index
KraneShares SSE STAR Market 50 Index ETF	SSE Science and Technology Innovation Board 50 Index
KraneShares Hang Seng TECH Index ETF	Hang Seng TECH Index
KraneShares S&P Pan Asia Dividend Aristocrats Index ETF	S&P Pan Asia Dividend Aristocrats® Index

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and could have a material impact to the Funds.

SECURITY VALUATION — The NAV per share of each Fund is computed by dividing the value of the net assets of a Fund (i.e., the value of its total assets less total liabilities and withholdings) by the total number of shares of a Fund outstanding, rounded to the nearest cent. Expenses and fees,

Notes to Financial Statements (continued)

including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per share for each Fund normally is calculated by the Administrator (as defined below) and determined as of the regularly scheduled close of normal trading on each day that the Exchange is scheduled to be open for business (normally 4:00 p.m., Eastern Time). Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

Securities listed on a securities exchange (i.e., exchange-traded equity securities), market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued by independent pricing agents at the last reported sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at the time as of which the Fund’s NAV is calculated if a security’s exchange is normally open at that time). If there is no such reported sale, such securities are valued at the most recently reported bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain bid and ask prices from two broker-dealers who make a market in the portfolio instrument and determines the average of the two.

If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value.

The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. The exchange rates used for valuation are captured as of the close of the London Stock Exchange each day normally at 4:00 p.m. Greenwich Mean Time. The value of a swap contract is equal to the obligation (or rights) under the swap contract, which will generally be equal to the net amounts to be paid or received under the contract based upon the relative values of the positions held by each party to the contract as determined by the applicable independent, third party pricing agent. Exchange-traded options, except as discussed below for FLEX options, are valued at the last reported sales price on the exchange on which they are listed. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Over-the-counter (“OTC”) options are valued based upon prices determined by the applicable independent, third party pricing agent. Futures are valued at the settlement price established by the board of trade on which they are traded. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate and the 30-, 60-, 90- and 180-day forward rates provided by an independent pricing agent. As of and during the year ended March 31, 2023, the Funds did not hold swaps or foreign currency forward contracts.

Notes to Financial Statements (continued)

FLEX (short for flexible) options are normally valued using a model-based price provided by a third-party pricing vendor. On days when a trade in a FLEX options occurs, the trade price will be used to value such FLEX options in lieu of the model price.

On certain days, the settlement price for futures may not be available at the time the Fund calculates its NAV. On such days, the best available price (which is typically the last trade price) may be used to value futures.

Investments in open-end investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end investment companies that trade on an exchange are valued in the same manner as other exchange-traded equity securities (described above).

Securities issued by a wholly owned subsidiary of a Fund will be valued at the subsidiary’s net asset value, which will be determined using the same pricing policies and procedures applicable to the Fund.

Investments for which market prices are not “readily available,” or are not deemed to reflect current market values, or are debt securities where no evaluated price is available from third-party pricing agents pursuant to established methodologies, are fair valued in accordance with Krane’s valuation policies and procedures approved by the Board. Some of the more common reasons that may necessitate that a security be valued using “fair value” pricing may include, but are not limited to: the security’s trading has been halted or suspended; the security’s primary trading market is temporarily closed; or the security has not been traded for an extended period of time.

In addition, a Fund may fair value its securities if an event that may materially affect the value of a Fund’s securities that trade outside of the United States (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector, country or region. Events that may be Significant Events may include: government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations. If Krane becomes aware of a Significant Event that has occurred with respect to a portfolio instrument or group of portfolio instruments after the closing of the exchange or market on which the portfolio instrument or portfolio instruments principally trade, but before the time at which a Fund calculates its NAV, it will notify the Administrator and may request that an ad hoc meeting of the Fair Valuation Committee be called.

With respect to trade-halted securities, the Adviser typically will fair value a trade-halted security by adjusting the security’s last market close price by the security’s sector performance, as measured by a predetermined index, unless Krane’s Fair Valuation Committee determines to make additional adjustments. Certain foreign securities exchanges have mechanisms in place that confine one day’s price movement in an individual security to a pre-determined price range based on that day’s opening price (“Collared Securities”). Fair value determinations for Collared Securities will generally be capped based on any applicable pre-determined “limit down” or “limit up” prices established by the relevant foreign securities exchange. As an example, China A-Shares can only be plus or minus ten percent in one day of trading in the relevant mainland China equity market. As a result, the fair value price determination on a given day will generally be capped plus or minus ten percent.

Notes to Financial Statements (continued)

Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could actually be realized upon the sale of the security or that another fund that uses market quotations or its own fair value procedures to price the same securities. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Underlying Index. This may adversely affect a Fund’s ability to track its Underlying Index.

Trading in securities on many foreign exchanges is normally completed before the close of business on each Business Day (a “Business Day”, as used herein, is any day on which the Exchange is open for business). In addition, securities trading in a particular country or countries may not take place on each Business Day or may take place on days that are not Business Days. Changes in valuations on certain securities may occur at times or on days on which a Fund’s NAV is not calculated and on which Fund shares do not trade and sales and redemptions of shares do not occur. As a result, the value of a Fund’s portfolio securities and the net asset value of its shares may change on days when share purchases or sales cannot occur.

Fund shares are purchased or sold on a national securities exchange at market prices, which may be higher or lower than NAV. Transactions in Fund shares will be priced at NAV only if shares are purchased or redeemed directly from a Fund in Creation Units. No secondary sales will be made to brokers or dealers at concession by the Distributor or by a Fund. Purchases and sales of shares in the secondary market, which will not involve a Fund, will be subject to customary brokerage commissions and charges.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date.

Level 2 — Other significant observable inputs (including quoted prices in non-active markets, quoted prices for similar investments, fair value of investments for which the Funds have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term, and short-term investments valued at amortized cost).

Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments, broker quotes, fair value of investments for which the Funds do not have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term).

Notes to Financial Statements (continued)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. For details of the investment classification, refer to each Fund’s Schedule of Investments.

FEDERAL INCOME TAXES — It is each Fund’s intention to qualify or continue to qualify as a regulated investment company for federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute annually all or substantially all of its taxable income and gains to shareholders. Accordingly, no provisions for federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provisions in the current period. However, management’s conclusions regarding tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of March 31, 2023, management of the Funds has reviewed all open tax years since inception and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on the trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Interest income is recognized on the accrual basis from the settlement date and includes the amortization of premiums and the accretion of discount calculated using the effective interest method.

Dividend income received from affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from affiliated funds are recognized on ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of affiliated funds are on the basis of specific identification. See details on the Statements of Operations.

OPTIONS — The KraneShares China Internet and Covered Call Strategy ETF writes (sells) at the money Flexible Exchange call options (“FLEX options”) on the KraneShares CSI China Internet ETF (“Underlying Fund”). The KraneShares China Internet and Covered Call Strategy ETF will cover such options by holding the Underlying Fund. FLEX options are exchange-traded options contracts with uniquely customizable terms like exercise price, style, and expiration date. Each FLEX option written will generally (i) have an expiration date greater than 30 days; (ii) have an exercise price generally at the prevailing market price of the Underlying Fund; and (iii) be traded on a national securities exchange. The KraneShares China Internet and Covered Call Strategy ETF will attempt to hold each FLEX option written until expiration. However, if there are redemptions in the

Notes to Financial Statements (continued)

KraneShares China Internet and Covered Call Strategy ETF, it may not be able to hold such options until expiration. In addition, each FLEX option written generally will only be subject to exercise on its expiration date.

As of March 31, 2023, the KraneShares China Internet and Covered Call Strategy ETF had open written option positions. Refer to the KraneShares China Internet and Covered Call Strategy ETF’s Schedule of Investments for details regarding open options as of March 31, 2023. All options held during the period were equity options.

For the period ended March 31, 2023, the average monthly cost for written options held during the period by the KraneShares China Internet and Covered Call Strategy ETF was $252,778.

FOREIGN CURRENCY — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Each Fund, except for the KraneShares Asia Pacific High Income Bond ETF, the KraneShares Bloomberg China Bond Inclusion Index ETF and the KraneShares China Internet and Covered Call Strategy ETF intends to pay out dividends, if any, at least annually; each of the KraneShares Asia Pacific High Income Bond ETF, the KraneShares Bloomberg China Bond Inclusion Index ETF and the KraneShares China Internet and Covered Call Strategy ETF intend to pay out dividends, if any, at least monthly. The Funds distribute their net investment income at least annually. Any net realized capital gains are distributed annually. All distributions are recorded on the ex-dividend date.

CASH OVERDRAFT CHARGES — Per the terms of an agreement with Brown Brothers Harriman & Co. (“BBH”), the Funds’ Custodian, if a Fund has a cash overdraft on a given day, it will be assessed an overdraft charge of the BBH Base Rate plus 2.00%. Cash overdraft charges are included in “Interest Expense” on the Statements of Operations.

SECURITIES LENDING — The Funds may lend securities from their portfolios to brokers, dealers and other financial institutions. In connection with such loans, a Fund remains the beneficial owner of the loaned securities and continues to receive payments in amounts approximately equal to the interest, dividends or other distributions payable on the loaned securities. A Fund also has the right to terminate a loan at any time. A Fund does not have the right to vote on securities while they are on loan. Loans of portfolio securities will not exceed 33 1/3% of the value of a Fund’s total assets (including the value of all assets received as collateral for the loan). A Fund will receive collateral in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of cash, a Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. Krane and a sub-adviser are subject to potential conflicts of interest because the compensation paid to them increases in connection with any net

Notes to Financial Statements (continued)

income received by a Fund from a securities lending program. Each Fund pays Krane 10% of any net monthly income received from the investment of cash collateral and loan fees received from borrowers in respect of each securities loan (net of any amounts paid to the custodian and/or securities lending agent or rebated to borrowers) (see Note 3).

The following table discloses the securities on loan as of March 31, 2023:

KraneShares Funds	Market Value Securities on Loan	Cash Collateral for Securities on Loan
KraneShares CSI China Internet ETF	$29,815,441	$31,393,462
KraneShares Emerging Markets Consumer Technology Index ETF	632,846	696,591
KraneShares Electric Vehicles and Future Mobility Index ETF	8,113,787	8,431,059

CREATION UNITS — The Funds issue and redeem Shares at NAV and only in large blocks of Shares (each block of Shares for a Fund is a Creation Unit of 25,000 Shares, 50,000 Shares, 100,000 Shares, or multiples thereof). In its discretion, the Trust reserves the right to increase or decrease the number of each Fund’s shares that constitute a Creation Unit.

Except when aggregated in Creation Units, Shares are not redeemable securities of a Fund. Shares of a Fund may only be purchased or redeemed by certain Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the Shares directly from a Fund. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees when buying or selling Shares. If a Creation Unit is purchased or redeemed for cash, a higher transaction fee may be charged.

The following table discloses Creation Unit breakdown for the year ended March 31, 2023:

KraneShares Funds	Creation Unit Shares	Standard Transaction Fee - Subscriptions	Value at March 31, 2023	Standard Transaction Fee - Redemptions	Maximum Variable Transaction Fee*
KraneShares CICC China Leaders 100 Index ETF	50,000	$1,700	$1,193,000	$1,700	2.00%
KraneShares CSI China Internet ETF	50,000	500	1,562,500	500	2.00%
KraneShares Bosera MSCI China A 50 Connect Index ETF	50,000	850	1,304,500	850	2.00%
KraneShares Bloomberg China Bond Inclusion Index ETF	50,000	500	1,592,000	500	2.00%
KraneShares MSCI All China Index ETF	50,000	4,250	1,099,500	4,250	2.00%
KraneShares MSCI One Belt One Road Index ETF	50,000	3,600	1,121,500	3,600	2.00%
KraneShares Emerging Markets Consumer Technology Index ETF	50,000	1,500	764,000	1,500	2.00%
KraneShares MSCI China Clean Technology Index ETF	50,000	800	1,427,000	800	2.00%
KraneShares Electric Vehicles and Future Mobility Index ETF	50,000	800	1,530,000	800	2.00%

Notes to Financial Statements (continued)

KraneShares Funds	Creation Unit Shares	Standard Transaction Fee - Subscriptions	Value at March 31, 2023	Standard Transaction Fee - Redemptions	Maximum Variable Transaction Fee*
KraneShares MSCI All China Health Care Index ETF	50,000	$1,200	$1,038,500	$1,200	2.00%
KraneShares Asia Pacific High Income Bond ETF	50,000	600	1,336,500	600	2.00%
KraneShares Emerging Markets Healthcare Index ETF	50,000	2,100	1,047,500	2,100	2.00%
KraneShares MSCI Emerging Markets ex China Index ETF	100,000	15,000	2,509,000	15,000	2.00%
KraneShares MSCI China ESG Leaders Index ETF	50,000	2,100	995,500	2,100	2.00%
KraneShares CICC China 5G & Semiconductor Index ETF	50,000	500	888,000	500	2.00%
KraneShares CICC China Consumer Leaders Index ETF	50,000	500	995,500	500	2.00%
KraneShares SSE STAR Market 50 Index ETF	50,000	2,250	844,500	2,250	2.00%
KraneShares Hang Seng TECH Index ETF	50,000	550	665,000	550	2.00%
KraneShares China Innovation ETF	50,000	50	798,500	50	2.00%
KraneShares S&P Pan Asia Dividend Aristocrats Index ETF	50,000	1,800	1,314,500	1,800	2.00%
KraneShares China Internet and Covered Call Strategy ETF	25,000	10	531,500	10	2.00%

*	As a percentage of the Creation Unit(s) purchased/redeemed.

The Adviser may adjust the transaction fees from time to time based on actual experience.

CASH AND CASH EQUIVALENTS — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash equivalents on the Statement of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

3. RELATED PARTY TRANSACTIONS

INVESTMENT ADVISORY AGREEMENT — The Adviser serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement between the Trust on behalf of each Fund and the Adviser (the “Agreement”). Under the Agreement, Krane is responsible for reviewing, supervising and administering each Fund’s investment program and the general management and administration of the Trust. In addition to these services, to the extent a Fund engages in securities lending, Krane will: (i) determine which securities are available for loan and notify the securities lending agent for a Fund (the “Agent”), (ii) monitor the Agent’s activities to ensure that securities loans are effected in accordance with Krane’s instructions and in accordance with applicable procedures and guidelines adopted by the Board, (iii) make recommendations to the Board regarding the Fund’s participation in securities lending; (iv) prepare appropriate periodic reports for, and seek appropriate periodic approvals from, the Board with respect to securities lending activities, (v) respond to Agent inquiries concerning the Agent’s activities, and (vi) such other related duties as Krane deems necessary or appropriate. The Board of Trustees of the Trust supervises Krane and establishes policies that Krane must follow in its management activities.

Notes to Financial Statements (continued)

The Agreement requires the Adviser to pay all operating expenses of the Funds, except: (a) interest and taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes); (b) expenses of the Funds incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions and short sale dividend or interest expense; (c) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b-1 under the Investment Company Act, including distribution fees; (d) “Acquired Fund Fees and Expenses” (as defined by Form N-1A under the Investment Company Act); (e) litigation expenses; (f) the compensation payable to the Adviser under the Agreement; (g) compensation and expenses of the Independent Trustees (including any fees of independent legal counsel to the Independent Trustees); and (h) any expenses determined to be extraordinary expenses by the Board. In addition, under the Agreement, while the fees and expenses related to the Funds’ securities lending-related activities reduce the gross revenues and income of the Funds from such activities, they are not fees and expenses for which Krane is responsible.

Each Agreement provides that each Fund pays a unitary (or unified) fee to the Adviser for advisory and management services provided to the Fund, subject to the exceptions noted herein. In this context, there exists a risk that a Trust service provider will seek recourse against the Trust if it is not timely paid by Krane for the fees and expenses for which it is responsible, which could materially adversely affect the Funds. Pursuant to the Agreement between the Trust and the Adviser, the Funds below pay the Adviser a fee, which is calculated daily and paid monthly, at the following annual rates, based on a percentage of the average daily net assets of each Fund. In addition, as compensation for the services provided by the Adviser in connection with any securities lending-related activities, each Fund pays the Adviser 10% of the monthly investment income received from the investment of cash collateral and loan fees received from borrowers in respect to securities loans (net of any amounts paid to the custodian and/or securities lending agent or rebated to borrowers), included on the Statements of Operations as “Security Lending Fees”.

KraneShares Funds	Management Fee
KraneShares CICC China Leaders 100 Index ETF	0.68%
KraneShares CSI China Internet ETF	0.68%
KraneShares Bosera MSCI China A 50 Connect Index ETF	0.78%
KraneShares Bloomberg China Bond Inclusion Index ETF	0.68%
KraneShares MSCI All China Index ETF	0.68%
KraneShares MSCI One Belt One Road Index ETF	0.78%
KraneShares Emerging Markets Consumer Technology Index ETF	0.78%
KraneShares MSCI China Clean Technology Index ETF	0.78%
KraneShares Electric Vehicles and Future Mobility Index ETF	0.68%
KraneShares MSCI All China Health Care Index ETF	0.78%
KraneShares Asia Pacific High Income Bond ETF	0.68%
KraneShares Emerging Markets Healthcare Index ETF	0.78%
KraneShares MSCI Emerging Markets ex China Index ETF	0.58%
KraneShares MSCI China ESG Leaders Index ETF	0.58%
KraneShares CICC China 5G & Semiconductor Index	0.78%
KraneShares CICC China Consumer Leaders Index ETF	0.68%
KraneShares SSE STAR Market 50 Index ETF	0.88%
KraneShares Hang Seng TECH Index ETF	0.68%

Notes to Financial Statements (continued)

KraneShares Funds	Management Fee
KraneShares China Innovation ETF	0.25%
KraneShares S&P Pan Asia Dividend Aristocrats Index ETF	0.68%
KraneShares China Internet and Covered Call Strategy ETF	0.94%*

*	The Fund’s management fee of 0.94% of the Fund’s average daily net assets is reduced by the amount of any acquired fund fees and expenses incurred by the Fund that are attributable to the Fund’s investment in affiliated acquired funds such as KraneShares CSI China Internet ETF. This fee reduction is currently expected to be 0.69% of the Fund’s average daily net assets reducing the Fund’s management fee to 0.25% of the Fund’s average daily net assets.

The Adviser bears all of its own costs associated with providing these advisory services.

Pursuant to the terms of Fee Waiver Agreements, Krane has contractually agreed to waive its management fee for the below listed Funds by the following amounts of the Fund’s average daily net assets until August 1, 2023. The Fee Waiver Agreements may only be terminated prior thereto by the Board. In addition, the Fee Waiver Agreements will terminate if the Investment Advisory Agreement for a Fund is terminated.

KraneShares Funds	Fee Waiver Fee
KraneShares Bosera MSCI China A 50 Connect Index ETF	0.23%
KraneShares Bloomberg China Bond Inclusion Index ETF	0.20%
KraneShares MSCI All China Index ETF	0.20%
KraneShares Emerging Markets Consumer Technology Index ETF	0.20%
KraneShares MSCI All China Health Care Index ETF	0.14%
KraneShares MSCI Emerging Markets ex China Index ETF	0.35%
KraneShares CICC China 5G & Semiconductor Index ETF	0.14%

Effective June 1, 2022, Krane has contractually agreed to waive its management fee by 0.15% of the average daily net assets of KraneShares China Innovation ETF. This contractual fee waiver will continue until the date of the Fund’s first investment in an initial public offering (“IPO”) and or a pre-IPO, and may only be terminated prior thereto by the Board. In addition, the fee waiver will terminate if the Investment Advisory Agreement for the Fund is terminated.

SUB-ADVISORY AGREEMENT — Bosera Asset Management (International) Co., Ltd. (“Bosera”), operating out of Hong Kong, serves as the Sub-Adviser to the KraneShares Bosera MSCI China A 50 Connect Index ETF and KraneShares SSE STAR Market 50 Index ETF and is responsible for the day-to-day management of the Funds, subject to the supervision by the Adviser and the Board. For the services Bosera provides to KraneShares Bosera MSCI China A 50 Connect Index ETF, the Adviser pays Bosera a fee equal to 50% of the net revenue the Adviser receives from the Fund. For the services Bosera provides to KraneShares SSE STAR Market 50 Index ETF, the Adviser pays Bosera a twelve basis points (0.12%) sub-advisory fee based upon the monthly average assets under management of KraneShares SSE STAR Market 50 Index ETF.

Nikko Asset Management Americas Inc. (“Nikko”) serves as the investment sub-adviser to KraneShares Asia Pacific High Income Bond ETF. Nikko is responsible for the day-to-day investment management of the Fund, subject to the supervision of Krane and the Board. Nikko delegates to its affiliate Nikko Asset Management Asia, Ltd. (“Nikko Asia”), a registered investment adviser with the SEC, certain of its responsibilities for the management of the Fund. Krane has entered into a Sub-Advisory Agreement with Nikko pursuant to which Krane has agreed to pay Nikko 36.77% of

Notes to Financial Statements (continued)

the sum of: (i) the total gross advisory fee due to the Adviser from the Fund under the terms of the Advisory Agreement minus (ii) any applicable fee waivers from time to time entered into between the Fund and the Adviser.

DISTRIBUTION AGREEMENT — SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments Company, and an affiliate of the Administrator, serves as the Funds’ distributor of Creation Units pursuant to a Distribution Agreement. The Distributor does not maintain any secondary market in Fund shares.

The Trust has adopted a Distribution and Service Plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act. In accordance with its Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. For the year ended March 31, 2023, no fees were charged under the Plan. Fees would only be charged under the Plan upon approval by the Board.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT — SEI Investments Global Funds Services (the “Administrator”) serves as the Funds’ Administrator pursuant to an Administration Agreement. BBH serves as the Funds’ Custodian and Transfer Agent pursuant to a Custodian and Transfer Agent Agreement.

4. INVESTMENT TRANSACTIONS

For the year ended March 31, 2023, the purchases and sales of investments in securities excluding in-kind transactions, long-term U.S. Government and short-term securities were:

KraneShares Funds	Purchases	Sales and Maturities
KraneShares CICC China Leaders 100 Index ETF	$6,013,494	$8,589,803
KraneShares CSI China Internet ETF	3,786,756,821	3,924,487,694
KraneShares Bosera MSCI China A 50 Connect Index ETF	384,329,147	369,305,890
KraneShares Bloomberg China Bond Inclusion Index ETF	16,585,250	16,831,868
KraneShares MSCI All China Index ETF	4,353,928	9,495,910
KraneShares MSCI One Belt One Road Index ETF	1,907,490	3,390,062
KraneShares Emerging Markets Consumer Technology Index ETF	33,466,396	44,286,883
KraneShares MSCI China Clean Technology Index ETF	57,966,830	73,673,849
KraneShares Electric Vehicles and Future Mobility Index ETF	156,090,055	174,283,682
KraneShares MSCI All China Health Care Index ETF	33,766,109	56,881,499
KraneShares Asia Pacific High Income Bond ETF	16,404,357	19,455,516
KraneShares Emerging Markets Healthcare Index ETF	790,813	793,977
KraneShares MSCI Emerging Markets ex China Index ETF	12,043,581	10,928,438
KraneShares MSCI China ESG Leaders Index ETF	2,376,286	4,442,967
KraneShares CICC China 5G & Semiconductor Index ETF	3,986,473	8,038,183
KraneShares CICC China Consumer Leaders Index ETF	4,629,652	41,075,676
KraneShares SSE STAR Market 50 Index ETF	21,859,409	32,975,520
KraneShares Hang Seng TECH Index ETF	12,673,076	9,173,346
KraneShares China Innovation ETF	83,913	1,208,724
KraneShares S&P Pan Asia Dividend Aristocrats Index ETF	2,080,210	866,470
KraneShares China Internet and Covered Call Strategy ETF	—	24,299

For the year ended March 31, 2023, there were no purchases or sales of long-term U.S. government securities for the Funds.

Notes to Financial Statements (continued)

For the year ended March 31, 2023, in-kind transactions associated with creations and redemptions were:

KraneShares Funds	Purchases	Sales	Realized Gain/ (Loss)
KraneShares CSI China Internet ETF	$953,090,271	$1,032,175,755	$68,892,595
KraneShares MSCI All China Index ETF	210,510	726,625	(1,002,628)
KraneShares MSCI One Belt One Road Index ETF	—	995,838	145,257
KraneShares Emerging Markets Consumer Technology Index ETF	969,753	6,936,558	(1,180,826)
KraneShares MSCI China Clean Technology Index ETF	1,684,354	5,549,896	(1,661,098)
KraneShares Electric Vehicles and Future Mobility Index ETF	2,903,991	31,945,588	1,038,046
KraneShares MSCI All China Health Care Index ETF	257,293	1,551,179	(266,110)
KraneShares MSCI Emerging Markets ex China Index ETF	3,388,632	2,720,716	148,083
KraneShares MSCI China ESG Leaders Index ETF	—	156,198	(10,126)
KraneShares China Innovation ETF	—	961,844	34,251
KraneShares S&P Pan Asia Dividend Aristocrats Index ETF	1,282,299	—	—
KraneShares China Internet and Covered Call Strategy ETF	5,994,799	—	—

5. TAX INFORMATION

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The permanent differences primarily consist of foreign currency translations, investments in passive foreign investment companies (“PFICs”), net operating loss, perpetual bond adjustments and distribution reclassification. The permanent differences that are credited or charged to Paid-in Capital and Distributable Earnings for the fiscal year ended March 31, 2023 are primarily related to redemptions in-kind, net operating loss, distributions in excess and utilization of earnings and profits on shareholder redemptions.

KraneShares Funds	Distributable Earnings/(Loss)	Paid-in Capital
KraneShares CSI China Internet ETF	$175,506,387	$(175,506,387)
KraneShares Bloomberg China Bond Inclusion Index ETF	161,343	(161,343)
KraneShares MSCI All China Index ETF	1,002,628	(1,002,628)
KraneShares MSCI One Belt One Road Index ETF	(119,057)	119,057
KraneShares Emerging Markets Consumer Technology Index ETF	1,334,071	(1,334,071)
KraneShares MSCI China Clean Technology Index ETF	1,773,873	(1,773,873)

Notes to Financial Statements (continued)

KraneShares Funds	Distributable Earnings/(Loss)	Paid-in Capital
KraneShares Electric Vehicles and Future Mobility Index ETF	$32,276	$(32,276)
KraneShares MSCI All China Health Care Index ETF	280,758	(280,758)
KraneShares Emerging Markets Healthcare Index ETF	1,219	(1,219)
KraneShares MSCI Emerging Markets ex China Index ETF	(49,643)	49,643
KraneShares MSCI China ESG Leaders Index ETF	22,493	(22,493)
KraneShares SSE STAR Market 50 Index ETF	138,931	(138,931)
KraneShares China Innovation ETF	(34,037)	34,037
KraneShares China Internet and Covered Call Strategy ETF	1,112	(1,112)

The tax character of dividends and distributions paid during the years or periods ended March 31, 2023 and March 31, 2022 were as follows:

KraneShares Funds	Ordinary Income	Long-Term Capital Gain	Return of Capital	Totals
KraneShares CICC China Leaders 100 Index ETF
2023	$209,433	$57,708	$—	$267,141
2022	576,817	666,089	—	1,242,906
KraneShares CSI China Internet ETF
2023	$—	$—	$—	$—
2022	—	455,309,639	—	455,309,639
KraneShares Bosera MSCI China A 50 Connect Index ETF
2023	$9,640,424	$101,634,817	$—	$111,275,241
2022	8,007,641	56,352,008	—	64,359,649
KraneShares Bloomberg China Bond Inclusion Index ETF
2023	$93,427	$—	$233,872	$327,299
2022	936,375	—	—	936,375
KraneShares MSCI All China Index ETF
2023	$192,809	$119,165	$—	$311,974
2022	280,169	648,696	—	928,865
KraneShares MSCI One Belt One Road Index ETF
2023	$215,731	$—	$—	$215,731
2022	297,852	—	—	297,852
KraneShares Emerging Markets Consumer Technology Index ETF
2023	$—	$—	$—	$—
2022	250,511	—	—	250,511
KraneShares MSCI China Clean Technology Index ETF
2023	$337,960	$1,438,072	$—	$1,776,032
2022	750,577	6,939	—	757,516
KraneShares Electric Vehicles and Future Mobility Index ETF
2023	$2,090,551	$—	$—	$2,090,551
2022	16,115,832	5,768,425	—	21,884,257

Notes to Financial Statements (continued)

KraneShares Funds	Ordinary Income	Long-Term Capital Gain	Return of Capital	Totals
KraneShares MSCI All China Health Care Index ETF
2023	$50,955	$—	$—	$50,955
2022	—	21,078,396	—	21,078,396
KraneShares Asia Pacific High Income Bond ETF
2023	$2,002,618	$—	$—	$2,002,618
2022	1,214,239	—	192,065	1,406,304
KraneShares Emerging Markets Healthcare Index ETF
2023	$4,560	$—	$—	$4,560
2022	10,783	—	—	10,783
KraneShares MSCI Emerging Markets ex China Index ETF
2023	$693,378	$—	$—	$693,378
2022	681,402	660,110	—	1,341,512
KraneShares MSCI China ESG Leaders Index ETF
2023	$100,843	$—	$—	$100,843
2022	219,611	—	—	219,611
KraneShares CICC China 5G & Semiconductor Index ETF
2023	$45,914	$—	$—	$45,914
2022	—	—	—	—
KraneShares CICC China Consumer Leaders Index ETF
2023	$68,755	$—	$—	$68,755
2022	267,348	—	—	267,348
KraneShares SSE STAR Market 50 Index ETF
2023	$—	$—	$—	$—
2022	—	—	—	—
KraneShares Hang Seng TECH Index ETF
2023	$11,428	$—	$—	$11,428
2022	—	—	—	—
KraneShares China Innovation ETF
2023	$—	$110,615	$53,934	$164,549
2022	3,228	1,058	—	4,286
KraneShares S&P Pan Asia Dividend Aristocrats Index ETF
2023	$22,329	$—	$—	$22,329
KraneShares China Internet and Covered Call Strategy ETF
2023	$395,952	$—	$139,051	$535,003

Notes to Financial Statements (continued)

As of March 31, 2023, the components of tax basis distributable earnings (distributable losses) were as follows:

	KraneShares CICC China Leaders 100 Index ETF	KraneShares CSI China Internet ETF	KraneShares Bosera MSCI China A 50 Connect Index ETF	KraneShares Bloomberg China Bond Inclusion Index ETF
Undistributed Ordinary Income	$32,495	$42,166,340	$—	$—
Capital Loss Carryforwards	(1,226,300)	(1,191,143,119)	(71,581,132)	(28,413)
Post October Losses	—	(887,681,082)	—	—
Qualified Late-Year Loss Deferrals	—	—	(602,309)	—
Unrealized Depreciation on Investments and Foreign Currency	(71,149)	(3,300,925,375)	(95,050,139)	(292,191)
Other Temporary Differences	—	1	(303,983)	(3)
Total Distributable Losses	$(1,264,954)	$(5,337,583,235)	$(167,537,563)	$(320,607)

	KraneShares MSCI All China Index ETF	KraneShares MSCI One Belt One Road Index ETF	KraneShares Emerging Markets Consumer Technology Index ETF	KraneShares MSCI China Clean Technology Index ETF
Undistributed Ordinary Income	$23,929	$17,410	$27,451	$—
Capital Loss Carryforwards	(5,474,769)	(3,191,194)	(36,647,128)	(30,716,725)
Post October Losses	—	—	—	(191,872)
Unrealized Depreciation on Investments and Foreign Currency	(1,648,547)	(1,219,823)	(18,547,775)	(41,525,364)
Other Temporary Differences	3	—	(1)	—
Total Distributable Losses	$(7,099,384)	$(4,393,607)	$(55,167,453)	$(72,433,961)

	KraneShares Electric Vehicles and Future Mobility Index ETF	KraneShares MSCI All China Health Care Index ETF	KraneShares Asia Pacific High Income Bond ETF	KraneShares Emerging Markets Healthcare Index ETF
Undistributed Ordinary Income	$90,533	$87,921	$547,248	$—
Capital Loss Carryforwards	(47,045,059)	(40,418,259)	(8,222,667)	(841,415)
Post October Losses	—	—	—	(1,992)
Unrealized Depreciation on Investments and Foreign Currency	(50,752,445)	(36,655,486)	(926,347)	(821,449)
Other Temporary Differences	—	1	31,582	—
Total Distributable Losses	$(97,706,971)	$(76,985,823)	$(8,570,184)	$(1,664,856)

Notes to Financial Statements (continued)

	KraneShares MSCI Emerging Markets ex China Index ETF	KraneShares MSCI China ESG Leaders Index ETF	KraneShares CICC China 5G& Semiconductor Index ETF	KraneShares CICC China Consumer Leaders Index ETF
Undistributed Ordinary Income	$153,114	$33,045	$—	$—
Capital Loss Carryforwards	(1,531,324)	(2,261,521)	(10,998,460)	(19,363,165)
Qualified Late-Year Loss Deferrals	—	—	(22,431)	(1,098)
Unrealized Depreciation on Investments and Foreign Currency	(3,765,032)	(1,410,143)	(3,690,912)	(1,557,715)
Other Temporary Differences	2	(3)	(2)	(3)
Total Distributable Losses	$(5,143,240)	$(3,638,622)	$(14,711,805)	$(20,921,981)

	KraneShares SSE STAR Market 50 Index ETF	KraneShares Hang Seng TECH Index ETF	KraneShares China Innovation ETF	KraneShares S&P Pan Asia Dividend Aristocrats Index ETF
Undistributed Ordinary Income	$—	$21,861	$—	$31,646
Capital Loss Carryforwards	(19,056,687)	(2,908,579)	(121,539)	(1,654)
Qualified Late-Year Loss Deferrals	(94,680)	—	(422)	—
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	(6,364,498)	(1,005,455)	(729,487)	98,888
Other Temporary Differences	(4)	1	2	—
Total Distributable Earnings/(Loss)	$(25,515,869)	$(3,892,172)	$(851,446)	$128,880

KraneShares China Internet and Covered Call Strategy ETF
Unrealized Depreciation on Investments and Foreign Currency	(528,078)
Other Temporary Differences	(1)
Total Distributable Losses	$(528,079)

Qualified late year ordinary and Post-October capital losses (including currency and specified gain/loss items) represent losses realized from January 1, 2023 through March 31, 2023 and November 1, 2022 through March 31, 2023, respectively, that in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

Other temporary differences primarily consist of late year and specified loss deferrals, PFICs mark to market, perpetual bond adjustments, and book adjustments not recognized for tax.

Notes to Financial Statements (continued)

The Funds have capital loss carryforwards as follows:

KraneShares Funds	Short-Term Loss	Long-Term Loss	Total
KraneShares CICC China Leaders 100 Index ETF	$1,221,254	$5,046	$1,226,300
KraneShares CSI China Internet ETF	613,197,112	577,946,007	1,191,143,119
KraneShares Bosera MSCI China A 50 Connect Index ETF	62,330,691	9,250,441	71,581,132
KraneShares Bloomberg China Bond Inclusion Index ETF	22,024	6,389	28,413
KraneShares MSCI All China Index ETF	196,232	5,278,537	5,474,769
KraneShares MSCI One Belt One Road Index ETF	2,378,781	812,413	3,191,194
KraneShares Emerging Markets Consumer Technology Index ETF	21,320,388	15,326,740	36,647,128
KraneShares MSCI China Clean Technology Index ETF	5,134,830	25,581,895	30,716,725
KraneShares Electric Vehicles and Future Mobility Index ETF	29,718,100	17,326,959	47,045,059
KraneShares MSCI All China Health Care Index ETF	3,901,437	36,516,822	40,418,259
KraneShares Asia Pacific High Income Bond ETF	6,743,141	1,479,526	8,222,667
KraneShares Emerging Markets Healthcare Index ETF	533,970	307,445	841,415
KraneShares MSCI Emerging Markets ex China Index ETF	10,980	1,520,344	1,531,324
KraneShares MSCI China ESG Leaders Index ETF	307,053	1,954,468	2,261,521
KraneShares CICC China 5G & Semiconductor Index ETF	8,222,486	2,775,974	10,998,460
KraneShares CICC China Consumer Leaders Index ETF	6,819,078	12,544,087	19,363,165
KraneShares SSE STAR Market 50 Index ETF	7,176,205	11,880,482	19,056,687
KraneShares Hang Seng TECH Index ETF	2,115,907	792,672	2,908,579
KraneShares China Innovation ETF	15,404	106,135	121,539
KraneShares S&P Pan Asia Dividend Aristocrats Index ETF	1,654	—	1,654

During the year ended March 31, 2023, the following Funds utilized capital loss carryforwards, to offset capital gains:

KraneShares Funds	Amount Utilized
KraneShares MSCI One Belt One Road Index ETF	$60,113

The differences between book and tax-basis unrealized appreciation and depreciation are attributable primarily to the tax deferral of losses on wash sales and investments in PFICs. The federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at March 31, 2023 were as follows:

KraneShares Funds	Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
KraneShares CICC China Leaders 100 Index ETF	$6,036,049	$500,548	$(571,697)	$(71,149)
KraneShares CSI China Internet ETF	9,442,813,196	224,250,872	(3,525,176,247)	(3,300,925,375)
KraneShares Bosera MSCI China A 50 Connect Index ETF	565,235,541	8,213,209	(103,263,348)	(95,050,139)
KraneShares Bloomberg China Bond Inclusion Index ETF	7,782,145	64,818	(357,009)	(292,191)
KraneShares MSCI All China Index ETF	10,427,690	363,909	(2,012,456)	(1,648,547)

Notes to Financial Statements (continued)

KraneShares Funds	Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
KraneShares MSCI One Belt One Road Index ETF	$5,667,259	$399,653	$(1,617,152)	$(1,217,499)
KraneShares Emerging Markets Consumer Technology Index ETF	49,758,857	732,900	(19,280,675)	(18,547,775)
KraneShares MSCI China Clean Technology Index ETF	137,169,650	8,410,176	(49,935,542)	(41,525,366)
KraneShares Electric Vehicles and Future Mobility Index ETF	243,311,872	12,321,634	(63,074,079)	(50,752,445)
KraneShares MSCI All China Health Care Index ETF	131,181,768	3,727,729	(40,383,215)	(36,655,486)
KraneShares Asia Pacific High Income Bond ETF	19,789,774	320,337	(1,246,684)	(926,347)
KraneShares Emerging Markets Healthcare Index ETF	2,911,288	183,554	(999,587)	(816,033)
KraneShares MSCI Emerging Markets ex China Index ETF	33,647,851	730,264	(4,470,856)	(3,740,592)
KraneShares MSCI China ESG Leaders Index ETF	6,384,644	247,571	(1,657,714)	(1,410,143)
KraneShares CICC China 5G & Semiconductor Index ETF	18,788,134	851,493	(4,542,405)	(3,690,912)
KraneShares CICC China Consumer Leaders Index ETF	8,522,693	412,904	(1,970,619)	(1,557,715)
KraneShares SSE STAR Market 50 Index ETF	54,327,040	3,766,812	(10,131,312)	(6,364,500)
KraneShares Hang Seng TECH Index ETF	7,949,408	969,563	(1,975,018)	(1,005,455)
KraneShares China Innovation ETF	2,325,788	—	(729,487)	(729,487)
KraneShares S&P Pan Asia Dividend Aristocrats Index ETF	2,508,753	195,613	(96,725)	98,888
KraneShares China Internet and Covered Call Strategy ETF	5,970,676	—	(528,078)	(528,078)

Uncertainties in the Chinese tax rules governing the taxation of income distributions and capital gains from investments in A Shares could result in unexpected tax liabilities for the Funds. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by non-Chinese resident investors (including, for example, Qualified Foreign Institutional Investors (“QFII”)) from Chinese companies and those companies which are not Chinese tax residents, but which are deemed to be Chinese tax residents (e.g., under Notice 7). China also imposes withholding tax at a rate of 10% on capital gains derived by non-residents from investment in actual and constructive Chinese resident companies. The Chinese withholding taxes applied to dividends, interest and capital gains may, in principle, be subject to a reduced rate under an applicable Chinese tax treaty, but the application of such treaties in the case of a non-resident (e.g., in the case of a QFII acting on behalf of non-resident investors, such as the Funds) is also uncertain. The imposition of such taxes could have a material adverse effect on the Funds’ returns. The People’s Republic of China (the “PRC”) rules regarding the taxation of non-resident investors are quickly evolving and certain

Notes to Financial Statements (continued)

of the tax regulations to be issued by the PRC State Administration of Taxation and/or the PRC Ministry of Finance to clarify matters may apply retrospectively. Such retroactively applied rules may be adverse to the Funds and their shareholders. It is also unclear how China’s value added tax (“VAT”) may be affected by tax treaty provisions. If such a tax is collected, the expenses will be passed on and borne by the Funds. The imposition of such taxes, as well as future changes in applicable PRC tax law, may adversely affect the Funds. If the Funds expect VAT to be imposed, they reserve the right to establish a reserve for such tax. If the Funds establish such a reserve but are not ultimately subject to the tax, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Funds do not establish such a reserve but ultimately are subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax, even if they benefited from investments in a Fund. Effective November 17, 2014, QFIIs, RQFIIs (i.e., QFIIs investing in Yuan, rather than foreign currency) and non-Chinese resident investors investing through the Hong Kong-Shanghai Stock Connect are exempted temporarily from the 10% capital gains tax that normally applies to sales of A Shares on a public Chinese exchange (such as the Shanghai Stock Exchange). However, such investors are still required to pay capital gains tax for gains realized on trades executed before November 17, 2014.

On November 7, 2018, China’s Ministry of Finance and the State Administration of Taxation jointly issued Circular 108. This circular announced a three year exemption from corporate income tax withholding (“WHT”) and Value Added Tax (“VAT”) for China-sourced bond interest derived by overseas institutional investors. The WHT and VAT exemptions were extended to December 31, 2025.

6. CONCENTRATION OF RISKS

As with all ETFs, shareholders of the Funds are subject to the risk that their investment could lose money. Each Fund is subject to certain of the principal risks noted below, any of which may adversely affect a Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. A more complete description of principal risks is included in each Fund’s prospectus under the heading “Principal Risks”.

CHINA RISK — The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions in China and surrounding Asian countries. China may be subject to considerable degrees of economic, political and social instability. In addition, the Chinese economy is export-driven and highly reliant on trade with key partners. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized.

In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are subject to more frequent trading halts, low trading volume and price volatility. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two

Notes to Financial Statements (continued)

countries. An increase in tariffs or trade restrictions or even the threat of such developments, could lead to significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund.

The RMB Bond market is volatile with a risk of trading suspensions in particular securities and government interventions. Trading in RMB Bonds may be suspended without warning and for lengthy periods. Information on such trading suspensions, including as to their expected length, may be unavailable. Securities affected by trading suspensions may be or become illiquid. In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make certain Chinese securities illiquid.

In addition, trade relations between the U.S. and China have recently been strained. Worsening trade relations between the two countries could adversely impact the Fund, particularly to the extent that the Chinese government restricts foreign investments in on-shore Chinese companies or the U.S. government restricts investments by U.S. investors in China including by limiting the ability of Chinese issuers to list on the U.S. exchanges. Worsening trade relations may also result in market volatility and volatility in the price of Fund shares. In addition, the U.S government has imposed restrictions on the ability of U.S. investors to hold and/or acquire securities of certain Chinese companies, which may adversely impact the Fund, may mean that the Fund’s Underlying Index may need to adjust its methodology or could increase tracking error for the Fund.

CONCENTRATION RISK — Because the assets of certain Funds are expected to be concentrated in an industry or group of industries to the extent that the Underlying Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries or sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. Depending on the composition of each Fund’s Underlying Index, the Fund may be subject to principal risks, as outlined in each Fund’s prospectus. Each Fund may have significant exposure to other industries or sectors over time.

CURRENCY RISK — The Funds’ assets will be invested in instruments denominated in foreign currencies and the income received by the Fund may be in foreign currencies. The Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market at the time the Fund wishes to enter into the transaction, or through forward, futures or options contracts to purchase or sell foreign currencies.

The Fund’s NAV is determined on the basis of the U.S. dollar. The Fund may therefore lose value if the local currency of a foreign investment depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Currency exchange rates can be very volatile and can change quickly and unpredictably, which may adversely affect the Fund. The Fund may also be subject to delays in converting or transferring U.S. dollars to foreign currencies and vice versa. This may adversely affect the Fund’s performance over time.

Notes to Financial Statements (continued)

DERIVATIVES RISK — The use of derivatives (including swaps, futures, forwards, structured notes and options) may involve leverage, which includes risks that are different from, and greater than, the risks associated with investing directly in a reference asset, because a small investment in a derivative can result in a large impact on the Fund and may cause the Fund to be more volatile. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the derivative and that of the reference asset, resulting in unexpected returns that could materially adversely affect the Fund. Certain derivatives (such as swaps and options) are bi-lateral agreements that expose the Fund to counterparty risk, which is the risk of loss in the event that the counterparty to an agreement fails to make required payments or otherwise comply with the terms of derivative. In that case, the Fund may suffer losses potentially equal to, or greater than, the full value of the derivative if the counterparty fails to perform its obligations. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are exchange traded or centrally cleared. Counterparty risks are compounded by the fact that there are only a limited number of ways available to invest in certain reference assets and, therefore, there may be few counterparties to swaps or options based on those reference assets. Many derivatives are subject to segregation requirements that require the Fund to segregate the market or notional value of the derivatives, which could impede the portfolio management of the Fund.

EMERGING MARKETS RISK — A Funds’ investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, greater risk of asset seizures and capital controls, lower trading volume, political and economic instability, greater risk of market shutdown and more governmental limitations on foreign investments than typically found in developed markets. The economies of emerging markets, and China in particular, may be heavily reliant upon international trade and may suffer disproportionately if international trading declines or is disrupted.

LIQUIDITY RISK — Certain of the Funds’ investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell at a reasonable time and price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position, which may cause the Funds to suffer significant losses and difficulties in meeting redemptions. Liquidity risk may be the result of, among other things, market turmoil, the reduced number and capacity of traditional market participants, or the lack of an active trading market. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the U.S. Liquid investments may become less liquid after being purchased by the Fund, particularly during periods of market stress. In addition, if a number of securities held by the Fund stop trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt. Certain countries in which the Fund may invest may be subject to extended settlement delays and/or foreign holidays, during which the Fund will unlikely be able to convert holdings to cash.

MARKET RISK — The values of the Fund’s holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors could cause volatility in global financial markets, negative sentiment and higher levels of Fund redemptions, which could have a negative impact on the Fund and could result in losses. Geopolitical and other risks, including environmental and public

Notes to Financial Statements (concluded)

health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. Further, the Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may also cause the Fund’s investments to become less liquid and subject to erratic price movements. Such market developments may also cause the Fund to encounter difficulties in timely honoring redemptions, especially if market events cause an increased incidence of shareholder redemptions.

NON-DIVERSIFIED FUND RISK — Because a Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

VALUATION RISK — Independent market quotations for the non-U.S. securities held by the Funds may not be readily available and such securities may be fair valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that a Fund may not be able to sell an investment at the price assigned to the investment by the Fund. In addition, the securities in which the Funds invest may trade on days that the Funds do not price their shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their holdings.

7. OTHER

At March 31, 2023, all shares issued by the Funds were in Creation Unit aggregations to Authorized Participants through primary market transactions (e.g., transactions directly with the Funds). However, the individual shares that make up those Creation Units are traded on the Exchange (e.g., secondary market transactions). Some of those individual shares have been bought and sold by persons that are not Authorized Participants. Each Authorized Participant has entered into an agreement with the Funds’ Distributor.

8. INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

9. SUBSEQUENT EVENTS

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.

Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of the date the financial statements were issued.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

KraneShares Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the funds listed in the Appendix, twenty-one of the funds comprising KraneShares Trust (collectively, the Funds), including the schedules of investments, as of March 31, 2023, the related statements of operations for the year or period listed in the Appendix, the statements of changes in net assets for each of the years or periods in the two-year period listed in the Appendix, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period listed in the Appendix. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, the results of its operations for the year or period listed in the Appendix, the changes in its net assets for each of the years or periods in the two-year period listed in the Appendix, and the financial highlights for each of the years or periods in the five-year period listed in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more KraneShares investment companies since 2017.

Philadelphia, Pennsylvania

May 29, 2023

Report of Independent Registered Public Accounting Firm (continued)

Appendix

Funds with commencement of operations prior to March 31, 2019:

KraneShares CICC China Leaders 100 Index ETF

KraneShares CSI China Internet ETF

KraneShares Bosera MSCI China A 50 Connect Index ETF

KraneShares Bloomberg China Bond Inclusion Index ETF

KraneShares MSCI All China Index ETF

KraneShares MSCI One Belt One Road Index ETF

KraneShares Emerging Markets Consumer Technology Index ETF

KraneShares MSCI China Clean Technology Index ETF

KraneShares Electric Vehicles and Future Mobility Index ETF

KraneShares MSCI All China Health Care Index ETF

Statement of operations for the year ended March 31, 2023

Statements of changes in net assets for each of the years in the two-year period ended March 31, 2023

Financial highlights each of the years in the five-year period ended March 31, 2023

Funds with commencement of operations during the year ended March 31, 2019:

KraneShares Asia Pacific High Income Bond ETF

Statement of operations for the year ended March 31, 2023

Statements of changes in net assets for each of the years in the two-year period ended March 31, 2023

Financial highlights for each of the years in the four-year period ended March 31, 2023 and the period from June 26, 2018 (commencement of operations) through March 31, 2019

KraneShares Emerging Markets Healthcare Index ETF

Statement of operations for the year ended March 31, 2023

Statements of changes in net assets for each of the years in the two-year period ended March 31, 2023

Financial highlights for each of the years in the four-year period ended March 31, 2023 and the period from August 29, 2018 (commencement of operations) through March 31, 2019

Funds with commencement of operations during the year ended March 31, 2020:

KraneShares MSCI Emerging Markets ex China Index ETF

Statement of operations for the year ended March 31, 2023

Statements of changes in net assets for each of the years in the two-year period ended March 31, 2023

Financial highlights for each of the years in the three-year period ended March 31, 2023 and the period from April 12, 2019 (commencement of operations) through March 31, 2020

Funds with commencement of operations during the year ended March 31, 2021:

KraneShares MSCI China ESG Leaders Index ETF

Statement of operations for the year ended March 31, 2023

Statements of changes in net assets for each of the years in the two-year period ended March 31, 2023

Financial highlights for each of the years in the two-year period ended March 31, 2023 and the period from July 28, 2020 (commencement of operations) through March 31, 2021

KraneShares CICC China 5G & Semiconductor Index ETF

Report of Independent Registered Public Accounting Firm (concluded)

Statement of operations for the year ended March 31, 2023

Statements of changes in net assets for each of the years in the two-year period ended March 31, 2023

Financial highlights for each of the years in the two-year period ended March 31, 2023 and the period from November 23, 2020 (commencement of operations) through March 31, 2021

KraneShares CICC China Consumer Leaders Index ETF

Statement of operations for the year ended March 31, 2023

Statements of changes in net assets for each of the years in the two-year period ended March 31, 2023

Financial highlights for each of the years in the two-year period ended March 31, 2023 and the period from December 8, 2020 (commencement of operations) through March 31, 2021

KraneShares SSE STAR Market 50 Index ETF

Statement of operations for the year ended March 31, 2023

Statements of changes in net assets for each of the years in the two-year period ended March 31, 2023

Financial highlights for each of the years in the two-year period ended March 31, 2023 and the period from January 26, 2021 (commencement of operations) through March 31, 2021

Funds with commencement of operations during the year ended March 31, 2022:

KraneShares Heng Seng TECH Index ETF

Statement of operations for the year ended March 31, 2023

Statements of changes in net assets for the year ended March 31, 2023 and the period from June 8, 2021 (commencement of operations) through March 31, 2022

Financial highlights for the year ended March 31, 2023 and the period from June 8, 2021 (commencement of operations) through March 31, 2022

KraneShares China Innovation ETF

Statement of operations for the year ended March 31, 2023

Statements of changes in net assets for the year ended March 31, 2023 and the period from October 5, 2021 (commencement of operations) through March 31, 2022

Financial highlights for the year ended March 31, 2023 and the period from October 5, 2021 (commencement of operations) through March 31, 2022

Funds with commencement of operations during the year ended March 31, 2023:

KraneShares S&P Pan Asia Dividend Aristocrats Index ETF

Statements of operations and changes in net assets and financial highlights for the period from September 15, 2022 (commencement of operations) through March 31, 2023

KraneShares China Internet & Covered Call Strategy ETF

Statements of operations and changes in net assets and the financial highlights for the period from January 12, 2023 (commencement of operations) through March 31, 2023

Trustees and Officers of the Trust (Unaudited)

March 31, 2023

Set forth below are the names, addresses, years of birth, positions with the Trust, terms of office and lengths of time served; the principal occupations for the last five years; number of Funds in fund complex overseen; and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge, upon request, by calling 1-855-857-2638. The following chart lists Trustees and Officers as of March 31, 2023.

			Number of	Other
	Position(s)		Funds in Trust	Directorships
Name, Address	Held	Principal Occupation(s)	Overseen by	Held by
(Year of Birth)	with Trust	During the Past 5 Years	Trustee	Trustees
Interested Trustee[1]

Jonathan Krane[2] (1968) 280 Park Avenue 32nd Floor New York, New York, 10017	Trustee and Chairman of the Board, No set term; served since 2012	Chief Executive Officer of Krane Funds Advisors, LLC from 2011 to present. Chief Executive Officer of Krane Portfolio Advisors, LLC from 2018 to present. Principal of Krane Capital LLC from 2009 to 2011.	38	None

Independent Trustees[1]

Patrick P. Campo (1970) 280 Park Avenue 32nd Floor New York, New York, 10017	Trustee, No set term; served since 2017	From 2019 to present, Director of Research and from 2013 to 2019 Director of Long Short Equity, Titan Advisors.	38	None

John Ferguson (1966) 280 Park Avenue 32nd Floor New York, New York, 10017	Trustee, No set term; served since 2012	Chief Operating Officer of Shrewsbury River Capital from 2017 to 2020. Chief Operating Officer of Kang Global Investors LP (hedge fund adviser) from 2014 to 2016. President of Alden Global Capital, LLC (hedge fund adviser) from 2012 to 2014 (formerly, Chief Operating Officer from 2011 to 2012). Senior Managing Director and Chief Operating Officer of K2 Advisors, LLC from 2005 to 2011.	38	None

Trustees and Officers of the Trust (Unaudited) (continued)

March 31, 2023

			Number of	Other
	Position(s)		Funds in Trust	Directorships
Name, Address	Held	Principal Occupation(s)	Overseen by	Held by
(Year of Birth)	with Trust	During the Past 5 Years	Trustee	Trustees
Independent Trustees[1]

Matthew Stroyman (1968) 280 Park Avenue 32nd Floor New York, New York, 10017	Trustee, No set term; served since 2012	Founder and President of BlackRidge Ventures from 2018 to present (principal investment activities and strategic advisory services in a variety of industries to clients and partners that include institutional investment firms, family offices and high net-worth individuals). Co-Founder, President and Chief Operating Officer of Arcturus (real estate asset and investment management services firm) from 2007 to 2017.	38	None

			Number of	Other
	Position(s)		Funds in Trust	Directorships
Name, Address	Held	Principal Occupation(s)	Overseen by	Held by
(Year of Birth)	with Trust	During the Past 5 Years	Trustee	Trustees
Officers[1]

Jonathan Krane (1968) 280 Park Avenue 32nd Floor New York, New York, 10017	Principal Executive Officer and Principal Financial Officer, No set term; served since 2012	Chief Executive Officer of Krane Funds Advisors, LLC from 2011 to present. Chief Executive Officer of Krane Portfolio Advisors, LLC from 2018 to present. Principal of Krane Capital LLC from 2009 to 2011.	38	None

Jennifer Tarleton (formerly Krane) (1966) 280 Park Avenue 32nd Floor New York, New York, 10017	Vice President and Secretary, No set term; served since 2012	Vice President of Krane Funds Advisors, LLC from 2011 to present.	38	None

Trustees and Officers of the Trust (Unaudited) (concluded)

March 31, 2023

			Number of	Other
	Position(s)		Funds in Trust	Directorships
Name, Address	Held	Principal Occupation(s)	Overseen by	Held by
(Year of Birth)	with Trust	During the Past 5 Years	Trustee	Trustees
Officers[1]

Michael Quain (1957) 280 Park Avenue 32nd Floor New York, New York, 10017	Chief Compliance Officer and AntiMoney Laundering Officer, No Set Term; served since 2015	Principal/President of Quain Compliance Consulting, LLC from 2014 to present. First Vice President of Aberdeen Asset Management Inc. from May 2013 to September 2013.	38	None

Eric Olsen (1970) SEI Investments Company One Freedom Valley Drive Oaks, PA 19456	Assistant Treasurer, No set term; served since 2021	Director of Accounting, SEI Investments Global Fund Services (March 2021 to present); Deputy Head of Fund Operations, Traditional Assets, Aberdeen Standard Investments (August 2013 to February 2021).	38	None

David Adelman (1964) 280 Park Avenue 32nd Floor New York, New York, 10017	Assistant Secretary, No set term; served since 2021	Managing Director and the General Counsel, Krane Fund Advisors, LLC from 2021. Partner, Reed Smith LLP from 2015 to 2021.	38	None

Jonathan Shelon (1974) 280 Park Avenue 32nd Floor New York, New York, 10017	Assistant Secretary, No set term; served since 2019	Chief Operating Officer, Krane Funds Advisors, LLC from 2015 to present. Chief Operating Officer, CICC Wealth Management (USA) LLC from 2018 to present. Chief Investment Officer of Specialized Strategies, J.P. Morgan from 2011 to 2015.	38	None

1	Each Trustee serves until his or her successor is duly elected or appointed and qualified.
2	Mr. Krane is an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his ownership and controlling interest in the Adviser.

Approval of Advisory Agreement (Unaudited)

Approval of Advisory Agreement for KraneShares China Internet and Covered Call Strategy ETF

At a meeting held on December 1-2, 2022, the Board of Trustees (the “Board”) of KraneShares Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the existing investment advisory agreement (the “Advisory Agreement”) between Krane Funds Advisors, LLC (“Krane”) and the Trust, on behalf of a proposed new series of the Trust, KraneShares China Internet and Covered Call Strategy ETF (the “New Fund”).

In advance of the meeting, and at a separate meeting of the Independent Trustees in executive session held on December 1, 2022, the Board received and considered information provided by Krane in response to the Independent Trustees’ written request for information regarding the New Fund and the Advisory Agreement. The Board noted that it considers information at each of its regularly scheduled meetings related to, among other matters, the services provided by Krane to each series of the Trust, and that such information will include information related to the New Fund after it is operational. The Board considered that the Independent Trustees also receive additional information outside of regularly scheduled Board meetings and at executive sessions held by the Independent Trustees. As a result, the Board considered that its evaluation process with respect to Krane and each series of the Trust is an ongoing one.

In evaluating the Advisory Agreement with respect to the New Fund, the Board considered, among other matters: (1) the nature, extent, and quality of the services to be provided to the New Fund by Krane; (2) the proposed compensation to be paid by the New Fund under the Advisory Agreement and related fee waivers; (3) the estimated costs of the services to be provided by Krane and the profitability expectations of Krane with respect to its relationship with the New Fund; (4) the extent to which economies of scale could be realized as the New Fund grows and whether the unitary fee charged under the Advisory Agreement will enable investors in the New Fund to share in any such economies of scale; and (5) other benefits Krane anticipates it may receive from its relationship with the New Fund.

Nature, Extent and Quality of Services

Based on written and oral reports received by the Board prior to and at the December 1, 2022 executive session of the Independent Trustees and December 1-2, 2022 meeting of the Board, the Board considered the nature, quality, and extent of the overall services to be provided by Krane to the New Fund under the Advisory Agreement. The Board took note of the qualifications, background and responsibilities of Krane personnel who will provide services to the New Fund.

The Board considered Krane’s representation that the New Fund represented a unique investment opportunity for retail investors. They noted that the portfolio would consist of investments in component securities of the CSI Overseas China Internet Index (“Index”) and at the money covered call options written by Krane on the Index. The Board noted that the Index is also the underlying index for KraneShares CSI China Internet ETF (“KWEB”) and considered that Krane intends to manage the New Fund’s portfolio by purchasing KWEB and writing covered call options on KWEB. The Board considered the hypothetical results of the proposed portfolio construction and considered the relative volatility of the New Fund compared to historical volatility of KWEB. The Board noted the portfolio management expertise necessary to write covered call options on the New Fund’s portfolio and considered the expertise and experience of Krane’s portfolio staff in this regard.

Approval of Advisory Agreement (Unaudited) (continued)

The Board recognized that Krane invests significant time and effort in structuring new series of the Trust, including the New Fund. They considered Krane’s evaluation of the market appeal for the New Fund, and considered that Krane worked with the Trust’s service providers to manage the administrative and other requirements for the New Fund. The Board also noted that Krane continually evaluates its existing compliance and operational staff, as well as its investment professionals, and that Krane has consistently sought to retain qualified and experienced staff in these areas as its business has grown. The Board considered Krane’s current ownership structure, financial strength and long-term strategic plans, and noted that Krane is part of a family of investment management firms with significant resources, including administrative resources utilized by Krane.

Investment Performance

The Board noted that, because the New Fund has not yet commenced investment operations, it has no investment performance. The Board considered, however, Krane’s representations with respect to hypothetical results of a model proposed portfolio and considered the resulting relative volatility of the New Fund compared to historical volatility of KWEB. The Board noted that once the New Fund commences operations, the Board will receive regular reports regarding its performance relative its respective broad Morningstar peer group, as well as a select group of competitors identified by Krane. The Board also considered that at its regular meetings it will receive information regarding the New Fund against the performance of an identified index. The Board considered that there are limited peers available for the New Fund.

Compensation

The Board considered that, pursuant to the Advisory Agreement, Krane will enter into a unitary advisory fee arrangement for the New Funds. The Board considered the proposed fee for the New Fund compared to its Morningstar universe and against a custom peer group. The Board considered that Krane will waive any acquired fund fees and expenses due to the New Fund’s investment in KWEB and considered the results of such waiver on the New Fund’s advisory fee. The Board considered that the proposed fee rate for the New Fund is above the median of its peer group, and took note of the unique nature of the strategy followed by the New Fund. The Board also considered that under the unitary fee arrangement, Krane will be responsible for paying most of the expenses incurred by the New Fund, including those of its principal service providers. The Board noted that, under the unitary fee structure, Krane takes the risk that the New Fund may not be successful in raising sufficient assets to enable Krane to cover the cost of such expenses.

Costs and Profitability

The Board considered the estimated cost of Krane’s services with respect to the New Fund. The Board noted that, because the New Fund has not yet launched, it was difficult to estimate how profitable it will be to Krane, although the Board recognized that the New Fund will leverage procedures and systems put in place in connection with management of other series of the Trust. The Independent Trustees received information from Krane regarding its overall profitability, particularly in light of recent market performance, and discussed with Krane’s management how launching the New Fund could impact such profitability. The Board considered information previously provided by Krane regarding the cost of its services and its profitability with respect to the existing operational series of the Trust. The Board noted Krane’s continuing commitment to operating the Trust and its continued use of a unitary fee structure under which it will bear many of the expenses of the New Funds.

Approval of Advisory Agreement (Unaudited) (concluded)

Other Benefits

The Board considered the extent to which Krane could derive ancillary benefits from the operations of the New Fund including, in particular, the effect the New Fund could have on KWEB’s assets and the fees earned by Krane on KWEB. They noted that it was unlikely that the New Fund would participate in the Trust’s securities lending program, and considered whether Krane would benefit as a result of its ability to use the New Fund’s assets to engage in soft dollar transactions.

Economies of Scale

The Board considered whether Krane would realize economies of scale with respect to its services as the New Fund grows, including the extent to which this is reflected in the level of fees to be paid by the New Fund. The Board noted that the proposed advisory fee for the New Fund does not includes breakpoints, and considered that it is not possible—before the commencement of investment operations—to accurately evaluate potential economies of scale. The Board also noted that Krane continues to reinvest a portion of its profits in its business, including through the evolution of its compliance and investment infrastructure, and that any economies of scale could be shared with the New Fund in this manner. Based on these and other considerations, including that the New Fund is newly organized, the Board considered economies of scale not to be a material factor in its consideration of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors in their review of the Advisory Agreement. The Board reviewed a memorandum from Independent Trustee counsel discussing the legal standards and judicial precedent applicable to its consideration of the Advisory Agreement. The Board noted that, consistent with its approach to other series of the Trust, it will continue to monitor the New Fund at its regular meetings, during executive sessions of the Independent Trustees and outside of the Board meetings. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangements, as outlined in the Advisory Agreement, were reasonable in light of the factors considered by the Board.

Disclosure of Fund Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage expenses; and (2) ongoing costs. All Exchange Traded Funds (“ETFs”) have operating expenses. As a shareholder of an ETF, your investment is affected by these ongoing costs, which include (among others) costs for ETF management, administrative services, commissions, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns. In addition, a shareholder is responsible for brokerage fees as a result of their investment in the Fund. Operating expenses such as these are deducted from an ETF’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the ETF’s average net assets; this percentage is known as the ETF’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2022 to March 31, 2023).

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including brokerage commissions on the purchases and sale of Fund shares. Therefore, the expense examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs had been included, your costs would have been higher.

Disclosure of Fund Expenses (Unaudited) (continued)

	Beginning Account Value 10/1/2022	Ending Account Value 3/31/2023	Annualized Expense Ratios	Expenses Paid During Period(1)
KraneShares CICC China Leaders 100 Index ETF
Actual Fund Return	$1,000.00	$1,085.80	0.69%	$3.59
Hypothetical 5% Return	1,000.00	1,021.49	0.69	3.48

KraneShares CSI China Internet ETF
Actual Fund Return	$1,000.00	$1,268.30	0.69%	$3.90
Hypothetical 5% Return	1,000.00	1,021.49	0.69	3.48

KraneShares Bosera MSCI China A 50 Connect Index ETF
Actual Fund Return	$1,000.00	$1,058.20	0.56%	$2.87
Hypothetical 5% Return	1,000.00	1,022.14	0.56	2.82

KraneShares Bloomberg China Bond Inclusion Index ETF
Actual Fund Return	$1,000.00	$1,047.00	0.49%	$2.50
Hypothetical 5% Return	1,000.00	1,022.49	0.49	2.47

KraneShares MSCI All China Index ETF
Actual Fund Return	$1,000.00	$1,147.20	0.49%	$2.62
Hypothetical 5% Return	1,000.00	1,022.49	0.49	2.47

KraneShares MSCI One Belt One Road Index ETF
Actual Fund Return	$1,000.00	$1,045.40	0.79%	$4.03
Hypothetical 5% Return	1,000.00	1,020.99	0.79	3.98

KraneShares Emerging Markets Consumer Technology Index ETF
Actual Fund Return	$1,000.00	$1,151.50	0.60%	$3.22
Hypothetical 5% Return	1,000.00	1,021.94	0.60	3.02

KraneShares MSCI China Clean Technology Index ETF
Actual Fund Return	$1,000.00	$1,027.80	0.79%	$3.99
Hypothetical 5% Return	1,000.00	1,020.99	0.79	3.98

KraneShares Electric Vehicles and Future Mobility Index ETF
Actual Fund Return	$1,000.00	$1,010.20	0.72%	$3.61
Hypothetical 5% Return	1,000.00	1,021.34	0.72	3.63

KraneShares MSCI All China Health Care Index ETF
Actual Fund Return	$1,000.00	$1,166.10	0.65%	$3.51
Hypothetical 5% Return	1,000.00	1,021.69	0.65	3.28

KraneShares Asia Pacific High Income Bond ETF
Actual Fund Return	$1,000.00	$1,101.90	0.69%	$3.62
Hypothetical 5% Return	1,000.00	1,021.49	0.69	3.48

KraneShares Emerging Markets Healthcare Index ETF
Actual Fund Return	$1,000.00	$1,068.40	0.80%	$4.13
Hypothetical 5% Return	1,000.00	1,020.94	0.80	4.03

KraneShares MSCI Emerging Markets ex China Index ETF
Actual Fund Return	$1,000.00	$1,148.40	0.24%	$1.29
Hypothetical 5% Return	1,000.00	1,023.74	0.24	1.21

Disclosure of Fund Expenses (Unaudited) (concluded)

	Beginning Account Value 10/1/2022	Ending Account Value 3/31/2023	Annualized Expense Ratios	Expenses Paid During Period(1)
KraneShares MSCI China ESG Leaders Index ETF
Actual Fund Return	$1,000.00	$1,164.20	0.59%	$3.18
Hypothetical 5% Return	1,000.00	1,021.99	0.59	2.97

KraneShares CICC China 5G & Semiconductor Index ETF
Actual Fund Return	$1,000.00	$1,214.00	0.65%	$3.59
Hypothetical 5% Return	1,000.00	1,021.69	0.65	3.28

KraneShares CICC China Consumer Leaders Index ETF
Actual Fund Return	$1,000.00	$1,095.00	0.68%	$3.55
Hypothetical 5% Return	1,000.00	1,021.54	0.68	3.43

KraneShares SSE STAR Market 50 Index ETF
Actual Fund Return	$1,000.00	$1,168.90	0.89%	$4.81
Hypothetical 5% Return	1,000.00	1,020.49	0.89	4.48

KraneShares Hang Seng TECH Index ETF
Actual Fund Return	$1,000.00	$1,267.40	0.69%	$3.90
Hypothetical 5% Return	1,000.00	1,021.49	0.69	3.48

KraneShares China Innovation ETF
Actual Fund Return	$1,000.00	$1,179.60	0.11%	$0.60
Hypothetical 5% Return	1,000.00	1,024.38	0.11	0.56

KraneShares S&P Pan Asia Dividend Aristocrats Index ETF
Actual Fund Return	$1,000.00	$1,169.80	0.68%	$3.68
Hypothetical 5% Return	1,000.00	1,021.54	0.68	3.43

KraneShares China Internet and Covered Call Strategy ETF
Actual Fund Return(2)	$1,000.00	$964.40	0.27%	$0.57
Hypothetical 5% Return	1,000.00	1,023.59	0.27	1.36

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period) unless otherwise indicated.
(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 79/365 (to reflect the period from 1/12/23- 3/31/23).

Notice To Shareholders (Unaudited)

For shareholders that do not have a March 31, 2023 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2023 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended March 31, 2023, the Funds are designating the following items with regard to distributions paid during the year.

Return of Capital(1)	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(2)	Qualifying Dividend Income(3)	U.S. Government Interest(4)	Interest Related Dividends(5)	Short Term Capital Gain Dividends(6)	Foreign Tax Credit
KraneShares CICC China Leaders 100 Index ETF(7)
0.00%	19.41%	80.59%	100.00%	0.00%	100.00%	0.00%	0.13%	0.00%	10.16%
KraneShares CSI China Internet ETF
0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
KraneShares Bosera MSCI China A 50 Connect Index ETF(7)
0.00%	90.15%	9.85%	100.00%	0.00%	100.00%	0.00%	0.05%	0.00%	1.30%
KraneShares Bloomberg China Bond Inclusion Index ETF
71.46%	0.00%	28.54%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
KraneShares MSCI All China Index ETF (7)
0.00%	36.28%	63.72%	100.00%	0.25%	81.86%	0.00%	0.24%	0.00%	5.02%
KraneShares MSCI One Belt One Road Index ETF(7)
0.00%	0.00%	100.00%	100.00%	0.00%	81.15%	0.00%	0.21%	0.00%	11.07%
KraneShares Emerging Markets Consumer Technology Index ETF
0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
KraneShares MSCI China Clean Technology Index ETF(7)
0.00%	80.97%	19.03%	100.00%	0.00%	100.00%	0.00%	0.57%	0.00%	0.00%
KraneShares Electric Vehicles and Future Mobility Index ETF(7)
0.00%	0.00%	100.00%	100.00%	14.10%	100.00%	0.00%	0.16%	0.00%	18.47%
KraneShares MSCI All China Health Care Index ETF
0.00%	0.00%	100.00%	100.00%	0.00%	100.00%	0.00%	1.04%	0.00%	63.26%
KraneShares Asia Pacific High Income Bond ETF
0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.07%	0.00%	0.00%
KraneShares Emerging Markets Healthcare Index ETF
0.00%	0.00%	100.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%
KraneShares MSCI Emerging Markets ex China Index ETF(7)
0.00%	0.00%	100.00%	100.00%	0.34%	39.67%	0.00%	0.19%	0.00%	18.60%
KraneShares MSCI China ESG Leaders Index ETF(7)
0.00%	0.00%	100.00%	100.00%	1.33%	62.28%	0.00%	0.01%	0.00%	6.78%
KraneShares CICC China 5G & Semiconductor Index ETF
0.00%	0.00%	100.00%	100.00%	0.00%	100.00%	0.00%	0.54%	0.00%	0.00%
KraneShares CICC China Consumer Leaders Index ETF(7)
0.00%	0.00%	100.00%	100.00%	2.01%	100.00%	0.00%	1.26%	0.00%	23.25%
KraneShares SSE Star Market 50 Index ETF
0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
KraneShares Hang Seng TECH Index ETF
0.00%	0.00%	100.00%	100.00%	0.00%	14.02%	0.00%	0.00%	0.00%	0.00%
KraneShares China Innovation ETF
32.78%	67.22%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
KraneShares S&P Pan Asia Dividend Aristocrats Index ETF
0.00%	0.00%	100.00%	100.00%	0.00%	53.40%	0.00%	0.06%	0.00%	17.04%

Notice To Shareholders (Unaudited) (concluded)

Return of Capital(1)	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(2)	Qualifying Dividend Income(3)	U.S. Government Interest(4)	Interest Related Dividends(5)	Short Term Capital Gain Dividends(6)	Foreign Tax Credit
KraneShares China Internet and Covered Call Strategy ETF
35.12%	0.00%	64.88%	100.00%	0.00%	0.00%	0.00%	0.23%	100.00%	0.00%

(1)	Return of capital is a payment received from the fund that is not considered to be taxable income. The return of capital distribution is considered to be a return of the investor’s original investment and reduces the investor’s cost basis in the fund.
(2)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).
(3)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.
(4)	“U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.
(5)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distributions that is exempt from U.S. withholding tax when paid for foreign investors.
(6)	The percentage in this column represents the amount of “Short Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distributions that is exempt from U.S. withholding tax when paid for foreign investors.
(7)	The following Funds intend to pass through a foreign tax credit to their shareholders. For the fiscal year ended March 31, 2023, the total amount of foreign source income and amount of foreign tax to be paid is as follows:

KraneShares Funds	Foreign Source Income	Foreign Tax Credit Pass Through
KraneShares CICC China Leaders 100 Index ETF	$262,176	$30,201
KraneShares Bosera MSCI China A 50 Connect Index ETF	11,475,483	1,461,599
KraneShares MSCI All China Index ETF	189,569	16,504
KraneShares MSCI One Belt One Road Index ETF	196,688	26,857
KraneShares Electric Vehicles and Future Mobility Index ETF	2,277,359	473,744
KraneShares MSCI All China Health Care Index ETF	278,213	87,722
KraneShares MSCI Emerging Markets ex China Index ETF	895,915	158,460
KraneShares MSCI China ESG Leaders Index ETF	115,785	7,333
KraneShares CICC China Consumer Leaders Index ETF	125,495	20,827
KraneShares S&P Pan Asia Dividend Aristocrats Index ETF	43,293	4,587

The allocable share of foreign tax credit will be reported on Form 1099-DIV.

Supplemental Information (Unaudited)

Net asset value, or “NAV”, is the price per Share at which the Funds issue and redeem Shares to Authorized Participants. It is calculated in accordance with the policies described in Note 2 in Notes to Financial Statements. The “Market Price” of the Funds generally is determined using the closing price on the stock exchange on which the Shares of the Funds are listed for trading. The Funds’ Market Price may be at, above or below their NAV. The NAV of the Funds will fluctuate with changes in the market value of their holdings. The Market Price of the Funds will fluctuate in accordance with changes in their NAV, as well as market supply and demand of Fund Shares.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Funds on a given day, generally at the time NAV is calculated. A premium is the amount that the Funds are trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Funds are trading below the reported NAV, expressed as a percentage of the NAV. Shareholders may pay more than NAV when they buy Fund Shares and receive less than NAV when they sell those Shares, because Shares are bought and sold at Market Price.

Further information regarding premiums and discounts is available on the Funds’ website at http://kraneshares.com. The premium and discount information contained on the website represents past performance and cannot be used to predict future results.

KraneShares Trust: 280 Park Avenue 32nd Floor New York, NY 10017 1-855-857-2638 http://kraneshares.com/	Distributor: SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456

Investment Adviser: Krane Funds Advisors, LLC 280 Park Avenue 32nd Floor New York, NY 10017	Administrator: SEI Investments Global Funds Services One Freedom Valley Drive Oaks, PA 19456

Sub-Adviser: Bosera Asset Management (International) Co., Ltd. Suite 4109 Jardine House One Connaught Place Central, Hong Kong	Independent Registered Public Accounting Firm: KPMG LLP 1601 Market Street Philadelphia, PA 19103

Sub-Adviser: Nikko Asset Management Americas, Inc. 605 Third Avenue 38th Floor New York, NY 10158

This information must be preceded or accompanied by a current prospectus for the Funds described.

KraneShares Trust:

280 Park Avenue, 32nd Floor

New York, NY 10017

KRS-AR-001-1000

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, and any person who performs a similar function. During the period covered by the report, there were no amendments to the code of ethics, and the Registrant did not grant any waivers from a provision of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert, John Ferguson, is an independent trustee as defined in Form N-CSR Item 3 (a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		2023			2022
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$751,300	$0	N/A	$623,800	$0	N/A
(b)	Audit-Related Fees	$0	$0	N/A	$0	$0	N/A
(c)	Tax Fees(1)	$130,900	$0	N/A	$112,157	$0	N/A
(d)	All Other Fees	$6,531	$0	N/A	$0	$0	N/A

Notes:

(1) These services included tax return preparation and tax compliance for the Funds.

(e)(1) Pursuant to the requirements of the Sarbanes-Oxley Act of 2002, the SEC adopted Rule 2-01 under Regulation S-X, which, among other things, requires a fund’s audit committee to pre-approve certain audit and non-audit services that are provided by its independent auditors in order to ensure the auditors’ independence. The Registrant’s Board of Trustees has established an Audit Committee that has been charged with, among other things, assisting the Board of Trustees in its oversight of: the Registrant’s independent auditors; preapproving all audit and non-audit services provided by the Registrant’s independent auditors; the integrity of the Funds’ financial statements; the independent auditors’ qualifications and independence; and the use of appropriate accounting principles.

(e)(2) Percentage of fees billed applicable to non-audit services approved pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows for KPMG:

	2023	2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by KPMG for the last two fiscal years were $0 and $0, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of the Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i) Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j) Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5. Audit Committee of Listed Registrants.

(a) The Registrant has a separately-designated standing Audit Committee, which is composed of the Registrant’s Independent Trustees, Messrs. Patrick Campo, John Ferguson and Matthew Stroyman.

(b) Not applicable.

Item 6. Investments.

(a) The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) A certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), is filed herewith.

(a)(3) Not applicable to the Registrant.

(a)(4) Not applicable to the Registrant.

(b) Officer certification filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	KraneShares Trust

By (Signature and Title)	/s/ Jonathan Krane
Jonathan Krane
Principal Executive Officer

Date: June 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jonathan Krane
Jonathan Krane
Principal Executive Officer

Date: June 9, 2023

By (Signature and Title)	/s/ Jonathan Krane
Jonathan Krane
Principal Financial Officer

Date: June 9, 2023